As filed with the Securities and Exchange Commission on April 20, 2005

                                                       Registration No. 33-78944

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         PRE-EFFECTIVE AMENDMENT NO. [_]

                       POST-EFFECTIVE AMENDMENT NO. 23 [X]

                                     and/or

                             REGISTRATION STATEMENT
                  UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

                                Amendment No. 25

                                   PREMIER VIT
                          (formerly PIMCO Advisors VIT)
               (Exact Name of Registrant as Specified in Charter)

                 1345 Avenue of the Americas, New York, NY 10105
                    (Address of Principal Executive Offices)

                                 (212) 739-3000
                         (Registrant's Telephone Number)

                            Thomas J. Fuccillo, Esq.
                               OpCap Advisors LLC
                           1345 Avenue of the Americas
                             New York, NY 10105-4800
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective:

[_] immediately upon filing pursuant    [X] On May 1, 2005 pursuant to paragraph
    to paragraph (b)                        (b)

[_] 60 days after filing pursuant to    [_] on {__} pursuant to paragraph (a)(1)
    paragraph (a)(1)

[_] 75 days after filing pursuant to    [_] on {__} pursuant to paragraph (a)(2)
    paragraph (a)(2)                        of Rule 485

                                   PREMIER VIT

                          Prospectus dated May 1, 2005

PREMIER VIT (the "Fund") is an open-end investment company consisting of the following investment portfolios (the "Portfolios"):

          PEA Large Cap Growth Portfolio ("Large Cap Growth Portfolio")

          PEA Small Cap Growth Portfolio ("Small Cap Growth Portfolio")

                 OpCap Balanced Portfolio ("Balanced Portfolio")

                   OpCap Equity Portfolio ("Equity Portfolio")

            OpCap Global Equity Portfolio ("Global Equity Portfolio")

                  OpCap Managed Portfolio ("Managed Portfolio")

                  OpCap Mid Cap Portfolio ("Mid Cap Portfolio")

              OpCap Renaissance Portfolio ("Renaissance Portfolio")

                OpCap Small Cap Portfolio ("Small Cap Portfolio")

            NFJ Dividend Value Portfolio ("Dividend Value Portfolio")

Shares of the Portfolios are sold only to variable accounts of certain life insurance companies as an investment vehicle for their variable annuity and variable life insurance contracts and to qualified pension and retirement plans.

The Securities and Exchange Commission has not approved or disapproved of any
Portfolio's securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense. This
Prospectus contains information you should know before investing, including information concerning risks. Please read it before you invest and keep it for future reference.

                                                                            Page
                                                                            ----

                                        2

                               RISK/RETURN SUMMARY

INVESTMENT GOALS                 Large Cap Growth Portfolio....Long term capital
                                                               appreciation

                                 Small Cap Growth Portfolio....Capital
                                                               appreciation

                                 Balanced Portfolio............Growth of capital
                                                               and investment
                                                               income

                                 Equity Portfolio..............Long term capital
                                                               appreciation

                                 Global Equity Portfolio.......Long term capital
                                                               appreciation

                                 Managed Portfolio.............Growth of capital
                                                               over time

                                 Mid Cap Portfolio.............Long term capital
                                                               appreciation

                                 Renaissance Portfolio.........Long term capital
                                                               appreciation and
                                                               income

                                 Small Cap Portfolio...........Capital
                                                               appreciation

                                 Dividend Value Portfolio......Income and long
                                                               term growth of
                                                               capital

PRINCIPAL INVESTMENT
STRATEGIES                       o    The Large Cap Growth Portfolio invests at
                                      least 80% of its net assets, plus the
                                      amount of any borrowings for investment
                                      purposes, in equity securities of
                                      companies with market capitalizations of
                                      at least $5 billion at the time of
                                      purchase that the sub-adviser believes
                                      will experience relatively rapid earnings
                                      growth.

                                 o    The Small Cap Growth Portfolio invests at
                                      least 80% of its net assets, plus the
                                      amount of any borrowings for investment
                                      purposes, in equity securities of
                                      companies with market capitalizations
                                      under $2 billion at the time of purchase
                                      that the sub-adviser believes will
                                      experience rapid earnings growth.

                                 o    The Balanced Portfolio invests in equity
                                      and debt securities that the investment
                                      adviser believes are undervalued.
                                      Generally, the Portfolio will invest at
                                      least 25% of its total assets in equity
                                      securities and at least 25% of its total
                                      assets in debt securities.

                                 o    The Equity Portfolio invests at least 80%
                                      of its net assets, plus the amount of any
                                      borrowings for investment purposes, in
                                      equity securities that the investment
                                      adviser believes are undervalued in the
                                      marketplace.

                                        3

                                 o    The Global Equity Portfolio invests at
                                      least 80% of its net assets, plus the
                                      amount of any borrowings for investment
                                      purposes, in equity securities on a
                                      worldwide basis and may invest in U.S. or
                                      foreign fixed income securities.

                                 o    The Managed Portfolio invests in common
                                      stocks, bonds and cash equivalents,
                                      allocated based on the sub-adviser's
                                      judgment.

                                 o    The Mid Cap Portfolio invests at least 80%
                                      of its net assets, plus the amount of any
                                      borrowings for investment purposes, in
                                      equity securities of companies with market
                                      capitalizations between $500 million and
                                      $8 billion at the time of purchase that
                                      the investment adviser believes are
                                      undervalued in the marketplace.

                                 o    The Renaissance Portfolio invests
                                      generally in equity securities of
                                      companies with market capitalizations of
                                      $1 billion to $10 billion that the
                                      sub-adviser believes are undervalued
                                      relative to their industry group and whose
                                      business fundamentals are expected to
                                      improve, although it may invest in
                                      companies in any capitalization range.

                                 o    The Small Cap Portfolio invests at least
                                      80% of its net assets, plus the amount of
                                      any borrowings for investment purposes, in
                                      equity securities of companies with market
                                      capitalizations under $2 billion at the
                                      time of purchase that the sub-adviser
                                      believes are undervalued in the
                                      marketplace.

                                 o    The Dividend Value Portfolio invests at
                                      least 80% of its net assets, plus the
                                      amount of any borrowings for investment
                                      purposes, in equity securities, consisting
                                      primarily of income-producing common
                                      stocks of companies with market
                                      capitalizations of more than $2 billion at
                                      the time of investment.

INVESTMENT
PHILOSOPHY                       OpCap Advisors LLC ("OpCap Advisors") is the
                                 investment adviser to all of the Portfolios.
                                 OpCap Advisors has retained its affiliates
                                 Oppenheimer Capital LLC ("Oppenheimer Capital")
                                 as sub-adviser to the Balanced, Equity, Global
                                 Equity, Mid Cap, Renaissance and Small Cap
                                 Portfolios and a portion of the assets of the
                                 Managed Portfolio; PEA Capital LLC ("PEA
                                 Capital") as sub-adviser to the Large Cap
                                 Growth and Small Cap Growth Portfolios; Pacific
                                 Investment Management Company LLC ("PIMCO") as
                                 sub-adviser for a portion of the assets of the
                                 Managed Portfolio and NFJ Investment Group L.P.
                                 ("NFJ") as sub-adviser to the Dividend Value
                                 Portfolio.

                                 For the equity investments it manages,
                                 Oppenheimer Capital applies

                                        4

                                 principles of value investing, although the
                                 individual portfolio managers may implement
                                 these principles differently.

                                 When selecting equity securities, Oppenheimer
                                 Capital believes there are two major components
                                 of value:

                                 o    A company's ability to generate earnings
                                      that contribute to shareholder value.
                                      Oppenheimer Capital considers
                                      discretionary cash flow to be cash that
                                      remains after a company spends what is
                                      needed to sustain its industrial position
                                      as a primary determinant of a company's
                                      potential to add economic value.

                                 o    Price - Oppenheimer Capital looks for
                                      companies with a market undervaluation
                                      great enough to offer the potential for
                                      upside reward coupled with what it
                                      believes is modest downward risk.

                                 Oppenheimer Capital uses fundamental analysis
                                 to select securities. Fundamental analysis
                                 involves intensive evaluation of historic
                                 financial data, including:

                                 o    Financial statements

                                 o    Market share analysis

                                 o    Unit volume growth

                                 o    Barriers to entry

                                 o    Pricing policies

                                 o    Management record.

                                 Oppenheimer Capital uses fundamental analysis
                                 to select companies it believes have one or
                                 more of the following characteristics:

                                 o    Substantial and growing discretionary cash
                                      flow

                                 o    Strong shareholder value-oriented
                                      management

                                 o    Valuable consumer or commercial franchises

                                 o    High returns on capital

                                 o    Favorable price to intrinsic value
                                      relationship.

                                 In selecting debt securities, Oppenheimer
                                 Capital analyzes yield relationships between
                                 different sectors and among securities along
                                 the yield curve. Oppenheimer Capital seeks
                                 individual issues that it believes are
                                 inexpensive and have the potential to provide
                                 superior returns. In evaluating high-yield debt
                                 securities, Oppenheimer Capital supplements its
                                 traditional credit analysis with an evaluation
                                 of an issuer's asset values.

                                 There can be no assurance that Oppenheimer
                                 Capital will achieve its goals.

                                        5

                                 PEA Capital's investment philosophy generally
                                 focuses on the wealth-creating characteristics
                                 of a growing business. By combining the
                                 characteristics of growth, quality, and time,
                                 its investment process seeks to capture the
                                 powerful compounding effect of a growing
                                 enterprise. PEA Capital seeks to invest in
                                 superior companies and then monitor accounts to
                                 ensure that it maintains a portfolio of the
                                 highest quality companies available. The
                                 investment process includes the review of
                                 quantitative and qualitative criteria. PEA
                                 Capital aims to significantly outperform the
                                 relevant market index over the long term and to
                                 control risk relative to the market. There can
                                 be no assurance that PEA Capital will achieve
                                 its goals.

                                 PIMCO acts as the sub-adviser for a portion of
                                 the Managed Portfolio. In selecting debt
                                 securities, PIMCO develops an outlook for
                                 interest rates, currency exchange rates and the
                                 economy; analyzes credit and call risks, and
                                 uses other security selection techniques. The
                                 proportion of the Portfolio's assets committed
                                 to investment in securities with particular
                                 characteristics (such as quality, section
                                 interest rate or maturity) varies based on
                                 PIMCO's outlook for the U.S. economy and the
                                 economies of other countries in the world, the
                                 financial markets and other factors.

                                 PIMCO seeks to identify areas of the bond
                                 market that are undervalued relative to the
                                 rest of the market. PIMCO identifies these
                                 areas by first classifying bonds into the
                                 following sectors: money market, government,
                                 corporate, mortgage, asset-backed and
                                 international. Sophisticated proprietary
                                 software then assists in evaluating sectors and
                                 pricing specific securities. Once investment
                                 opportunities are identified, PIMCO will shift
                                 assets among sectors depending upon changes in
                                 relative valuations and credit spreads. There
                                 can be no assurance that PIMCO will achieve its
                                 goals.

                                 NFJ employs a deep value equity investment
                                 style that focuses on both income and capital
                                 appreciation potential. NFJ follows a
                                 disciplined investment process that emphasizes
                                 broad industry diversification and dividend
                                 income. Grounded in in-depth research and
                                 analysis, this process enables NFJ to identify
                                 stocks with attractive valuations and strong
                                 long-term growth potential while controlling
                                 total portfolio risk.

                                 The main proxy of undervaluation that NFJ uses
                                 is the price earnings ratio ("P/E"). Other
                                 variables such as price to book, price to
                                 sales, and price to cash flow ratios are also
                                 utilized to confirm an attractive valuation.
                                 Once the low P/E screen is completed, the focus
                                 turns to intensive fundamental research with
                                 the objective of determining whether a stock is
                                 actually mispriced as indicated by the low P/E
                                 multiple or whether the stock is correctly
                                 priced due to a particular fundamental reason.

                                 There can be no assurance that NFJ will achieve
                                 its goals.

                                        6

PRINCIPAL RISKS                  If you invest in the Portfolios that invest in
                                 equity securities, you could lose money or
                                 those Portfolios could underperform other
                                 investments if any of the following happens:

                                 o    The stock market goes down

                                 o    The Portfolio's investment style (i.e.,
                                      value or growth) falls out of favor

                                 o    The Portfolio's investment sector (e.g.,
                                      small cap, mid cap or foreign securities,
                                      which generally are more volatile than
                                      U.S. large cap securities) declines or
                                      becomes less liquid

                                 o    The market does not recognize certain
                                      stocks as being undervalued.

                                 o    The stocks selected for growth potential
                                      do not achieve such growth.

                                 If you invest in the Portfolios that invest in
                                 debt securities, you could lose money or those
                                 Portfolios could underperform other investments
                                 if any of the following events occur:

                                 o    Interest rates rise and the bond market
                                      declines

                                 o    Bond issuers cannot meet their obligations

                                 o    As a result of pre-payments, the
                                      Portfolios may have to reinvest at lower
                                      rates.

BAR CHART &                      The charts below provide some indication of the
PERFORMANCE                      risks of investing in the Portfolios by showing
TABLE                            changes in the performance of each Portfolio's
                                 shares from year to year over the past 10 years
                                 or, if less, for each full calendar year during
                                 the life of each Portfolio and by showing the
                                 highest and lowest quarterly return during the
                                 same period for each Portfolio. Prior to May 1,
                                 2004, due to a reorganization which occurred on
                                 April 30, 2004, in which all assets of the LSA
                                 Balanced Fund were transferred to the Balanced
                                 Portfolio in return for shares of the Balanced
                                 Portfolio, performance for the Balanced
                                 Portfolio represents that of the LSA Balanced
                                 Fund, a series of the LSA Variable Series
                                 Trust, adjusted to reflect fees and expenses
                                 attributable to the Balanced Portfolio.
                                 Performance is not shown in a bar chart for the
                                 Large Cap Growth and Small Cap Growth
                                 Portfolios because they have never commenced
                                 operations. Supplemental performance of PEA
                                 Capital with regard to these Portfolios can be
                                 found in the section captioned "Sub-Adviser's
                                 Past Performance."

                                 The Portfolios' past performance does not
                                 necessarily indicate how each Portfolio will
                                 perform in the future. The Portfolios'
                                 performance does not reflect charges and
                                 deductions which are imposed under the variable
                                 contracts. Performance results after charges
                                 and deductions will be lower.

                                        7

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                EQUITY PORTFOLIO

1995    38.85%
1996    23.36%
1997    26.63%
1998    11.86%
1999     2.54%
2000     9.91%
2001    (7.02)%
2002   (21.41)%
2003    28.57%
2004    11.93%

During the periods shown in the bar chart, the highest quarterly return was
17.35% (for the quarter ended 6/30/03) and the lowest quarterly return was
(20.84)% (for the quarter ended 9/30/02).

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                               MID CAP PORTFOLIO

1999    21.63%
2000    25.88%
2001     6.56%
2002    (7.13)%
2003    32.42%
2004    19.34%

During the periods shown in the bar chart, the highest quarterly return was
23.78% (for the quarter ended 12/31/99) and the lowest quarterly return was
(14.41)% (for the quarter ended 9/30/01).

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                              SMALL CAP PORTFOLIO

1995    15.23%
1996    18.72%
1997    22.24%
1998    (9.03)%
1999    (1.80)%
2000    44.22%
2001     8.30%
2002   (21.60)%
2003    42.70%
2004    17.88%

During the periods shown in the bar chart, the highest quarterly return was
22.56% (for the quarter ended 6/30/03) and the lowest quarterly return was
(22.94)% (for the quarter ended 9/30/02).

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                            GLOBAL EQUITY PORTFOLIO

1996    15.02%
1997    14.02%
1998    13.29%
1999    26.53%
2000     4.70%
2001   (13.82)%
2002   (17.41)%
2003    31.55%
2004    12.53%

                                        8

During the periods shown in the bar chart, the highest quarterly return was
15.22% (for the quarter ended 06/30/03) and the lowest quarterly return was
(16.02)% (for the quarter ended 9/30/02).

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                               MANAGED PORTFOLIO

1995    45.55%
1996    22.77%
1997    22.29%
1998     7.12%
1999     5.00%
2000     9.74%
2001    (4.91)%
2002   (16.88)%
2003    21.75%
2004    10.77%

During the periods shown in the bar chart, the highest quarterly return was
14.74% (for the quarter ended 6/30/95) and the lowest quarterly return was
(13.37)% (for the quarter ended 9/30/98).

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                               BALANCED PORTFOLIO

2000     8.88%
2001     2.24%
2002   -18.30%
2003    29.22%
2004    10.68%

During the periods shown in the bar chart, the highest quarterly return was
14.86% (for the quarter ended 6/30/03) and the lowest quarterly return was
(14.02)% (for the quarter ended 6/30/02).

 [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                             RENAISSANCE PORTFOLIO

2003   56.53%
2004   16.68%

During the periods shown in the bar chart, the highest quarterly return was
31.47% (for the quarter ended 6/30/03) and the lowest quarterly return was
(24.70)% (for the quarter ended 9/30/02).

                                        9

[THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                             RENAISSANCE PORTFOLIO

2003   56.53%
2004   16.68%

During the periods shown in the bar chart, the highest quarterly return was
15.52% (for the quarter ended 12/31/03) and the lowest quarterly return was
1.34% (for the quarter ended 9/30/04).

The following table shows the average annual returns for the Equity, Mid Cap,
Small Cap, Global Equity, Managed, Renaissance, Balanced and Dividend Value
Portfolios. Prior to May 1, 2004, performance of the Balanced Portfolio reflects the performance of the LSA Balanced Fund, adjusted to reflect the fees and expenses attributable to the Balanced Portfolio. Prior to February 11, 2005,
performance of the Renaissance Portfolio reflects the performance of the
Portfolio when it was managed by PEA Capital. The change of sub-adviser from PEA
Capital to Oppenheimer Capital did not result in any change in the investment objective, policies or fees of the Renaissance Portfolio. The table gives some indication of the risks of the Portfolios by comparing the performance of each
Portfolio with a broad measure of market performance. Performance information is not shown in a table for the Large Cap Growth and Small Cap Growth Portfolios
because they have never commenced operations.

      Average Annual Total Returns for the periods ended December 31, 2004

                                       1 Year   5 Years   10 Years
                                       ------   -------   --------
Equity Portfolio                       11.93%    2.94%     11.13%
S&P 500                                10.88%   (2.30)%    12.10%

Mid Cap Portfolio                      19.34%   14.34%     13.12%*
Wilshire 750 Mid Cap Index             19.01%    7.19%      9.04%*
*since Portfolio inception: 2/9/98

Small Cap Portfolio                    17.88%   15.51%     11.87%
Russell 2000 Index                     18.33%    6.62%     11.57%

                                       10

Global Equity Portfolio                12.53%    1.98%      9.60%*
MSCI World Index                       14.72%   (2.45)%     8.32%*
*since Portfolio inception: 3/1/95

Managed Portfolio                      10.77%    3.18%     11.13%
S&P 500                                10.88%   (2.30)%    12.10%

Renaissance Portfolio                  16.68%   21.04%*      N/A
Russell Mid Cap Value Index            23.71%   20.51%*      N/A
*since Portfolio inception: 7/10/02

Balanced Portfolio                     10.80%    5.82%       N/A
S&P 500                                10.88%   (2.30)       N/A
60% S&P 500 / 40% Merrill Lynch         8.75%    2.36%       N/A
Corporate Master Bond Index

Dividend Value Portfolio               14.65%   22.86%*      N/A
Russell 1000 Value                     16.49%   22.57%*      N/A
*since Portfolio inception: 7/1/03

FEES &     The following tables describe the fees and expenses associated with
EXPENSES   buying and holding shares of each Portfolio. Overall fees and expenses of investing in the Portfolio are higher than shown because the table does not reflect variable contract fees and expenses charged by the insurance company.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT) Not applicable

                                       11

      ANNUAL PORTFOLIO OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM
                               PORTFOLIO ASSETS)

-----------------------------------------------------------------------------------------------------------
                                                            Total Annual
                                 Distribution                 Portfolio        Fees and       Net Portfolio
                   Management   and/or Service     Other      Operating     Expenses Waived     Operating
   Portfolio           Fee       (12b-1) Fees    Expenses     Expenses     or Reimbursed(1)    Expenses(3)
-----------------------------------------------------------------------------------------------------------

     Equity           0.80%          None         0.23%       1.03%              0.02%            1.01%
-----------------------------------------------------------------------------------------------------------
    Balanced          0.80%          None         0.61%       1.41%              0.37%            1.04%
-----------------------------------------------------------------------------------------------------------
   Small Cap          0.80%          None         0.11%       0.91%              None             0.91%
-----------------------------------------------------------------------------------------------------------
    Mid Cap           0.80%          None         0.50%       1.30%              0.27%            1.03%
-----------------------------------------------------------------------------------------------------------
 Global Equity        0.80%          None         0.46%       1.26%              None             1.26%
-----------------------------------------------------------------------------------------------------------
  Renaissance         0.80%          None         0.37%       1.17%              0.03%            1.14%
-----------------------------------------------------------------------------------------------------------
    Managed           0.80%          None         0.12%       0.92%              None             0.92%
-----------------------------------------------------------------------------------------------------------
Large Cap Growth      0.80%          None         0.20%(2)    1.00%(2)           None             1.00%
-----------------------------------------------------------------------------------------------------------
Small Cap Growth      0.80%          None         0.20%(2)    1.00%(2)           None             1.00%
-----------------------------------------------------------------------------------------------------------
 Dividend Value       0.80%          None         2.21%       3.01%              1.99%            1.02%
-----------------------------------------------------------------------------------------------------------

(1)  OpCap Advisors has contractually agreed to reduce total annual portfolio operating expenses of each Portfolio (except Global Equity) to the extent they would exceed 1.00% (net of any expenses offset by earnings credits from the custodian bank) of the Portfolio's average daily net assets and
     1.25% (net of any expense offset by earnings credits from the custodian bank) of the Global Equity Portfolio's average daily net assets. This reduction of annual portfolio operating expenses is guaranteed by OpCap
     Advisors through December 31, 2015.

(2)  Estimated (based on potential expenses for the current fiscal year if the
     Portfolios commenced operations)

(3)  Inclusive of custody expenses offset by custody credits earned on cash balances at the custodian bank.

The Examples are intended to help you compare the cost of investing in shares of a Portfolio with the costs of investing in other mutual funds. The Examples assume that you invest $10,000 in shares of a Portfolio for the time periods indicated. The Examples also assume that your investment has a 5% return each year, the reinvestment of all dividends and distributions, and that the
Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the Examples show what your costs would be based on these assumptions. The results apply whether or not you redeem your investment at the end of the given period. These Examples do not take into account the fees and expenses imposed by insurance companies through which your investment in a
Portfolio may be made. If expenses at the variable contract level were included, fees would be higher.

---------------------------------------------------------
    Portfolio       1 Year   3 Years   5 Years   10 Years
---------------------------------------------------------
      Equity         $103      $322      $558     $1,236
---------------------------------------------------------
    Small Cap        $ 93      $290      $504     $1,120
---------------------------------------------------------
     Mid Cap         $105      $328      $569     $1,259
---------------------------------------------------------
  Global Equity      $128      $400      $692     $1,523
---------------------------------------------------------
   Renaissance       $116      $362      $628     $1,386
---------------------------------------------------------
     Managed         $ 94      $293      $509     $1,131
---------------------------------------------------------
     Balanced        $106      $331      $574     $1,271
---------------------------------------------------------
Large Cap Growth*    $102      $318      $552     $1,225
---------------------------------------------------------

                                       12

---------------------------------------------------------
Small Cap Growth*    $102      $318      $552     $1,225
---------------------------------------------------------
  Dividend Value     $104      $325      $563     $1,248
---------------------------------------------------------

*Portfolios have never commenced operations.

                         SUB-ADVISER'S PAST PERFORMANCE

The performance results shown below represent composite returns (the
"Composites") derived from performance data furnished by PEA Capital, which is sub-adviser to the Large Cap Growth and Small Cap Growth Portfolios ("PEA
Portfolios"). The Composites for the PEA Portfolios are comprised of all accounts managed by the PEA Capital with substantially similar investment objectives, policies and strategies as the PEA Portfolios.

The Composites have not been subject to the same types of expenses and restrictions to which the PEA Portfolios would be subject to. The information regarding the performance of the Composites does not represent any of the performance of the PEA Portfolios. Such information should not be considered a prediction of the future performance of the PEA Portfolios. The PEA Portfolios are not active and do not have a performance record of their own.

The fees and expenses paid by the PEA Portfolios will be higher than the fees and expenses paid by the Composites. The performance of the Composites would have been lower than that shown above if the Composites had been subject to the fees and expenses of the PEA Portfolios and to other restrictions applicable to investment companies under relevant laws.

Unlike the Portfolios, the accounts comprising the Composites are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended, and the
Internal Revenue Service Code of 1986. Complying with these regulatory requirements may have an adverse effect on each fund's performance relative to that of a composite in which all or some accounts are not subject to such requirements.

The following table reflects data supplied by the sub-adviser relating to the performance of all fee paying, fully discretionary portfolios using the strategies similar to the PEA Portfolios but not necessarily identical to those of the PEA Portfolios. Performance of each Composite is not that of the corresponding PEA Portfolio, is not a substitute for the corresponding portfolio's performance and does not predict a PEA Portfolio's performance results, which may differ from the Composite's results.

The table shows the average annual total returns of the Composites managed by
PEA Capital for the periods set forth below. The Composite returns are also compared against their relevant benchmarks (which are the same benchmarks for the PEA Portfolios).

THE FIGURES DO NOT REFLECT THE DEDUCTION OF ANY INSURANCE FEES OR CHARGES THAT
ARE IMPOSED BY THE INSURANCE COMPANY IN CONNECTION WITH ITS SALE OF VARIABLE
ANNUITY OR VARIABLE LIFE INSURANCE CONTRACTS.

The benchmark (or index) for each of the Composites is a measure of the broad market for their respective strategy. Each index is included to provide a detailed basis of comparison. Each index is unmanaged and reflects past performance, which is not indicative of future results.

                                       13

                         AVERAGE ANNUAL TOTAL RETURN(1)

                     FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                                        SINCE
                             1 YEAR   3 YEAR   5 YEARS   10 YEARS   INCEPTION(2)
                             ------   -------  -------   --------   ------------
Large Cap Growth Composite    9.80%   (0.35)%  (8.21)%      N/A         8.46%

Russell 1000 Growth Index     6.30%   (0.18)%  (9.29)%      N/A         6.89%

Small Cap Growth Composite   13.21%    9.43%   (0.30)%    15.58%       15.62%

Russell 2000 Growth Index    14.31%    5.79%   (3.57)%     7.12%        7.60%

(1) Composite results are measured internally based upon trade date accounting and include the reinvestment of dividends and interest. Results for the full historical period are time weighted. The Composites are valued monthly and portfolio returns are asset weighted using beginning-of-month market values.
Quarterly, annual and annualized periods are calculated based upon geometrically linked monthly returns.

(2) The inception periods for the Large Cap Growth and Small Cap Growth
Composites are 1/1/96 and 7/1/94, respectively. The since inception returns of the indices are measured from these dates.

                         PRINCIPAL INVESTMENT STRATEGIES

EQUITY PORTFOLIO

Q    What is the Portfolio's investment objective?

A    Long term capital appreciation through investment in a diversified portfolio of equity securities selected on the basis of a value approach to investing.

Q    What is the Portfolio's investment program?

A    Under normal conditions, the Equity Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies that Oppenheimer Capital believes are undervalued in the marketplace. Under normal conditions, the Portfolio will invest in equity securities listed on the New York Stock Exchange and on other U.S. or foreign securities exchanges or traded in the U.S. or foreign over the counter markets.

Q    What are the potential rewards of investing in the Portfolio?

A    Common stocks and other equity securities offer a way to invest for long term growth of capital. Equity investors should have a long term investment horizon and should be prepared for the ups and downs of the stock markets.

                                       14

Q    What are the risks of investing in the Portfolio?

A    Among the principal risks of investing in the Portfolio are Market Risk,
     Issuer Risk, Value Securities Risk, Liquidity Risk, Leveraging Risk, Credit
     Risk and Management Risk. Please see "Summary of Principal Risks" for a
     description of these and other risks of investing in the Portfolio.

RENAISSANCE PORTFOLIO

Q    What is the Portfolio's investment objective?

A    Long term capital appreciation and income.

Q    What is the Portfolio's investment program?

A    The Portfolio seeks to achieve its investment objective by investing under normal conditions at least 65% of its assets in common stocks of companies with below-average valuations whose business fundamentals are expected to improve. Although the Portfolio typically invests in companies with market capitalizations of $1 billion to $10 billion at the time of investment, it may invest in companies in any capitalization range. To achieve income, the
     Portfolio invests a portion of its assets in income-producing (i.e., dividend-paying) stocks.

Q    What are the potential rewards of investing in the Portfolio?

A    Common stocks and other equity securities offer a way to invest for long term growth of capital. Opportunities for long term growth of capital arise from companies that are undervalued relative to their industry group or show strong potential for growth or experience better than anticipated earnings growth.

Q    What are the risks of investing in the Portfolio?

A    Among the principal risks of investing in the Portfolio are Market Risk,
     Issuer Risk, Value Securities Risk, Liquidity Risk, Leveraging Risk,
     Derivatives Risk, Credit Risk and Management Risk. Please see "Summary of
     Principal Risks" for a description of these and other risks of investing in the Portfolio.

LARGE CAP GROWTH PORTFOLIO

Q    What is the Portfolio's investment objective?

A    Long term capital appreciation.

Q    What is the Portfolio's investment program?

A    Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any

                                       15

     borrowings for investment purposes, in equity securities of companies with market capitalizations of at least $5 billion at the time of purchase which
     PEA Capital believes will experience relatively rapid earnings growth. The majority of the stocks purchased by the Portfolio will be listed on a U.S.
     stock exchange or traded in the U.S. over-the-counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over-the-counter market, purchase and sell foreign currencies and use derivatives for risk management purposes or as part of its investment strategy. In response to unfavorable market and other conditions, the Portfolio may invest temporarily in high-quality fixed income securities.

Q    What are the potential rewards of investing in the Portfolio?

A    Common stocks and other equity securities offer a way to invest for long term growth of capital. The prices of securities of large cap companies may be less volatile than those of less highly-capitalized companies.

Q    What are the risks of investing in the Portfolio?

A    Among the principal risks of investing in the Portfolio are Market Risk,
     Issuer Risk, Growth Securities Risk, Liquidity Risk, Leveraging Risk,
     Derivatives Risk, Credit Risk and Management Risk. Please see "Summary of
     Principal Risks" for a description of these and other risks of investing in the Portfolio.

SMALL CAP GROWTH PORTFOLIO

Q    What is the Portfolio's investment objective?

A    Capital appreciation.

Q    What is the Portfolio's investment program?

A    Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations of under $2 billion at the time of purchase that PEA Capital believes will experience relatively rapid earnings growth. The majority of the stocks purchased by the Portfolio will be listed on a U.S. stock exchange or traded in the U.S.
     over-the-counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over-the-counter market, purchase and sell foreign currencies and use derivatives for risk management purposes or as part of its investment strategy. In response to unfavorable market and other conditions, the
     Portfolio may invest temporarily in high-quality fixed income securities.

Q    What are the potential rewards of investing in the Portfolio?

A    Common stocks and other equity securities offer a way to invest for long term growth of capital. Opportunities for appreciation for small cap companies could result from product expansion or product improvement, industry transition, new management or the sale of the company. Small cap

                                       16

     companies are followed by fewer analysts than are large and mid cap companies. As additional analysts follow a small cap stock, investor demand for the stock may increase, which could result in capital appreciation over the long term.

Q    What are the risks of investing in the Portfolio?

A    Among the principal risks of investing in the Portfolio, are Market Risk,
     Issuer Risk, Growth Securities Risk, Smaller Company Risk, Liquidity Risk,
     Derivatives Risk, Leveraging Risk, Credit Risk and Management Risk. Please
     see "Summary of Principal Risks" for a description of these and other risks of investing in the Portfolio.

MID CAP PORTFOLIO

Q    What is the Portfolio's investment objective?

A    Long term capital appreciation.

Q    What is the Portfolio's investment program?

A    Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations between $500 million and $8 billion at the time of purchase that Oppenheimer Capital believes are undervalued. The majority of the stocks purchased by the
     Portfolio will be listed on a U.S. stock exchange or traded in the U.S.
     over-the-counter market. The Portfolio may purchase foreign securities that are listed on a U.S. or foreign exchange or traded in the U.S. or foreign over-the-counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q    What are the potential rewards of investing in the Portfolio?

A    Common stocks offer a way to invest for long term growth of capital. Mid cap companies generally are studied by fewer analysts and are held by fewer institutions than large cap companies. Since mid cap companies are less well-known than large cap companies, there may be a greater chance of them being undervalued. Opportunities for capital appreciation for mid cap companies could result from regional or product line expansion or sale of the company.

Q    What are the risks of investing in the Portfolio?

A    Among the principal risks of investing in the Portfolios are Market Risk,
     Issuer Risk, Value Securities Risk, Smaller Company Risk, Liquidity Risk,
     Leveraging Risk, Credit Risk and Management Risk. Please see "Summary of
     Principal Risks" for a description of these and other risks of investing in the Portfolio.

SMALL CAP PORTFOLIO

Q    What is the Portfolio's investment objective?

                                       17

A    Capital appreciation through a diversified portfolio consisting primarily of securities of companies with market capitalizations of under $2 billion at time of purchase.

Q    What is the Portfolio's investment program?

A    Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies with market capitalizations under $2 billion at the time of purchase that Oppenheimer Capital believes are undervalued in the marketplace. The portfolio manager employs a fundamental, bottom-up process with an emphasis on companies with strong management teams, competitive advantages, and which generate high returns on assets and free cash flow. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the U.S. or foreign over-the-counter markets. The Portfolio also may purchase securities in initial public offerings or shortly after those offerings have been completed.

Q    What are the potential rewards of investing in the Portfolio?

A    Common stocks offer a way to invest for long term growth of capital.
     Opportunities for value creation for small cap companies come from product expansion or product improvement, industry transition, new management or sale of the company. Small cap companies are followed by fewer analysts than are large and mid cap companies. If additional analysts were to initiate coverage on a particular small cap stock, investor demand for the stock may increase, which could result in capital appreciation.

Q    What are the risks of investing in the Portfolio?

A    Among the principal risks of investing in the Portfolio are Market Risk,
     Issuer Risk, Value Securities Risk, Smaller Company Risk, Liquidity Risk,
     Leveraging Risk, Credit Risk and Management Risk. Please see "Summary of
     Principal Risks" for a description of these and other risks of investing in the Portfolio.

GLOBAL EQUITY PORTFOLIO

Q    What is the Portfolio's investment objective?

A    Long term capital appreciation through pursuit of a global investment strategy primarily involving equity securities.

Q    What is the Portfolio's investment program?

A    Under normal conditions, the Portfolio invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of companies located throughout the world which
     Oppenheimer Capital believes are undervalued in the marketplace. The
     Portfolio may invest up to 5% of its total assets in fixed income securities that are below investment grade.

Q    What are the potential rewards of investing in the Portfolio?

                                       18

A    Foreign securities provide additional investment opportunities and diversification. U.S. stocks represent less than half of the world's stock market capitalization.

Q    What are the risks of investing in the Portfolio?

A    Among the principal risks of investing in the Portfolios, are Market Risk,
     Issuer Risk, Value Securities Risk, Foreign (non-U.S.) Investment Risk,
     Emerging Markets Risk, Liquidity Risk, Leveraging Risk, Credit Risk,
     High-Yield Risk and Management Risk. Please see "Summary of Principal
     Risks" for a description of these and other risks of investing in the
     Portfolio.

MANAGED PORTFOLIO

Q    What is the Portfolio's investment objective?

A    Growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based on Oppenheimer Capital's and PIMCO's assessments of the relative outlook for such investments.

Q    What is the Portfolio's investment program?

A    The Portfolio seeks to meet its objective by investing in common stocks, bonds and cash equivalents in varying percentages based on Oppenheimer
     Capital's and PIMCO's view of relative values. The Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in the
     U.S. or foreign over-the-counter markets. The Portfolio also may purchase government and corporate bonds, mortgage-backed securities and high quality money market securities. The Portfolio can invest up to 100% of its assets in debt securities but will only do so if in the judgment of Oppenheimer
     Capital equity securities are not an attractive investment.

Q    What are the potential rewards of investing in the Portfolio?

A    The Portfolio normally invests mainly in equity securities. Common stocks offer a way to invest for long term growth of capital.

Q    What are the risks of investing in the Portfolio?

A    Among the principal risks of investing in the Portfolio are Market Risk,
     Issuer Risk, Value Securities Risk, Liquidity Risk, Leveraging Risk, Credit
     Risk, High Yield Risk, Asset Allocation Risk, Derivatives Risk and
     Management Risk. Please see "Summary of Principal Risks" for a description of these and other risks of investing in the Portfolio.

BALANCED PORTFOLIO

Q    What is the Portfolio's investment objective?

A    Growth of capital and investment income.

                                       19

Q    What is the Portfolio's investment program?

A    The Portfolio invests in equity and debt securities that Oppenheimer
     Capital believes are undervalued. Generally, the Portfolio will invest at least 25% of its total assets in equity securities and at least 25% of its total assets in debt securities. The Portfolio seeks debt securities that offer investment income and the potential for capital appreciation if interest rates decline or the issuer's credit improves. Oppenheimer Capital seek to find convertible securities that have the potential for investment income prior to conversion and capital growth. Convertible debt securities may be classified as equity securities or as debt securities depending on the value of the conversion feature as compared to the debt feature. The
     Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in U.S. or foreign over-the-counter markets. The
     Portfolio may invest up to 25% of its total assets in debt securities rated below investment grade.

Q    What are the potential rewards of investing in the Portfolio?

A    The Portfolio's mix of equity securities, convertible securities and debt securities may result in the Portfolio's being less volatile than the market. The Portfolio's ability to choose from several classes of securities may result in identification of better investment opportunities when compared with a fund that must invest primarily in only one class of securities, for example stocks or bonds, but not both.

Q    What are the risks of investing in the Portfolio?

A    Among the principal risks of investing in the Portfolio, are Market Risk,
     Issuer Risk, Value Securities Risk, Liquidity Risk, Leveraging Risk, Credit
     Risk, High Yield Risk, Asset Allocation Risk and Management Risk Please see
     "Summary of Principal Risks" for a description of these and other risks of investing in the Portfolio.

DIVIDEND VALUE PORTFOLIO

Q    What is the Portfolio's investment objective?

A    The Portfolio seeks income as a primary objective and, as a secondary objective, long-term growth of capital.

Q    What is the Portfolio's investment program?

A    Under normal conditions, the Portfolio invests at least 80% of its net assets in equity securities. The Portfolio invests a significant portion of its assets in income-producing common stocks of companies with market capitalizations of more than $2 billion at the time of investment. The
     Portfolio may purchase securities listed on U.S. or foreign securities exchanges or traded in U.S. or foreign over-the- counter markets.

Q    What are the potential rewards of investing in the Portfolio?

A    Common stocks and other equity securities offer a way to invest for long term growth of capital.

                                       20

     Equity investors should have a long term investment horizon and should be prepared for the ups and downs of the stock markets. While there is no guarantee against loss of value, investments in dividend-paying securities can offer stability during periods of market turbulence.

Q    What are the risks of investing in the Portfolio?

A    Among the principal risks of investing in the Portfolio are Market Risk,
     Issuer Risk, Value Securities Risk, Liquidity Risk, Leveraging Risk, Credit
     Risk and Management Risk. Please see "Summary of Principal Risks" for a
     description of these and other risks of investing in the Portfolio.

                           SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Portfolio changes with the values of that
Portfolio's investments. Many factors can affect those values. The factors that are most likely to have a material effect on a particular Portfolio as a whole are called "principal risks." The principal risks of each Portfolio are identified in the Principal Investment Strategies and are summarized in this section. Each Portfolio may be subject to additional principal risks and risks other than those described below because the types of investments made by each
Portfolio can change over time. There is no guarantee that a Portfolio will be able to achieve its investment objective. It is possible to lose money on investments in each of the Portfolios.

MARKET RISK                      The market price of a security owned by a
                                 Portfolio may go up or down, sometimes rapidly
                                 or unpredictably. Each of the Portfolios
                                 normally invests most of its assets in common
                                 stocks and/or other equity securities. A
                                 principal risk of investing in each Portfolio
                                 is that the equity securities in its portfolio
                                 will decline in value due to factors affecting
                                 the equity securities markets generally or
                                 particular industries represented in those
                                 markets. The values of equity securities may
                                 decline due to general market conditions that
                                 are not specifically related to a particular
                                 company, such as real or perceived adverse
                                 economic conditions, changes in the general
                                 outlook for corporate earnings, changes in
                                 interest or currency rates or adverse investor
                                 sentiment generally. They may also decline due
                                 to factors which affect a particular industry
                                 or industries, such as labor shortages or
                                 increased production costs and competitive
                                 conditions within an industry. Equity
                                 securities generally have greater price
                                 volatility than fixed income securities.

ISSUER RISK                      The value of a security may decline for a
                                 number of reasons that are directly related to
                                 the issuer, such as management performance,
                                 financial leverage and reduced demand for the
                                 issuer's goods or services.

VALUE SECURITIES RISK            The Portfolios may invest in companies that may
                                 not be expected to experience significant
                                 earnings growth, but whose securities its
                                 portfolio manager believes are selling at a
                                 price lower than their true value. Companies
                                 that issue value securities may have
                                 experienced adverse business developments or
                                 may be subject to special risks that have
                                 caused their securities to be out of favor. If
                                 a portfolio manager's assessment of a company's
                                 prospects is wrong, or if the market does not
                                 recognize the value of the company, the price
                                 of its securities may decline or may not reach
                                 the value that the portfolio manager
                                 anticipates.

                                       21

GROWTH SECURITIES RISK           The Portfolios may invest in equity securities
                                 of companies that its portfolio manager
                                 believes will experience relatively rapid
                                 earnings growth. Growth securities typically
                                 trade at higher multiples of current earnings
                                 than other securities. Therefore, the values of
                                 growth securities may be more sensitive to
                                 changes in current or expected earnings than
                                 the values of other securities.

SMALLER COMPANY RISK             The general risks associated with equity
                                 securities and liquidity risk are particularly
                                 pronounced for securities of companies with
                                 smaller market capitalizations. These companies
                                 may have limited product lines, markets or
                                 financial resources or they may depend on a few
                                 key employees. Securities of smaller companies
                                 may trade less frequently and in lesser volume
                                 than more widely held securities and their
                                 values may fluctuate more sharply than other
                                 securities. They may also trade in the
                                 over-the-counter market or on a regional
                                 exchange, or may otherwise have limited
                                 liquidity.

LIQUIDITY RISK                   Liquidity risk exists when particular
                                 investments are difficult to purchase or sell,
                                 possibly preventing a Portfolio from selling
                                 such illiquid securities at an advantageous
                                 time or price. Portfolios with principal
                                 investment strategies that involve securities
                                 of companies with smaller market
                                 capitalizations, foreign securities,
                                 derivatives or securities with substantial
                                 market and/or credit risk tend to have the
                                 greatest exposure to liquidity risk.

DERIVATIVES RISK                 Each of the Portfolios may purchase and sell
                                 derivatives, which are financial contracts
                                 whose value depends on, or is derived from, the
                                 value of an underlying asset, reference rate or
                                 index. The Portfolios may sometimes use
                                 derivatives as part of a strategy designed to
                                 reduce exposure to other risks, such as
                                 interest rate or currency risk. The Portfolios
                                 may also use derivatives for leverage, which
                                 increases opportunities for gain but also
                                 involves greater risk of loss due to leveraging
                                 risk. A Portfolio's use of derivative
                                 instruments involves risks different from, or
                                 possibly greater than, the risks associated
                                 with investing directly in securities and other
                                 traditional investments. Derivatives are
                                 subject to a number of risks described
                                 elsewhere in this section, such as liquidity
                                 risk, market risk, credit risk and management
                                 risk. They also involve the risk of mispricing
                                 or improper valuation and the risk that changes
                                 in the value of a derivative may not correlate
                                 perfectly with the underlying asset, rate or
                                 index.

SECTOR RISK                      In addition to other risks, Portfolios that
                                 invest a substantial portion of their assets in
                                 related industries (or "sectors") may have
                                 greater risk because companies in these sectors
                                 may share common characteristics and may react
                                 similarly to market, legal or regulatory
                                 developments.

FOREIGN (NON-U.S.) INVESTMENT    A Portfolio that invests in foreign securities
RISK                             may experience more rapid and extreme changes
                                 in value than Portfolios that invest
                                 exclusively in securities of U.S. issuers or
                                 securities that trade exclusively in U.S.
                                 markets. However, if foreign securities present
                                 attractive investment opportunities, any one of
                                 the Portfolios may increase their percentage of
                                 assets in foreign securities, subject to
                                 applicable limits. The securities markets of
                                 many foreign countries are relatively small,
                                 with a limited number of companies representing
                                 a small number of industries. Additionally,
                                 issuers of foreign securities are usually not

                                       22

                                 subject to the same degree of regulation as
                                 U.S. issuers. Reporting, accounting and
                                 auditing standards of foreign countries differ,
                                 in some cases significantly, from U.S.
                                 standards.

EMERGING MARKET RISK             Foreign investment risk may be particularly
                                 high to the extent that a Portfolio invests in
                                 emerging market securities of issuers based in
                                 countries with developing economies. These
                                 securities may present market, credit,
                                 currency, liquidity, legal, political,
                                 technical and other risks different from, or
                                 greater than, the risks of investing in
                                 developed foreign countries.

CURRENCY RISK                    A Portfolio that invests directly in foreign
                                 currencies and in securities that trade in, or
                                 receive revenues in, foreign currencies is
                                 subject to the risk that those currencies will
                                 decline in value relative to the U.S. Dollar,
                                 or, in the case of hedging positions, that the
                                 U.S. Dollar will decline in value relative to
                                 the currency being hedged.

LEVERAING RISK                   Leverage, including borrowing, will cause the
                                 value of a Portfolio's shares to be more
                                 volatile than if the Portfolio did not use
                                 leverage. This is because leverage tends to
                                 exaggerate the effect of any increase or
                                 decrease in the value of a Portfolio's
                                 securities. The Portfolios may engage in
                                 transactions that give rise to forms of
                                 leverage.

FIXED INCOME RISK                To the extent that the Portfolios purchase
                                 fixed income securities such as bonds or notes,
                                 they will be subject to fixed income risk.
                                 Fixed income securities are subject to the risk
                                 of the issuer's inability to meet principal and
                                 interest payments on the obligation and may
                                 also be subject to price volatility due to
                                 factors such as interest rate sensitivity,
                                 market perception, of the creditworthiness of
                                 the issuer and general market liquidity. As
                                 interest rates rise, the value of fixed income
                                 securities in a Portfolio is likely to
                                 decrease. Securities with longer durations tend
                                 to be more sensitive to changes in interest
                                 rates, usually making them more volatile than
                                 securities with shorter durations. Duration is
                                 a measure of the expected life of a fixed
                                 income security that is used to determine the
                                 sensitivity of a security's price to changes in
                                 interest rates.

CREDIT RISK                      Each of the Portfolios is subject to credit
                                 risk. This is the risk that the issuer or the
                                 guarantor of a fixed income security, or the
                                 counterparty to a derivatives contract,
                                 repurchase agreement or a loan of portfolio
                                 securities, is unable or unwilling to make
                                 timely principal and/or interest payments, or
                                 to otherwise honor its obligations. Securities
                                 are subject to varying degrees of credit risk,
                                 which are often reflected in credit ratings.

HIGH YIELD RISK                  Portfolios that invest in high yield securities
                                 and unrated securities of similar quality
                                 (commonly known as "junk bonds") may be subject
                                 to greater levels of interest rate, credit and
                                 liquidity risk than Portfolios that do not
                                 invest in such securities. These securities are
                                 considered predominantly speculative with
                                 respect to the issuer's continuing ability to
                                 make principal and interest payments. An
                                 economic downturn or period of rising interest
                                 rates could adversely affect the market for
                                 these securities and reduce a Portfolio's
                                 ability to sell them (liquidity risk).

ASSET ALLOCATION RISK            Certain Portfolios invest in a mix of equity
                                 and fixed income securities. The portfolio

                                       23

                                 managers of these Portfolios may make
                                 allocation decisions that turn out not to be as
                                 favorable as a different allocation.

MANAGEMENT RISK                  Each Portfolio is subject to management risk
                                 because it is an actively managed investment
                                 portfolio. OpCap Advisors, the Sub-Advisers and
                                 each individual portfolio manager will apply
                                 investment techniques and risk analyses in
                                 making investment decisions for the Portfolios,
                                 but there can be no guarantee that these will
                                 produce the desired results.

                               INVESTMENT POLICIES

Q    Can a Portfolio change its investment objective and investment policies?

A    Fundamental policies of a Portfolio cannot be changed without the approval of a majority of the outstanding voting shares of the Portfolio. A
     Portfolio's investment objective is a fundamental policy. Investment restrictions that are fundamental policies are listed in the Statement of
     Additional Information. Investment policies are not fundamental and can be changed by the Fund's Board of Trustees.

Q    Can the Portfolios use derivative instruments?

A    Yes. Each of the Portfolios may purchase and sell derivative instruments, including:

     o    futures contracts

     o    options on futures contracts

     o    forward foreign currency contracts

     o    covered calls written on individual securities

     o    uncovered calls and puts

     o    options on stock indices

     o    swaps.

     Some Portfolios do not expect to use derivative instruments significantly, if at all. Other Portfolios will sometimes use derivative instruments as part of a strategy designed to reduce exposure to other risks, such as interest risk or currency risk, and may also use derivative instruments to meet their investment objectives.

Q    Do the Portfolios expect to engage in short-term trading?

A    The Portfolios do not expect to engage in frequent short-term trading. The
     Financial Highlights tables in this prospectus show the turnover rates during prior fiscal years for the Portfolios that were active during this period.

Q    Can the Portfolios vary from their investment goals?

A    Under unusual market conditions or, for certain Portfolios, when a
     Portfolio's sub-adviser believes market or economic conditions are adverse, it may invest up to 100% of its assets in defensive

                                       24

     investments such as U.S. government securities and money market instruments. To the extent that a Portfolio takes a defensive position, it will not be pursuing its investment objective.

                                 FUND MANAGEMENT

OPCAP ADVISORS

The Board of Trustees of the Fund has hired OpCap Advisors LLC to serve as investment adviser of the Fund.

OpCap Advisors is a subsidiary of Oppenheimer Capital LLC. OpCap Advisors has acted as an investment adviser since 1987, serves as adviser, administrator or sub-adviser to registered investment companies and institutional clients. The principal offices are located at 1345 Avenue of the Americas, New York, New York
10105.

OpCap Advisors conducts the business affairs of the Fund. Employees of OpCap
Advisors perform these services. Oppenheimer Capital, PEA Capital and NFJ are responsible for the day-to-day management of certain of the Fund's Portfolios and PIMCO manages a portion of the assets of the Managed Portfolio.

Each Portfolio pays OpCap Advisors fees in return for providing or arranging for the provision of investment advisory services. In the case of the Balanced,
Equity, Global Equity, Mid Cap, Renaissance, Small Cap Portfolios and a portion of the assets of the Managed Portfolio, OpCap Advisors (and not the Fund) pays a portion of the advisory fee it receives to Oppenheimer Capital in return for its services. In the case of the Large Cap Growth and Small Cap Growth Portfolios,
OpCap Advisors pays a portion of the advisory fees its receives to PEA Capital in return for its services. In the case of the Dividend Value Portfolio, OpCap
Advisors pays a portion of the advisory fees it receives to NFJ in return for its services. OpCap Advisors also pays a portion of its advisory fees to PIMCO in return for the advisory services PIMCO performs for a portion of the assets of the Managed Portfolio. The Fund pays OpCap Advisors at the annual rate of
0.80% of the first $400 million of average net assets, 0.75% on the next $400 million of average net assets and 0.70% of assets in excess of $800 million with respect to each Portfolio. The Portfolios of the Fund listed below paid OpCap
Advisors the following fees as a percentage of average daily net assets during the fiscal period ended December 31, 2004:

Equity Portfolio..........................................................0.80%*
Balanced Portfolio........................................................0.80%*
Renaissance Portfolio.....................................................0.80%*
Mid Cap Portfolio.........................................................0.80%*
Small Cap Portfolio.......................................................0.80%
Global Equity Portfolio...................................................0.80%*
Managed Portfolio.........................................................0.80%
Dividend Value Portfolio..................................................0.80%*

*Pursuant to the Investment Advisory Agreement, OpCap Advisors shall waive any amounts and reimburse the Fund such that the total operating expenses of each
Portfolio (except the Global Equity Portfolio) do not exceed 1.00% (net of any expense offset) of their respective average daily net assets and

                                       25

such that the total operating expenses of the Global Equity Portfolio do not exceed 1.25% (net of any expense offset) of its average daily net assets. This reduction of annual portfolio operating expenses is guaranteed by OpCap Advisors through December 31, 2015. Following the fee waivers, OpCap Advisors received
0.78%, 0.43%, 0.52%, 0.76% and 0.00% as a percentage of average daily net assets for the Equity, Balanced, Mid Cap, Renaissance and Dividend Value Portfolios,
respectively.

The Large Cap Growth Portfolio and the Small Cap Growth Portfolio did not pay
OpCap Advisors any advisory fees during the fiscal period ended December 31,
2004 because these Portfolios did not contain any assets and no shares of either
Portfolio have ever been sold.

OpCap Advisors will pay Oppenheimer Capital fees at the annual rate of 0.40% of the first $400 million of average net assets, 0.375% on the next $400 million of average net assets and 0.35% of average net assets in excess of $800 million with respect to the Balanced, Equity, Global Equity, MidCap, Renaissance and
Small Cap Portfolios and a portion of the assets of the Managed Portfolio.

OpCap Advisors will pay PEA Capital fees at the annual rate of 0.40% of the first $400 million of average net assets, 0.375% on the next $400 million of average net assets and 0.35% of average net assets in excess of $800 million with respect to the Large Cap Growth and Small Cap Growth Portfolios.

OpCap  Advisors  will pay NFJ fees at the annual rate of 0.40% of the first $400 million of average  net assets,  0.375% on the next $400  million of average net assets and 0.35% of average net assets in excess of $800 million with respect to the Dividend Value Portfolio.

OpCap Advisors will pay PIMCO a fee at the annual rate of 0.25% of the average daily value of the net assets managed by PIMCO.

OPPENHEIMER CAPITAL

Founded in 1969, Oppenheimer Capital has approximately $29.1 billion of assets under management as of March 31, 2005. Oppenheimer Capital manages assets for many of America's largest corporations, public funds, insurance companies, union funds and endowments. The principal offices are located at 1345 Avenue of the
Americas, New York, New York 10105.

PEA CAPITAL

Founded in 1999, PEA Capital has approximately $4.6 billion of assets under management as of March 31, 2005, involving discretionary management of portfolio securities ($2.8 billion) and the implementation of options strategies ($1.8 billion). PEA Capital is an independent investment advisor providing equity portfolio management expertise to employee benefit accounts (public, corporate and Taft-Hartley), endowments, foundations and investment companies. PEA Capital has its principal offices at 1345 Avenue of the Americas, New York, New York
10105.

PIMCO

Founded in 1971, PIMCO has approximately $463.9 billion of assets under management as of March 31, 2005. Renowned for its fixed income management expertise, PIMCO manages assets for many of the largest corporations, foundations, endowments, and governmental bodies in the United States and throughout the world. PIMCO has its principal offices at 840 Newport Center
Drive, Newport Beach, California 92660.

                                       26

NFJ

Founded in 1989, NFJ has approximately $12.8 billion of assets under management as of March 31, 2005. NFJ provides advisory services to mutual funds and institutional accounts. NFJ has its principal offices at 2121 San Jacinto, Suite
1840, Dallas, Texas 75201.

PORTFOLIO MANAGERS

Louis Goldstein has been the lead portfolio manager of the Mid Cap Portfolio since its inception and a co-portfolio manger of the Renaissance Portfolio since
February 2005. He has full discretion to buy or sell the Renaissance Portfolio's securities. Mr. Goldstein, a Managing Director of Oppenheimer Capital, joined
Oppenheimer Capital in 1991 and has over 20 years of investment experience. He earned a BS Summa Cum Laude and an MBA in Finance with honors from the
University of Pennsylvania's Wharton School of Business.

Nicholas Frelinghuysen, co-portfolio manager of the Mid Cap Portfolio, has been a Research Analyst for Oppenheimer Capital since 1999. Mr. Frelinghuysen has full discretion to buy or sell the Portfolio's securities. Prior to joining the firm, he spent four years as an equity research analyst at Donaldson, Lufkin &
Jenrette. He graduated from Princeton University with a BA in English and holds an MBA in Finance from the University of Pennsylvania's Wharton School of
Business.

Mark Degenhart, Senior Vice President of Oppenheimer Capital, has been a portfolio manager of the Small Cap Portfolio since joining the firm in January
1999. Prior to joining the firm, he was Director of Research and Associate
Portfolio Manager at Palisade Capital Management since 1993. His prior investment experience dates back to 1986. He has a BS degree in marketing from the University of Scranton.

Elisa A. Mazen, Managing Director of Oppenheimer Capital, has been a member of the international equity investment team since 1994 and is the portfolio manager for the international portion of the Global Equity Portfolio. Prior to joining
Oppenheimer Capital, she was a Portfolio Manager/Analyst at Clemente Capital,
Inc. Ms. Mazen graduated with a BA in economics/finance from Douglass College,
Rutgers University in 1983.

Robert K. Urquhart, Managing Director of Oppenheimer Capital, is the portfolio manager of the Equity Portfolio and the co-portfolio manager of the Managed
Portfolio, focusing on the equity portion of that Portfolio. Prior to joining
Oppenheimer Capital in 1999, he was a portfolio manager at Pilgrim Baxter &
Associates and a portfolio manager and managing director at PNC Equity Advisors.
Mr. Urquhart has a BS from the University of Colorado and an MBA from Harvard
Graduate School of Business Administration.

Colin Glinsman, Chief Investment Officer and Managing Director of Oppenheimer
Capital, is the portfolio manager of the Balanced Portfolio and the domestic portion of the Global Equity Portfolio, and is a co-portfolio manager of the
Renaissance Portfolio, providing oversight to the investment team. He joined
Oppenheimer Capital in 1989 as a securities analyst. Mr. Glinsman has a BA from
Yale University and an MS from New York University.

                                       27

Jeffrey D. Parker, Managing Director and Senior Portfolio Manager of PEA
Capital, will be the lead portfolio manager of the Small Cap Growth Portfolio and a co-portfolio manager of the Large Cap Growth Portfolio. Mr. Parker joined
PEA Capital in 1999 and brings 13 years of investment experience to his position. Prior to joining the firm, he was an Assistant Portfolio Manager at
Eagle Asset Management. Additionally, he was a Senior Consultant specializing in health care and technology at Andersen Consulting. Mr. Parker is a Chartered
Financial Analyst. He earned an MBA from Vanderbilt University and a BBA from the University of Miami.

Michael Corelli, Research Analyst/Portfolio Manager of PEA Capital, will serve as the co-portfolio manager of the Small Cap Growth Portfolio. Mr. Corelli will have full discretion to buy or sell the Portfolio's securities. He joined PEA
Capital in 1999 as a Research Analyst covering the business services, software and energy sectors. Prior to joining PEA Capital, he was an analyst at Bankers
Trust in the small- and mid-cap growth group. Mr. Corelli has a BA from Bucknell
University.

Greg Tournant, Portfolio Manager of PEA Capital, will serve as the lead portfolio manager of the Large Cap Growth Portfolio. Prior to joining PEA in
2001, Mr. Tournant was a Senior Research Analyst at Eagle Asset Management, a
division of Raymond James Financial. Mr. Tournant earned an MBA from the Kellogg
School of Business at Northwestern University and a BS from Trinity University in San Antonio, Texas.

Martin Mickus, Portfolio Manager/Senior Research Analyst of PEA Capital, will serve as a co-portfolio manager of the Large Cap Growth Portfolio. He will have full discretion to buy or sell the Portfolio's securities. Prior to joining PEA
Capital in 1999, he was an Assistant Portfolio Manager and Research Analyst for
the InterGroup Corporation from 1995 to 1997. Prior to that, he worked as a
Research Analyst for Brentwood Equity Corporation from 1992 to 1995. Previously,
Mr. Mickus worked as a registered representative for Drake Capital Securities.
Mr. Mickus is a Chartered Financial Analyst. He received his M.B.A. from
Vanderbilt University and his B.S. from Syracuse University.

Lois Roman, Managing Director of Oppenheimer Capital, has been the lead portfolio manager of the Renaissance Portfolio since February 2005. Prior to joining Oppenheimer Capital in 2003, Ms. Roman was an equity analyst at Scudder
Investments. Ms. Roman earned a BA from Brandeis University and an MBA from
Columbia Business School.

William H. Gross, Managing Director, Portfolio Manager and Chief Investment
Officer, was a founding partner of PIMCO in 1971. Mr. Gross has had responsibility for the day-to-day management of the fixed income portion of the
Managed Portfolio since its inception. Mr. Gross has thirty-five years of investment experience and is the author of Bill Gross on Investing. He is a
Chartered Financial Analyst. Mr. Gross has a bachelor's degree from Duke
University and an MBA from the UCLA Graduate School of Business.

Jeffrey S. Partenheimer, a Managing Director and Portfolio Manager of NFJ
Investment Group, is the lead portfolio manager of the Dividend Value Portfolio.
Prior to joining NFJ in 1999, he spent 10 years in commercial banking and 4 years as a treasury director of DSC Communications. Mr. Partenheimer received his BBA from University of Texas and an MS from Texas Tech University.

                                       28

Benno J. Fischer, a Managing Director and founding partner of NFJ Investment
Group, is the co-portfolio manager of the Dividend Value Portfolio. Mr. Fischer has full discretion to buy or sell the Portfolio's securities. Prior to the formation of NFJ, he was Senior Vice President and Senior Portfolio Manager at
NationsBank, which he joined in 1971. Mr. Fischer received a BA and a JD degree from Oklahoma University and an MBA from New York University.

The Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed and ownership of securities in the Portfolios.

REGULATORY AND LITIGATION MATTERS

On September 13, 2004, the SEC announced that PEA Capital and certain of its affiliates (together with PEA Capital, the "Affiliates") had agreed to a settlement of charges that they and certain of their officers had, among other things, violated various antifraud provisions of the federal securities laws in connection with an alleged market-timing arrangement involving trading of shares of certain open-end investment companies ("open-end funds") advised or distributed by these certain affiliates. In their settlement with the SEC, the
Affiliates consented to the entry of an order by the SEC and, without admitting or denying the findings contained in the order, agreed to implement certain compliance and governance changes and consented to cease-and-desist orders and censures. In addition, the Affiliates agreed to pay civil money penalties in the aggregate amount of $40 million and to pay disgorgement in the amount of $10 million, for an aggregate payment of $50 million. In connection with the settlement, the Affiliates have been dismissed from the related complaint the
SEC filed on May 6, 2004 in the U.S. District Court in the Southern District of
New York. Neither the complaint nor the order alleges any inappropriate activity took place with respect to the Fund.

In a related action on June 1, 2004, the Attorney General of the State of New
Jersey ("NJAG") announced that it had entered into a settlement agreement with
Allianz Global Investors of America L.P. (formerly, Allianz Dresdner Asset
Management of America L.P.) ("AGI"), an indirect parent of PEA Capital and the
Affiliates, in connection with a complaint filed by the NJAG on February 17,
2004. In the settlement, AGI and other named affiliates neither admitted nor denied the allegations or conclusions of law, but did agree to pay New Jersey a civil fine of $15 million and $3 million for investigative costs and further potential enforcement initiatives against unrelated parties. They also undertook to implement certain governance changes. The complaint relating to the settlement contained allegations arising out of the same matters that were the subject of the SEC order regarding market-timing described above and does not allege any inappropriate activity took place with respect to the Fund.

On September 15, 2004, the SEC announced that the Affiliates had agreed to settle an enforcement action in connection with charges that they violated various antifraud and other provisions of federal securities laws as a result of, among other things, their failure to disclose to the board of trustees and shareholders of various open-end funds advised or distributed by the Affiliates material facts and conflicts of interest that arose from their use of brokerage commissions on portfolio transactions to pay for so-called "shelf space"
arrangements with certain broker-dealers. In their settlement with the SEC, the
Affiliates consented to the entry of an order by the SEC without admitting or denying the findings contained in the order. In connection with the settlement, the Affiliates agreed to undertake certain compliance and disclosure reforms and consented to cease-and-desist orders and censures. In addition, the Affiliates agreed to pay a civil money penalty of $5 million and to pay disgorgement of approximately $6.6 million

                                       29

based upon the aggregate amount of brokerage commissions alleged to have been paid by such open-end funds in connection with these shelf-space arrangements
(and related interest). In a related action, the California Attorney General announced on September 15, 2004 that it had entered into an agreement with an affiliate of PEA Capital in resolution of an investigation into matters that are similar to those discussed in the SEC order. The settlement agreement resolves matters described in a complaint filed contemporaneously by the California
Attorney General in the Superior Court of the State of California alleging, among other things, that this affiliate violated certain antifraud provisions of
California law by failing to disclose matters related to the shelf-space arrangements described above. In the settlement agreement, the affiliate did not admit to any liability but agreed to pay $5 million in civil penalties and $4 million in recognition of the California Attorney General's fees and costs associated with the investigation and related matters. Neither the SEC order nor the California Attorney General's complaint alleges any inappropriate activity took place with respect to the Fund.

The Fund has learned that, on April 11, 2005, the Attorney General of the State of West Virginia filed a complaint in the Circuit Court of Marshall County, West
Virginia (the "West Virginia Complaint") against PEA Capital and certain of its
Affiliates alleging, among other things, that they improperly allowed broker-dealers, hedge funds and investment advisers to engage in frequent trading of various open-end funds advised or distributed by the Affiliates in violation of the funds' stated restrictions on "market timing." As of the date of this prospectus, the West Virginia Complaint has not been formally served upon PEA Capital or the Affiliates. The West Virginia Complaint also names numerous other defendants unaffiliated with the Affiliates in separate claims alleging improper market timing and/or late trading of open-end investment companies advised or distributed by such other defendants. The West Virginia
Complaint seeks injunctive relief, civil monetary penalties, investigative costs and attorney's fees. The West Virginia Complaint does not allege that any inappropriate activity took place with respect to the Fund.

Since February 2004, certain of the Affiliates and their employees have been named as defendants in a total of 14 lawsuits filed in one of the following:
U.S. District Court in the Southern District of New York, the Central District
of California and the Districts of New Jersey and Connecticut. Ten of those lawsuits concern "market timing," and they have been transferred to and consolidated for pre-trial proceedings in the U.S. District Court for the
District of Maryland; the remaining four lawsuits concern "revenue sharing" with brokers offering "shelf space" and have been consolidated into a single action in the U.S. District Court for the District of Connecticut. The lawsuits have been commenced as putative class actions on behalf of investors who purchased, held or redeemed shares of affiliated funds during specified periods or as derivative actions on behalf of the funds.

The lawsuits generally relate to the same facts that are the subject of the regulatory proceedings discussed above. The lawsuits seek, among other things, unspecified compensatory damages plus interest and, in some cases, punitive damages, the rescission of investment advisory contracts, the return of fees paid under those contracts and restitution. The Investment Adviser believes that other similar lawsuits may be filed in federal or state courts naming as defendants PEA Capital, the Affiliates, AGI, the Fund, other open- and closed-end funds advised or distributed by PEA Capital and/or its affiliates, the boards of trustees of those funds, and/or other affiliates and their employees. Under Section 9(a) of the 1940 Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against PEA
Capital, AGI and/or their affiliates, they and their affiliates would, in the absence of exemptive relief granted by the SEC, be barred from serving as an investment adviser/sub-adviser or principal underwriter for any registered investment company, including the Fund. In connection with an inquiry from the
SEC concerning the status of the New Jersey settlement described above under
Section 9(a), PEA Capital and certain of its affiliates (together, the
"Applicants") have sought exemptive relief from the SEC under Section 9(c) of the 1940 Act.

The SEC has granted the Applicants a temporary exemption from the provisions of
Section 9(a) with respect to the New Jersey settlement until the earlier of (i)
September 13, 2006 and (ii) the date on which the SEC takes final action on their application for a permanent order. There is no assurance that the SEC will issue a permanent order. If the West Virginia Attorney General were to obtain a court injunction against PEA Capital or the Affiliates, PEA Capital or the
Affiliates would, in turn, seek exemptive relief under Section 9(c) with respect to that matter, although there is no assurance that such exemptive relief would be granted.

                                       30

A putative class action lawsuit captioned Charles Mutchka et al. v. Brent R.
Harris, et al., filed in January 2005 by and on behalf of individual shareholders of certain open-end funds that hold equity securities and that are sponsored by PEA Capital and the Affiliates, is currently pending in the federal district court for the Central District of California. The plaintiff alleges that fund trustees, investment advisers and affiliates breached fiduciary duties and duties of care by failing to ensure that the open-end funds participated in securities class action settlements for which those funds were eligible. The plaintiff has claimed as damages disgorgement of fees paid to the investment advisers, compensatory damages and punitive damages.

It is possible that these matters and/or other developments resulting from these matters could lead to a decrease in the market price of the Fund's shares or other adverse consequences to the Fund and its shareholders. However, PEA
Capital and the Affiliates believe that these matters are not likely to have a material adverse effect on the Fund or on PEA Capital's or Affiliate's ability to perform its respective investment advisory services relating to the Fund.

PEA Capital believes that the claims made in the lawsuit against PEA Capital and the Affiliates are baseless, and PEA Capital and the Affiliates intend to vigorously defend the lawsuit. As of the date hereof, PEA Capital believes a decision, if any, against the defendants would have no material adverse effect on the Fund or the ability of PEA Capital or the Affiliates to perform their duties under the investment management or portfolio management agreements, as the case may be.

The foregoing speaks only as of the date of this Prospectus. The information set forth may be supplemented if, in the judgment of the Fund any litigation or regulatory action (1) is likely to have a material adverse effect on any
Portfolio of the Fund or (2) is likely to have a material adverse effect on the ability of OpCap Advisors or the sub-advisers to perform their respective investment advisory services relating to the Trust or its Portfolios. However, the Fund, OpCap Advisors or the sub-advisers of the Fund each disclaim any obligation to update this disclosure in the absence of related events that would be expected to have a material adverse effect on the Fund or its Portfolios or on the ability of OpCap Advisors or the sub-advisers to perform under such agreements.

                                   SHARE PRICE

The Fund calculates each Portfolio's share price, called its net asset value, on each business day that the New York Stock Exchange is open after the close of regular trading (generally 4:00 p.m. Eastern Standard Time, the "NYSE Close").
Net asset value per share is computed by adding up the total value of a
Portfolio's investments and other assets, subtracting its liabilities and then dividing by the number of shares outstanding.

     Net Asset Value = Total Portfolio Investments + Other Assets - Liabilities
                       --------------------------------------------------------
                                 Number of Portfolio Shares Outstanding

The Fund generally uses the market prices of securities to value a Portfolio's investments unless securities do not have readily-available market quotations or are short-term debt securities. When the Fund uses fair value to price a security that does not have a readily available market price, the Fund reviews the pricing method with the Fund's Board. The Fund prices short-term investments that mature in less than 60 days using amortized cost or amortized value.
Foreign securities may trade on days when the Portfolios do not price their shares so the value of foreign securities owned by a Portfolio may change on days when shareholders will not be able to buy or sell shares of a Portfolio. If an event occurs after the the close of a foreign market but before the NYSE
Close that the Fund believes has a significant impact on the value of a security traded on that market, then the Fund may value the security at what it believes to be fair value

                                       31

according to methods approved by the Board of Trustees.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

This discussion concerns distributions to the Portfolios' shareholders, which are variable accounts of insurance companies and qualified pension and retirement plans. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

For each Portfolio, dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. The Portfolios record dividends and distributions to shareholders on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax"
differences are considered either temporary or permanent in nature. To the extent dividends are permanent in nature, such amounts are reclassified within capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in-capital in excess of par.

The Portfolios intend to qualify as regulated investment companies annually and to elect to be treated as a regulated investment company for federal income tax purposes. As such, each Portfolio generally will not pay federal income tax on the income and gains it pays as dividends to shareholders. In order to avoid a
4% federal excise tax, each Portfolio intends to distribute each year substantially all of its net income and gains.

Each Portfolio intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each Portfolio will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S.
government agency or instrumentality is treated as a separate issuer.

If a Portfolio fails to meet the diversification requirement under Section
817(h) of the Internal Revenue Code, income with respect to variable accounts invested in the Portfolios at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the variable account and income for prior periods with respect to such accounts also could be taxable, most likely in the year of the failure to achieve diversification.
Other adverse tax consequences could also ensue. You should read the prospectus for the variable account for information about distributions and federal tax treatment for contract owners of variable products.

The Board of Trustees monitors the Fund for material, irreconcilable conflicts of interest that could develop among different types of variable contracts or contracts issued by different insurance companies participating in the
Portfolios. Conflicts could develop for a variety of reasons. For example, differences in the tax treatment of separate accounts or of the separate account's related contracts, or the failure by an

                                       32

insurance company separate account or its related contracts to meet the requirements of other laws, could cause a conflict. In such cases, the variable annuity or variable life insurance contracts owned by other policyholders, but funded through either the same or different separate accounts, could lose the benefit of tax-deferral on cash value growth, unless the insurance company responsible for the conflict was to undertake certain remedial actions and the
Internal Revenue Service consented to such actions. To eliminate any such conflict, the Board of Trustees may, among other things, require a separate account to withdraw its participation in a Portfolio.

                              INVESTING IN THE FUND

An investor should invest in the Fund for long-term investment purposes only.
The Fund is designed for use with certain variable annuity and insurance contracts. Because shares of the Portfolios are held by insurance company separate accounts, you will need to follow the instructions provided by your insurance company for matters involving allocations of your investment to the
Portfolios.

Under certain circumstances, the Fund and Portfolios reserve the right to:

     o    suspend the offering of Portfolio shares

     o    reject any exchange or investment order

     o    satisfy an order to sell fund shares with securities rather than cash, for certain very large orders

     o    change, suspend or revoke the exchange privilege

     o    suspend or postpone the redemption of shares on days when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the SEC

ADMINISTRATIVE SERVICE FEES PAID TO INSURANCE COMPANY SPONSORS

OpCap Advisors may make certain administrative services payments (the
Administrative Payments") to the insurance companies that sponsor separate accounts that invest in the Portfolios (the "Insurance Company Sponsors"). The
Administrative Payments are made from OpCap Advisors' own resources, including its bona fide profits, and not from Portfolio assets. In deciding to enter into these administrative service agreements, OpCap Advisors considers various factors, including, but not limited to, services required by a Portfolio and
OpCap Advisors' ability to provide them on the one hand, and an Insurance
Company Sponsor's ability to provide them on the other, name recognition and reputation of the Insurance Company Sponsor and its products, product design and competition. These payments will benefit the Insurance Company Sponsor, their affiliates, and/or the selling firms that distribute the contract under which the Portfolios are available through separate accounts (the "Contracts"). The amount of the Administrative Payments may differ among Insurance Company
Sponsors and currently range up to 0.35% of the average daily net assets invested in a Portfolio through the Contracts. Depending on the amount of average daily net assets invested in a particular Portfolio, the Administrative
Payments may be significant. The Insurance Company Sponsors or their affiliates may provide services and incur expenses in exchange for these payments, including but not necessarily limited to, mailing of shareholder reports, notices and proxy statements to contract holders, preparation of reports to the
Fund's Board of Trustees, as requested, printing and mailing of Portfolio prospectuses, telephonic support for contract holders, sub-accounting, and other usual administrative services provided to contract holders. While the
Administrative Payments are not intended to compensate the Insurance Company
Sponsors for selling shares of a Portfolio, Insurance Company Sponsors and their brokers or other agents could be

                                       33

influenced by the Administrative Payments in making asset allocation decisions, particularly if the Administrative Payments are greater than the payments made by other investment advisers to funds available in a Contract. Neither the Fund nor OpCap Advisors has any direct information about the amounts paid by other investment advisers to Insurance Company Sponsors for administrative services or otherwise. Contract holders may wish to inquire with their Insurance Company
Sponsor about these payments before deciding on an asset allocation recommendation.

                              MARKET TIMING POLICY

Frequent, short term trading in shares of a Portfolio is harmful to a Portfolio and its shareholders because such trading increases transaction costs and may interfere with the efficient management of a Portfolio's investments. The Fund's
Board of Trustees has adopted a policy to prohibit short-term trading activity that is harmful to the Fund, its Portfolios or their shareholders. Although the
Fund intends to assist the insurance company issuers of the variable annuity contracts and variable insurance policies that invest in the Portfolios with identifying harmful trading activity in the Portfolios, the Fund will generally not be able to detect or deter harmful trading activity. This is due to the fact that the purchase and redemption activity of policy and contract owners among their investment options is not reflected on the books and records of the
Portfolios. Each insurance company issuer of variable annuity contracts and variable life policies maintains an omnibus account with the applicable
Portfolios. The omnibus accounts receive a daily aggregated purchase and redemption figure that render it impossible for the Fund or the Portfolios to determine individual trading activity and thus to detect and deter harmful trading. However, the Fund has advised the insurance companies to implement its policy against short-term, harmful trading and has requested that the insurance companies monitor compliance with this policy with respect to the trading activity of its policy and contract owners. Since the Fund cannot directly monitor trading activity for activity that is harmful to a Portfolio and relies on the insurance company sponsors to identify and prevent such activity, there can be no assurance that the insurance company sponsors will be able to detect and deter all such harmful trading. The Fund has no arrangements with any policy or contract holder to permit frequent trading activity which could be detrimental to the Portfolios.

                            PORTFOLIO HOLDINGS POLICY

A description of the Fund's policies and procedures with respect to the disclosure of the Portfolios' portfolio holdings is available in the Statement of Additional Information.

                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help a shareholder understand the
Portfolios' financial performance. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a
Portfolio (assuming reinvestment of all dividends and distributions). The information in the financial highlights table below have been audited by
PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm, whose report, along with the corresponding Portfolios' financial statements, is incorporated by reference in the Fund's Statement of Additional
Information, which is available upon request.

                                       34

                               PIMCO ADVISORS VIT
                            OPCAP BALANCED PORTFOLIO
                              FINANCIAL HIGHLIGHTS

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                       YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------
                                           2004*     2003*     2002*      2001+*    2000*
                                          -------   -------   -------    -------   -------

Net asset value, beginning of year ....   $ 10.25   $  8.02   $  9.95    $ 10.45    $10.28
                                          -------   -------   -------    -------   -------
INVESTMENT OPERATIONS:
Net investment income .................      0.04      0.04      0.14       0.20      0.31++
Net realized and unrealized gain
   (loss) on investments ..............      1.03      2.30     (1.96)      0.04      0.60
                                          -------   -------   -------    -------    ------
   Total from investment operations ...      1.07      2.34    (1.82)       0.24      0.91
                                          -------   -------   -------    -------    ------
DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net investment income .................     (0.01)    (0.11)    (0.07)     (0.20)    (0.32)
Net realized gains ....................     (0.45)       --     (0.04)     (0.54)    (0.42)
                                          -------   -------   -------    -------    ------
   Total dividends and distributions
      to shareholders .................     (0.46)    (0.11)    (0.11)     (0.74)    (0.74)
                                          -------   -------   -------    -------    ------
Net asset value, end of year ..........   $ 10.86   $ 10.25   $  8.02    $  9.95    $ 0.45
                                          =======   =======   =======    =======    ======
Total Return (1) ......................     10.80%    29.22%   (18.30)%     2.24%     8.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) .......   $30,120   $28,281   $14,136    $10,640    $7,789
Ratio of expenses to average
   net assets (2) .....................      1.04%     1.10%     1.10%      1.10%     1.10%
Ratio of net investment income to
   average net assets (2) .............      0.43%     0.97%     2.00%      2.01%     3.01%
Portfolio Turnover ....................       146%      139%       90%       118%      101%

----------
+    The Portfolio adopted the provisions of the AICPA Guide for Investment
     Companies and began amortizing market premium on fixed-income securities.
     The effect of this change for the year ended December 31, 2001 was: a decrease less than $0.01 in net investment income per share; an increase less than $0.01 in net realized and unrealized gain (loss) per share; and a decrease in the ratio of net investment income to average net assets from
     2.02% to 2.01%. Periods prior to January 1, 2001 have not been restated to reflect the change in presentation.

++   Calculated using average shares outstanding throughout the period.

*    The financial information for the fiscal periods prior to April 30, 2004 reflects the financial information for the LSA Balanced Fund which was reorganized into OpCap Balanced Fund as of the close of business on April
     30, 2004.

(1)  Assumes reinvestment of all dividends and distributions.

(2)  During the fiscal years indicated above, the Investment Adviser waived a portion or all of its fees and assumed or reimbursed a portion of the
     Portfolio's expenses. If such waivers and assumptions/reimbursment had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.41% and
     0.06%, respectively, for the year ended ended December 31, 2004; 2.06%; and
     0.01%, respectively, for the year ended December 31, 2003; 2.53% and 0.57%, respectively, for the and year ended December 31, 2002; 2.95% and 0.17%, respectively, for the year ended December 31, 2001; and 3.87% and 0.24%, respectively, for year ended December 31, 2000.

See accompanying notes to financial statements.

                                       35

                               PIMCO ADVISORS VIT
                            PEA RENAISSANCE PORTFOLIO

                              FINANCIAL HIGHLIGHTS

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                             FOR THE PERIOD
                                                                  YEAR ENDED                 JULY 10, 2002*
                                                    -------------------------------------        THROUGH
                                                    DECEMBER 31, 2004   DECEMBER 31, 2003   DECEMBER 31, 2002
                                                    --------------------------------------------------------

Net asset value, beginning of period ............        $ 13.65            $  8.79            $ 10.00
                                                         -------            -------            -------
INVESTMENT OPERATIONS:
Net investment income (loss) ....................          (0.02)              0.00**             0.00**
Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions .................................           2.29               4.97              (1.21)
                                                         -------            -------            -------
   Total from investment operations .............           2.27               4.97              (1.21)
                                                         -------            -------            -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ...........................             --              (0.00)**              --
Net realized gains ..............................          (0.67)             (0.11)                --
                                                         -------            -------            -------
   Total dividends and distributions to
      shareholders ..............................          (0.67)             (0.11)                --
                                                         -------            -------            -------
Net asset value, end of period ..................        $ 15.25            $ 13.65            $  8.79
                                                         =======            =======            =======
TOTAL RETURN (1) ................................          16.68%             56.53%            (12.10)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's) ...............        $39,569            $12,521            $   900
Ratio of expenses to average net assets
   (2)(3) .......................................           1.14%              1.08%              1.06%(4)
Ratio of net investment income (loss) to
   average net assets (3) .......................          (0.14)%             0.04%              0.10%(4)
Portfolio Turnover ..............................             88%                45%                36%

----------
 *   Commencement of operations.

**   Less than $0.005.

(1)  Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.

(2)  Inclusive of custody expenses offset by custody credits earned on cash balances at the custodian bank (See (1)(G) in Notes to Financial
     Statements).

(3)  During the fiscal periods indicated above, the Investment Adviser waived a portion or all of its fee and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment loss to average net assets would have been 1.17% and (0.18)%, respectively for the year ended December 31, 2004, 1.71% and (0.59)%, respectively, for year ended December 31, 2003, and 4.87% (annualized) and (3.71)% (annualized), respectively, for the period July 10, 2002 (commencement of operation)
     through December 31, 2002.

(4)  Annualized.

See accompanying notes to financial statements.

                                       36

                               PIMCO ADVISORS VIT
                          OPCAP GLOBAL EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                                   YEAR ENDED DECEMBER 31,
                                                    ----------------------------------------------------
                                                      2004      2003         2002       2001       2000
                                                    -------   -------      -------    -------    -------

Net asset value, beginning of year ..............   $ 14.05   $ 10.76      $ 13.09    $ 15.36    $ 16.56
                                                    -------   -------      -------    -------    -------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income ...........................      0.05      0.09         0.13       0.08       0.18
Net realized and unrealized gain (loss) on
   investments and foreign currency
   transactions .................................      1.70      3.28        (2.40)     (2.19)      0.50
                                                    -------   -------      -------    -------    -------
   Total income (loss) from investment operations      1.75      3.37        (2.27)     (2.11)      0.68
                                                    -------   -------      -------    -------    -------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ...........................     (0.07)    (0.08)       (0.06)        --      (0.14)
Net realized gains on investments ...............        --        --           --      (0.16)     (1.74)
                                                    -------   -------      -------    -------    -------
   Total dividends and distributions to
      shareholders ..............................     (0.07)    (0.08)       (0.06)     (0.16)     (1.88)
                                                    -------   -------      -------    -------    -------
Net asset value, end of year ....................   $ 15.73   $ 14.05      $ 10.76    $ 13.09    $ 15.36
                                                    =======   =======      =======    =======    =======
TOTAL RETURN (1) ................................     12.53%    31.55%      (17.41)%   (13.82)%     4.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) .................   $27,375   $26,102      $22,355    $31,289    $41,299
Ratio of expenses to average net assets (2) .....      1.26%     1.26%(3)     1.15%      1.20%      1.14%
Ratio of net investment income to average net
   assets .......................................      0.41%     O.75%(3)     0.72%      0.59%      1.07%
Portfolio Turnover ..............................        98%      152%          70%        77%       110%

----------
(1)  Assumes reinvestment of all dividends and distributions.

(2)  Inclusive of custody expenses offset by custody credits earned on cash balances at the custodian bank (See (1)(I) in Notes to Financial
     Statements).

(3)  During the year ended December 31, 2003, the Investment Adviser waived a portion of its fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.27% and 0.73%, respectively.

See accompanying notes to financial statements.

                                       37

                               PIMCO ADVISORS VIT
                             OPCAP MANAGED PORTFOLIO
                              FINANCIAL HIGHLIGHTS

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                                          YEAR ENDED DECEMBER 31,
                                                           ----------------------------------------------------
                                                             2004       2003       2002       2001       2000
                                                           --------   --------   --------   --------   --------

Net asset value, beginning of year .....................   $  39.13   $  32.77   $  40.15   $  43.20   $  43.65
                                                           --------   --------   --------   --------   --------
INVESTMENT OPERATIONS:
Net investment income ..................................       0.48       0.56       0.64       0.68       0.99
Net realized and unrealized
   gain (loss) on investments, options written,
   swaps and foreign curency transactions ..............       3.70       6.42      (7.32)     (2.76)      2.41
                                                           --------   --------   --------   --------   --------
   Total from investment operations ....................       4.18       6.98      (6.68)     (2.08)      3.40
                                                           --------   --------   --------   --------   --------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ..................................      (0.58)     (0.62)     (0.70)     (0.97)     (0.58)
Net realized gains .....................................         --         --         --         --      (3.27)
                                                           --------   --------   --------   --------   --------
   Total dividends and distributions to shareholders ...      (0.58)     (0.62)     (0.70)     (0.97)     (3.85)
                                                           --------   --------   --------   --------   --------
Net asset value, end of year ...........................   $  42.73   $  39.13   $  32.77   $  40.15   $  43.20
                                                           ========   ========   ========   ========   ========
TOTAL RETURN (1) .......................................      10.77%     21.75%    (16.88)%    (4.91)%     9.74%
RATIO/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ........................   $381,054   $413,796   $392,705   $572,321   $693,469
Ratio of expenses to average net assets (2) ............       0.92%      0.93%      0.88%      0.88%      0.86%
Ratio of net investment income to average net assets ...       1.09%      1.49%      1.57%      1.47%      2.20%
Portfolio Turnover .....................................        111%       215%       159%       162%       168%

----------
(1)  Assumes reinvestment of all dividends and distributions.

(2)  Inclusive of custody expenses offset by custody credits earned on cash balances at the custodian bank (See (1)(M) in Notes to Financial
     Statements).

See accompanying notes to financial statements.

                                       38

                               PIMCO ADVISORS VIT
                             OPCAP MID CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                                  YEAR ENDED DECEMBER 31,
                                                     -------------------------------------------------
                                                      2004       2003      2002        2001      2000
                                                     ------    -------   -------     -------   -------

Net asset value, beginning of year ...............   $14.27    $ 12.13   $ 13.46     $ 13.02   $ 11.63
                                                     ------    -------   -------     -------   -------
INVESTMENT OPERATIONS:
Net investment income (loss) .....................    (0.07)      0.00*     0.00*       0.00*     0.06
Net realized and unrealized gain (loss)
   on investments ................................     2.78       3.84     (0.96)       0.85      2.83
                                                     ------    -------   -------     -------   -------
   Total from investment operations ..............     2.71       3.84     (0.96)       0.85      2.89
                                                     ------    -------   -------     -------   -------
DIVIDENDS AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
Net investment income ............................    (0.02)        --        --       (0.02)    (0.04)
Net realized gains ...............................    (2.67)     (1.70)    (0.37)      (0.36)    (1.46)
Return of capital ................................       --         --        --       (0.03)       --
                                                     ------    -------   -------     -------   -------
   Total dividends and distributions
      to shareholders ............................    (2.69)     (1.70)    (0.37)      (0.41)    (1.50)
                                                     ------    -------   -------     -------   -------
Net asset value, end of year .....................   $14.29    $ 14.27   $ 12.13     $ 13.46   $ 13.02
                                                     ======    =======   =======     =======   =======
TOTAL RETURN (1) .................................    19.34%     32.42%    (7.07)%      6.63%    25.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ..................   $9,861    $11,635   $10,427     $16,479   $16,741
Ratio of expenses to average net assets (2)(3) ...     1.03%      1.02%     1.00%       1.00%     1.00%
Ratio of net investment income (loss) to
   average net assets (3) ........................    (0.47)%     0.03%     0.00%**     0.06%     0.65%
Portfolio Turnover ...............................       60%        81%       93%         85%      100%

----------
*    Less than $0.005 per share

**   Less than 0.005%

(1)  Assumes reinvestment of all dividends and distributions.

(2)  Inclusive of custody expenses offset by custody credits earned on cash balances at the custodian bank (See (1)(G) in Notes to Financial
     Statements).

(3)  During the fiscal years indicated above, the Investment Adviser waived a portion or all of its fees and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income
     (loss) to average net assets would have been 1.30% and (0.74)%, respectively, for the year ended December 31, 2004, 1.26% and (0.22)%, respectively, for the year ended December 31, 2003, 1.17% and (0.17)%, respectively, for the year ended December 31, 2002, 1.15% and (0.08)%, respectively, for the year ended December 31, 2001, 1.36% and 0.29%, respectively, for year ended December 31, 2000.

See accompanying notes to financial statements.

                                       39

                               PIMCO ADVISORS VIT
                           OPCAP SMALL CAP PORTFOLIO
                              FINANCIAL HIGHLIGHTS

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                                  YEAR ENDED DECEMBER 31,
                                                  ------------------------------------------------------
                                                    2004        2003       2002        2001       2000
                                                  --------    --------   --------    --------   --------

Net asset value, beginning of year ............   $  30.68    $  21.52   $  32.26    $  32.26   $  22.52
                                                  --------    --------   --------    --------   --------
INVESTMENT OPERATIONS:
Net investment income (loss) ..................      (0.11)       0.05       0.03        0.02       0.26
Net realized and unrealized
   gain (loss) on investments .................       5.59        9.12      (6.18)       2.38       9.62
                                                  --------    --------   --------    --------   --------
   Total from investment operations ...........       5.48        9.17      (6,15)       2,40       9,88
                                                  --------    --------   --------    --------   --------
DIVIDENDS AND DISTRIBUTIONS
   TO SHAREHOLDERS FROM:
Net investment income .........................      (0.01)      (0.01)     (0.02)      (0.24)     (0.14)
Net realized gains ............................         --          --      (4.57)      (2.16)        --
                                                  --------    --------   --------    --------   --------
   Total dividends and distributions
      to shareholders .........................      (0.01)      (0.01)     (4.59)      (2.40)     (0.14)
                                                  --------    --------   --------    --------   --------
Net asset value, end of year ..................   $  36.15    $  30.68   $  21.52    $  32.26   $  32.26
                                                  ========    ========   ========    ========   ========
TOTAL RETURN (1) ..............................      17.88%      42.65%    (21.64)%      8.30%     44.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) ...............   $275,319    $248,950   $174,593    $254,791   $224,669
Ratio of expenses to average net assets (2) ...       0.91%       0.93%      0.91%       0.90%      0.90%
Ratio of net investment income (loss) to
   average net assets .........................      (0.30)%      0.23%      0.12%       0.08%      1.03%
Portfolio turnover ............................        102%        136%       147%        156%       114%

----------
(1)  Assumes reinvestment of all dividends and distributions.

(2)  Inclusive of custody expenses offset by custody credits earned on cash balances at the custodian bank (See (1)(G) in Notes to Financial
     Statements).

See accompanying notes to financial statements.

                                       40

                               PIMCO ADVISORS VIT
                             OPCAP EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS

      FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                                  YEAR ENDED DECEMBER 31,
                                                    --------------------------------------------------
                                                      2004         2003      2002      2001      2000
                                                    -------      -------   -------   -------   -------

Net asset value, beginning of year ..............   $ 32.46      $ 25.63   $ 33.12   $ 36.09   $ 37.56
                                                    -------      -------   -------   -------   -------
INVESTMENT OPERATIONS:
Net investment income ...........................      0.15         0.31      0.36      0.24      0.25
Net realized and unrealized
   gain (loss) on investments ...................      3.70         6.89     (7.38)    (2.75)     2.39
                                                    -------      -------   -------   -------   -------
   Total from investment operations .............      3.85         7.20     (7.02)    (2.51)     2.64
                                                    -------      -------   -------   -------   -------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ...........................     (0.31)       (0.37)    (0.25)    (0.24)    (0.30)
Net realized gains ..............................        --           --     (0.22)    (0.22)    (3.81)
                                                    -------      -------   -------   -------   -------
   Total dividends and distributions to
      shareholders ..............................     (0.31)       (0.37)    (0.47)    (0.46)    (4.11)
                                                    -------      -------   -------   -------   -------
Net asset value, end of year ....................   $ 36.00      $ 32.46   $ 25.63   $ 33.12   $ 36.09
                                                    =======      =======   =======   =======   =======

Total Return (1) ................................     11.93%       28.57%   (21.41)%   (7.02)%    9.91%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000's) .................   $39,388      $40,041   $35,915   $78,781   $88,613
Ratio of expenses to average net assets (2) .....      1.0l%(3)     1.00%     0.96%     0.93%     0.95%
Ratio of net investment income to
   average net assets ...........................      0.41%(3)     1.02%     0.89%     0.68%     0.78%
Portfolio turnover ..............................       144%           7%       21%       22%       58%

----------
(1)  Assumes reinvestment of all dividends and distributions.

(2)  Inclusive of custody expenses offset by custody credits earned on cash balances at the custodian bank (See (1)(G) in Notes to Financial
     Statements).

(3)  During the fiscal year ended December 31, 2004, the Investment Adviser waived a portion of it fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 1.03% and 0.39%, respectively.

See accompanying notes to financial statements.

                                       41

                          NFJ DIVIDEND VALUE PORTFOLIO
                              FINANCIAL HIGHLIGHTS

     FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                                  FOR THE PERIOD
                                                                FOR THE YEAR      JULY 1, 2003*
                                                               ENDED DECEMBER        THROUGH
                                                                  31, 2004      DECEMBER 31, 2003
                                                               --------------   -----------------

Net asset value, beginning of period........................       $11.68          $10.00
                                                                   ------          ------
INVESTMENT OPERATIONS:
Net investment income.......................................         0.29            0.15
Net realized and unrealized gain on investments.............         1.39            1.74
                                                                   ------          ------
   Total from investment operations.........................         1.68            1.89
                                                                   ------          ------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.......................................        (0.30)          (0.15)
Net realized gain...........................................        (0.69)          (0.06)
                                                                   ------          ------
   Total dividends and distributions to shareholders...........     (0.99)          (0.21)
                                                                   ------          ------
Net asset value, end of period..............................       $12.37          $11.68
                                                                   ======          ======

TOTAL RETURN (1)............................................        14.65%          18.87%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's)...........................       $1,363          $1,189
Ratio of expenses to average net assets (2)(3)..............         1.02%           1.20% (4)
Ratio of net investment income to average net assets (3) ...         2.44%           2.83% (4)
Portfolio Turnover..........................................           41%             27%

----------
*    Commencement of operations.

(1)  Assumes reinvestment of all dividends and distributions. Total return for a period of less than one year is not annualized.

(2)  Inclusive of custody expenses offset by custody credits earned on cash balances at the custodian bank (See (1)(F) in Notes to Financial
     Statements).

(3)  During the fiscal periods indicated above, the Investment Adviser waived all of its fee and assumed a portion of the Portfolio's expenses. If such waivers and assumptions had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 3.01% and 0.45%, respectively, for the year ended
     December 31, 2004, and 3.49% (annualized) and 0.55% (annualized), respectively, for the period July 1, 2003 (commencement of operations)
     through December 31, 2003.

(4)  Annualized.

See accompanying notes to financial statements.

                                       42

For investors who want more information about the Portfolios, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS: Additional information about the Portfolios'
investments is available in the Portfolios' annual and semi-annual reports to shareholders. In each Portfolio's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the
Portfolio's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Portfolios and is incorporated into this Prospectus by reference.

The SAI and the Portfolios' annual and semi-annual reports are available without charge upon request to your insurance agent or by calling the Portfolios at
1-800-700-8258. The SAI and the Portfolios' annual and semi-annual reports are not available on or through a specific Internet address because the Fund does not maintain a website.

You can review and copy the Portfolios' reports and SAIs at the Public Reference
Room of the Securities and Exchange Commission. You can get text-only copies:

     o    After paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing to or calling the
          Public Reference Room of the Securities and Exchange Commission,
          Washington, D.C. 20549-0102
          Telephone: 1-202-942-8090

     o    Free from the EDGAR Database on the Commission's Internet website at
          http://www.sec.gov.

PREMIER VIT

Large Cap Growth Portfolio

Small Cap Growth Portfolio

Balanced Portfolio

Equity Portfolio

Global Equity Portfolio

Managed Portfolio

Mid Cap Portfolio

Renaissance Portfolio

Small Cap Portfolio

Dividend Value Portfolio

                                       43

                       Statement of Additional Information

PREMIER VIT

PEA Large Cap Growth Portfolio ("Large Cap Growth Portfolio")
PEA Small Cap Growth Portfolio ("Small Cap Growth Portfolio")
OpCap Balanced Portfolio ("Balanced Portfolio")
OpCap Equity Portfolio ("Equity Portfolio")
OpCap Global Equity Portfolio ("Global Equity Portfolio")
OpCap Managed Portfolio ("Managed Portfolio")
OpCap Mid Cap Portfolio ("Mid Cap Portfolio")
OpCap Renaissance Portfolio ("Renaissance Portfolio")
OpCap Small Cap Portfolio ("Small Cap Portfolio")
NFJ Dividend Value Portfolio ("Dividend Value Portfolio")

1345 Avenue of the Americas
New York, NY 10105-4800

     This Statement of Additional Information (the "Additional Statement") is
not a prospectus. Investors should understand that this Additional Statement should be read in conjunction with the Prospectus dated May 1, 2005 (the
"Prospectus") of Premier VIT (the "Fund"). Contractowners can obtain copies of the Prospectus by written request to the life insurance company who issued the
Contract at the address delineated in the Variable Account Prospectus or by calling the life insurance company who issued the Contract at the telephone number listed in the Variable Account Prospectus.

      THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS MAY 1, 2005.

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Proxy Voting Policies.................................................Appendix A

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                              INVESTMENT OF ASSETS

     In addition to the principal investment strategy of each of the ten portfolios of the Fund ("Portfolios") discussed in the Prospectus, each
Portfolio may engage in other types of investment strategies as further described in the descriptions below. Each Portfolio may invest in or utilize any of these investment strategies and instruments or engage in any of these practices except where otherwise prohibited by law or specifically by the
Portfolio's own investment restrictions. Portfolios that anticipate committing
5% or more of their net assets to a particular type of investment strategy or instrument are specifically referred to in the descriptions below of such investment strategy or instrument.

     OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES OR
INSTRUMENTALITIES. Certain obligations issued or guaranteed by U.S. government agencies or instrumentalities, such as securities issued by the Federal Home
Loan Bank, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by the Federal National
Mortgage Association ("Fannie Mae"), are supported only by the credit of the instrumentality and not by the Treasury. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). In addition to securities issued by the Government National Mortgage Association ("Ginnie Mae"), Fannie
Mae and the Federal Home Loan Mortgage Corporation ("Freddie Mac"), another type of mortgage-backed security is the CMO, which is secured by groups of individual mortgages but is similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, and which may affect the market value of the obligations. A public market for a particular CMO may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations. Investments will only be made in
CMOs which are of high quality, as determined by the Board of Trustees.

     COMMERCIAL MORTGAGE-BACKED SECURITIES ("CMBS"). Each of the Renaissance,
Managed, Large Cap Growth and Small Cap Growth Portfolios may invest in CMBS.
CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS have certain distinct characteristics.
Commercial mortgage loans are generally not amortizing or not fully amortizing.
That is, at their maturity date, repayment of the remaining principal balance or
"balloon" is due and is repaid through the attainment of an additional, loan or sale of the property. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases there may be prohibitions on principal prepayments for several years following origination.

     STRIPPED MORTGAGE-BACKED SECURITIES ("SMBS"). Each of the Renaissance,
Managed, Large Cap Growth and Small Cap Growth Portfolios may invest in SMBS.
SMBS are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of the other class may receive all of the principal payments. SMBS are extremely sensitive to changes in interest

                                        3

rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBS is not as fully developed as other markets; SMBS therefore may be illiquid and subject to the 15% limit on illiquid investments set forth in "Investment Restrictions".

     ASSET-BACKED SECURITIES ("ABS"). Each of the Renaissance, Managed, Large
Cap Growth and Small Cap Growth Portfolios may invest in asset-backed securities. Asset-backed securities may be structured as undivided fractional ownership interests in an underlying pool of assets or as debt instruments issued by a special purpose entity organized solely for the purpose of owning these assets and issuing such debt. Examples of assets used to back asset-backed securities include motor vehicle installment sales contracts, installment loans secured by motor vehicles, receivables representing amounts owed by businesses to vendors or other trade creditors and receivables from revolving credit
(credit card) agreements.

     Asset-backed securities present certain risks. Some asset-backed securities may be subject to prepayment and extension risks. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Trade receivables may also be unsecured.

     Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of automobile receivables may not have a proper security interest in all of the obligations backing these receivables. Therefore, it is possible that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

     Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized.

     COLLATERALIZED DEBT OBLIGATIONS. The Portfolios may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

     For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

                                        4

     The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests.
Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds' prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

     INFORMATION ON TIME DEPOSITS AND VARIABLE RATE NOTES. The Portfolios may
invest in fixed time deposits, whether or not subject to withdrawal penalties;
however, investments in such deposits which are subject to withdrawal penalties, other than overnight deposits, are subject to the 15% limit on illiquid investments set forth in "Investment Restrictions".

     The commercial paper obligations which the Portfolios may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a "Master Note") permit a Portfolio to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Portfolio as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Portfolio has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Portfolio and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. The
Portfolios have no limitations on the type of issuer from whom these notes will be purchased; however, in connection with such purchase and on an ongoing basis,
OpCap Advisors LLC ("OpCap Advisors" or "Investment Adviser") or if delegated to a sub-adviser, will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. The Portfolios will not invest more than 5% of their total assets in variable rate notes. Variable rate notes are subject to the
Portfolios' investment restrictions on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

     INSURED BANK OBLIGATIONS. The Federal Deposit Insurance Corporation
("FDIC") insures the deposits of federally insured banks and savings and loan associations (collectively referred to as "banks") up to $100,000. The
Portfolios may, within the limits set forth in the Prospectus, purchase bank obligations which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to
$100,000 per bank; if the principal amount and accrued interest together exceed
$100,000, the excess principal amount and accrued interest will not be insured.
Insured bank obligations may have limited marketability. Unless the Board of
Trustees determines that a readily available market exists for such obligations, a Portfolio will treat such obligations as subject to the 15% limit for illiquid investments set forth in the Prospectus for each Portfolio unless such obligations are fully payable (principal amount plus accrued interest) on demand or within seven days after demand.

     MUNICIPAL BONDS. The Portfolios may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or

                                        5

authorities. Specifically, California and New York Municipal Bonds generally are issued by or on behalf of the States of California and New York, respectively, and their political subdivisions and financing authorities, and local governments. The Municipal Bonds that are purchased may include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing tax power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source.
Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues.

     LOWER RATED BONDS. Each Portfolio (except the Renaissance, Large Cap Growth and Small Cap Growth Portfolios) may invest up to 5% of its assets in bonds rated below Baa3 by Moody's Investors Service, Inc. ("Moody's") or BBB- by
Standard & Poor's Rating Services ("S&P"), Fitch Investors Service, Inc.
("Fitch") or Duff & Phelps, Inc. ("Duff"). These securities are commonly known as "high yield securities." The Balanced Portfolio may invest up to 25% of its assets in high yield securities. Securities rated less than Baa by Moody's or
BBB- by S&P are classified as non-investment grade securities (also referred to as "junk bonds") and are considered speculative by those rating agencies. It is the Fund's policy not to rely exclusively on ratings issued by credit rating agencies but to supplement such ratings with the Investment Adviser's or a sub-adviser's own independent and ongoing review of credit quality. High yield securities may be issued as a consequence of corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalizations, or similar events or by smaller or highly leveraged companies. It should be recognized that an economic downturn or increase in interest rates is likely to have a negative effect on (i) the high yield bond market, (ii) the value of high yield securities and (iii) the ability of the securities' issuers to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. The market for high yield securities may be less liquid than the market for investment grade bonds. In periods of reduced market liquidity, high yield securities prices may become more volatile and may experience sudden and substantial price declines. Also, there may be significant disparities in the prices quoted for high yield securities by various dealers. Under such conditions, a Portfolio may find it difficult to value its high yield securities accurately. Under such conditions, a Portfolio may have to use subjective rather than objective criteria to value its high yield securities investments accurately and rely more heavily on the judgment of the Fund's Board of Trustees. Prices for high yield securities also may be affected by legislative and regulatory developments. From time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers, mergers or leveraged buyouts. Such legislation, if enacted, may depress the prices of outstanding high yield securities.

     DOLLAR ROLLS. The Managed Portfolio may enter into dollar rolls in which the Portfolio sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the
Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop") as well as interest earned on the cash proceeds of the initial sale.

     The Portfolio will establish a segregated account with the Fund's custodian bank in which the Portfolio will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations in respect of dollar rolls. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the repurchase price. In the event the

                                        6

buyer of securities under a dollar roll files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

     Dollar rolls are considered borrowings by the Portfolio. Under the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), the Portfolio is required to maintain an asset coverage (including the proceeds of borrowings) of at least 300% of all borrowings.

     PORTFOLIO SECURITIES LOANS. The Fund on behalf of the Renaissance, Managed,
Large Cap Growth and Small Cap Growth Portfolios may lend portfolio securities to unaffiliated brokers, dealers and financial institutions, provided that the borrower must deposit with the Portfolio collateral, in the form of cash, equal to at least 100% of the market value of the loaned securities, marked to market daily. While the securities are on loan, the borrower must pay the Portfolio any income accruing thereon. The borrower also compensates the Portfolio by paying a loan fee or by allowing the Portfolio to retain any income earned on the investment of the cash collateral in portfolio securities. Although investment of the collateral may increase the Portfolio's potential return, it will also increase the Portfolio's potential for loss.

     A Portfolio normally will lend securities subject to termination by the
Portfolio in the normal settlement time or by the borrower on one day's notice.
The borrower must return the securities, and the Portfolio must return the collateral, when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan is borne by the
Portfolio and its shareholders, except that gains cannot be realized if the borrower defaults on its obligation to return the borrowed securities. The
Portfolio may pay reasonable finders', administrative and custodial fees in connection with a loan of securities. The Renaissance Portfolio does not currently intend to lend more than 25% of its total assets. This policy is not fundamental.

     REPURCHASE AGREEMENTS. The Fund on behalf of a Portfolio may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve
System and other financial institutions. Repurchase agreements are arrangements under which a Portfolio purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Portfolio's purchase price, with the difference being income to the Portfolio. The counterparty's obligations under the repurchase agreement are collateralized with U.S. government securities with a market value of not less than 100% of the counterparty's obligations, valued daily. Collateral is held by the Fund's custodian for the benefit of the
Portfolio.

     Repurchase agreements afford a Portfolio an opportunity to earn income on temporarily available cash at low risk. If bankruptcy or insolvency proceedings are commenced with respect to the counterparty before repurchase of the security under a repurchase agreement, a Portfolio may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. If the court characterizes the transaction as a loan and the Portfolio has not perfected a security interest in the security, the Portfolio may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

     To minimize the risk of counterparty default, the investment adviser reviews and monitors the creditworthiness of any institution which enters into a repurchase agreement with the Fund.

     REVERSE REPURCHASE AGREEMENTS. The Fund on behalf of the Renaissance,
Managed, Large Cap

                                        7

Growth and Small Cap Growth Portfolios may enter into reverse repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Reverse repurchase agreements are arrangements under which a Portfolio sells securities and agrees to repurchase the securities within a specific time and at a specified price. The repurchase price is generally higher than the Portfolio's sale price, with the difference representing the cost to the Portfolio of borrowing the cash received on the sale. Reverse repurchase agreements involve the risk that the market value of the securities which the Portfolio is obligated to repurchase may decline below the repurchase price or that the counterparty may default on its obligation to resell the securities. Reverse repurchase agreements are considered to be a form of, and are subject to the Fund's restrictions on, borrowing.

     HEDGING. Each Portfolio may engage in hedging transactions such as options and futures. Information about the options and futures transactions these
Portfolios may enter into is set forth below.

     FINANCIAL FUTURES CONTRACTS. No price is paid or received upon the purchase of a financial future. Upon entering into a futures transaction, a Portfolio will be required to deposit an initial margin payment equal to a specified percentage of the contract value. Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures commission merchant's name; however the futures commission merchant can gain access to that account only under specified conditions. As the future is marked to market to reflect changes in its market value, subsequent payments, called variation margin, will be made to or from the futures commission merchant on a daily basis. Prior to expiration of the future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the
Portfolio, and any loss or gain is realized for tax purposes. Although financial futures by their terms call for the actual delivery or acquisition of the specified security, in most cases the obligation is fulfilled by closing out the position. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded. The Renaissance,
Managed, Mid Cap, Large Cap Growth, Small Cap Growth and Global Equity
Portfolios may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on common stocks, such underlying fixed-income securities as U.S. Treasury bonds, notes, and bills and/or any foreign government fixed-income security ("interest rate"
futures), on various currencies ("currency" futures) and on such indices of U.S.
or foreign equity and fixed-income securities as may exist or come into being, such as the Standard & Poor's ("S&P") 500 Index or the Financial Times Equity
Index ("index" futures). At present, no Portfolio intends to enter into financial futures and options on such futures if after any such purchase, the sum of initial margin deposits on futures and premiums paid on futures options would exceed 5% of the Portfolio's total assets. This limitation is not a fundamental policy.

     INFORMATION ON PUTS AND CALLS. The Renaissance, Large Cap Growth, Small Cap
Growth, Mid Cap, Balanced, Managed, Small Cap, Equity and Dividend Value
Portfolios may write calls on individual securities. The Renaissance, Large Cap
Growth, Small Cap Growth, Mid Cap, Managed, Balanced and Global Equity
Portfolios are authorized to write covered put and call options and purchase put and call options on the securities in which they may invest. When a Portfolio writes a call, it receives a premium and agrees to sell the callable securities to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying securities) regardless of market price changes during the call period. If the call is exercised, the Portfolio forgoes any possible profit from an increase in market price over the exercise price. A Portfolio may, in the case of listed options, purchase calls in "closing purchase transactions" to terminate a call obligation. A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call written is more or less than the price of the call subsequently purchased. A

                                        8

profit may be realized if the call lapses unexercised, because the Portfolio retains the underlying security and the premium received. If, due to a lack of a market, a Portfolio could not effect a closing purchase transaction, it would have to hold the callable securities until the call lapsed or was exercised. The
Fund's Custodian, or a securities depository acting for the Custodian, will act as the Portfolio's escrow agent, through the facilities of the Options Clearing
Corporation ("OCC") in connection with listed calls, as to the securities on which the Portfolio has written calls, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the Portfolio's entering into a closing purchase transaction.

     When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period (or on a certain date for OTC options) at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the call price plus the transaction costs and the premium paid for the call and the call is exercised. If a call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Portfolio will lose its premium payment and the right to purchase the underlying investment.

     With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. If a transacting dealer fails to make delivery on the securities underlying an option it has written, in accordance with the terms of that option as written, a Portfolio could lose the premium paid for the option as well as any anticipated benefit of the transaction. The Portfolios will engage in OTC option transactions only with primary U.S. government securities dealers recognized by the Federal Reserve
Bank of New York. In the event that any OTC option transaction is not subject to a forward price at which the Portfolio has the absolute right to repurchase the
OTC option which it has sold, the value of the OTC option purchased and of the
Portfolio assets used to "cover" the OTC option will be considered "illiquid securities" and will be subject to the 15% limit on illiquid securities. The
"formula" on which the forward price will be based may vary among contracts with different primary dealers, but it will be based on a multiple of the premium received by the Portfolio for writing the option plus the amount, if any, of the option's intrinsic value, i.e., current market value of the underlying securities minus the option's strike price.

     A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period (or on a certain date for OTC options). The investment characteristics of writing a put covered by segregated liquid assets equal to the exercise price of the put are similar to those of writing a covered call.
The premium received on a put written by a Portfolio represents a profit, as long as the price of the underlying investment remains above the exercise price.
However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Portfolio (as writer) realizes a gain in the amount of the premium. If the put is exercised, the Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Portfolio may incur a loss upon disposition, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     When writing put options, to secure its obligation to pay for the underlying security, the Fund, on behalf of a Portfolio, will maintain in a segregated account at its Custodian liquid assets with a value equal to

                                        9

at least the exercise price of the option. As a result, the Portfolio forgoes the opportunity of trading the segregated assets or writing calls against those assets. As long as the Portfolio's obligation as a put writer continues, the
Portfolio may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Portfolio to purchase the underlying security at the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon the earlier of the expiration of the put, or the consummation by the Portfolio of a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put to it. Furthermore, effecting such a closing purchase transaction will permit the Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio.
The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

     When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment at a fixed exercise price to a seller of a corresponding put on the same investment during the put period if it is a listed option (or on a certain date if it is an OTC option). Buying a put on securities or futures held by it permits a Portfolio to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price. In the event of a decline in the market, the Portfolio could exercise, or sell the put option at a profit that would offset some or all of its loss on the Portfolio securities. If the market price of the underlying investment is above the exercise price and as a result, the put is not exercised, the put will become worthless at its expiration date and the purchasing Portfolio will lose the premium paid and the right to sell the underlying securities; the put may, however, be sold prior to expiration
(whether or not at a profit). Purchasing a put on futures or securities not held by it permits a Portfolio to protect its securities holdings against a decline in the market to the extent that the prices of the future or securities underlying the put move in a similar pattern to the prices of a portfolio's securities.

     An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio 's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by a Portfolio may cause the Portfolio to sell its securities to cover the call, thus increasing its turnover rate in a manner beyond the Portfolio's control. The exercise of puts on securities or futures will increase Portfolio turnover. Although such exercise is within the
Portfolio's control, holding a put might cause a Portfolio to sell the underlying investment for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission every time it purchases or sells a put or a call or purchases or sells a related investment in connection with the exercise of a put or a call.

     OPTIONS ON FUTURES. Each Portfolio may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the

                                       10

case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     The Portfolios may purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security.
Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying securities, it may or may not be less risky than ownership of the futures contract or underlying securities. As with the purchase of futures contracts, when a Portfolio is not fully invested it may purchase a call option on a futures contract to hedge against an anticipated increase in securities prices.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Portfolio's securities holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option the Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Portfolio's losses from existing options may to some extent be reduced or increased by changes in the value of its securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on securities. For example, a
Portfolio may purchase a put option on a futures contract to hedge the
Portfolio's holdings against the risk of a decline in securities prices.

     The amount of risk a Portfolio assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     STOCK INDEX FUTURES AND RELATED OPTIONS. Unlike when the Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Instead, the Portfolio will be required to deposit with its broker an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This is known as initial margin. Such initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied.
In addition, because under current futures industry practice daily variations in gains and losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Portfolio may be required to make additional payments during the term of the contract to its broker. Such payments would be required where during the term of a stock index futures contract purchased by the Portfolio, the price of the underlying stock index declined, thereby making the Portfolio's position less valuable. In all instances involving the purchase of stock index futures contracts by the Portfolio resulting in a net long position, an amount of cash and cash equivalents equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's custodian, for the benefit of the Portfolio, to collateralize the position and thereby insure that the use of such futures is unleveraged. At any time prior to the expiration of the futures

                                       11

contract, the Portfolio may elect to close the position by taking an opposite position which will operate to terminate the Portfolio's position in the futures contract.

     There are several risks in connection with the use of stock index futures in the Portfolio as a hedging device. One risk arises because of the imperfect correlation between the price of the stock index future and the price of the securities which are the subject of the hedge. This risk of imperfect correlation increases as the composition of the Portfolio's holdings diverges from the securities included in the applicable stock index. The price of the stock index future may move more than or less than the price of the securities being hedged. If the price of the stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but, if the price of the securities being hedged has moved in an unfavorable direction, the Portfolio would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction this advantage will be partially offset by the future. If the price of the futures moves more than the price of the stock the Portfolio will experience a loss or a gain on the future which will not be completely offset by movement in the price of the securities which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the stock index futures, the Portfolio may buy or sell stock index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the index. Conversely, the Portfolio may buy or sell fewer stock index futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the stock index. It is possible that where the Portfolio has sold futures to hedge its portfolio against a decline in the market, the market may advance and the
Portfolio's securities may decline. If this occurred, the Portfolio would lose money on the futures and also experience a decline in the value of its securities. While this should occur, if at all, for a very brief period or to a very small degree, the Investment Adviser or a sub-adviser believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based. It is also possible that if the Portfolio hedges against the possibility of a decline in the market adversely affecting stocks it holds and stock prices increase instead, the Portfolio will lose part or all of the benefit of the increased value of its stock which it had hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Portfolio may also have to sell securities at a time when it may be disadvantageous to do so.

     Where futures are purchased to hedge against a possible increase in the price of stocks before the Portfolio is able to invest its cash (or cash equivalents) in stock (or options) in an orderly fashion, it is possible the market may decline instead. If the Portfolio then concluded to not invest in stock or options at the time because of concern as to possible further market decline or for other reasons, the Portfolio will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the market. Such increased participation may also cause temporary price distortions. Due to the possibility of

                                       12

price distortion in the futures market and because of the imperfect correlation between movements in the stock index and movements in the price of stock index futures, the value of stock index futures contracts as a hedging device may be reduced.

     Currently, stock index futures contracts can be purchased or sold with respect to several different stock indices, each based on a different measure of market performance. Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Portfolios intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, as with stock options, there is no assurance that a liquid secondary market or an exchange or board of trade will exist for any particular contract or at any particular time. In such event it may not be possible to close a futures position and in the event of adverse price movements, the Portfolios would continue to be required to make daily cash payments of variation margin.
However, in the event futures contracts have been used to hedge a portfolio's securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract.
However, as described above, there is no guarantee that the price of securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     In addition, if the Portfolios have insufficient cash they may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it is disadvantageous to do so.

     DERIVATIVES. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The
Fund (to the extent a Portfolio may invest in derivatives) will typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The Fund's use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments.
Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, market risk, credit risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. A Portfolio investing in a derivative instrument could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Portfolio will engage in these transactions to reduce exposure to other risks when that would be beneficial.

     Examples of derivative instruments include options contracts, futures contracts, options on futures contracts and swap agreements. A portfolio manager may decide not to employ any of these strategies and there is no assurance that any derivatives strategy used by a Portfolio will succeed.

     The Fund may enter into swap agreements with respect to interest rates and indexes of securities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Fund, the ability of the Fund to successfully utilize these instruments may depend in part upon the ability of the portfolio manager to forecast interest rates and other economic factors correctly. If the portfolio manager incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Portfolio could be exposed to the risk of loss.

                                       13

     The Fund might not employ any of the strategies described below, and no assurance can be given that any strategy used will succeed. If the portfolio manager incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy for a Portfolio, the Portfolio might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. In addition, the Fund's use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if it had not used such instruments.

     SWAP AGREEMENTS. The Fund (to the extent a Portfolio is permitted to invest in swaps) may enter into interest rate, index, credit and, to the extent it may invest in foreign currency-denominated securities, currency exchange rate swap agreements and options on swap agreements ("swap options"). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the
Fund had invested directly in an instrument that yielded that desired return.
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms.

     Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the
Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the
"net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the portfolio manager in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund's investment restriction concerning senior securities. The Fund will not enter into a swap agreement with any single party if the net amount owed or to

                                       14

be received under existing contracts with that party would exceed 5% of the
Fund's assets.

     Whether the Fund's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the portfolio manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.
Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to the 15% limitation on illiquid securities set forth in "Investment
Restrictions". Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Fund's repurchase agreement guidelines). Certain restrictions imposed on the
Fund by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

     Depending on the terms of the particular option agreement, a Portfolio will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a Portfolio purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Portfolio writes a swap option, upon exercise of the option the Portfolio will become obligated according to the terms of the underlying agreement.

     For purposes of applying the Fund's investment policies and restrictions
(as stated in the Prospectus and this Additional Statement) swap agreements are generally valued by the Fund at market value. In the case of a credit default swap sold by a Fund (i.e., where the Fund is selling credit default protection), however, the Fund will generally value the swap at its notional amount. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

     REGULATORY ASPECTS OF HEDGING INSTRUMENTS. Transactions in options by a
Portfolio are subject to limitations established (and changed from time to time)
by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options which a portfolio may write or hold may be affected by options written or held by other investment companies and discretionary accounts of the Investment
Adviser or a sub-adviser, including other investment companies having the same or an affiliated investment adviser. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

     Due to requirements under the 1940 Act, when a Portfolio sells a future, the Fund, on behalf of the Portfolio, will maintain in a segregated account or accounts with its custodian bank, cash or readily marketable short-term
(maturing in one year or less) debt instruments in an amount equal to the market value of such future, less the margin deposit applicable to it.

     The Commodity Futures Trading Commission ("CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to the company claims an exclusion from regulation as a commodity pool operator. In

                                       15

connection with its management of the Fund, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity
Exchange Act ("CEA") and, therefore, is not subject to the registration and regulatory requirements of the CEA, and therefore there are no limitations on the extent to which athe Fund may engage in non-hedging transactions involving futures and options thereon expect as set forth in the Fund's Prospectus or
Additional Statement. There is no overall limitation on the percentage of a
Portfolio's net assets which may be subject to a hedge position.

     TAX ASPECTS OF HEDGING INSTRUMENTS. Each Portfolio in the Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. One of the tests for such qualification is that at least 90% of its gross income must be derived from dividends, interest and gains from the sale or other disposition of securities. In connection with the 90% test, amendments to the
Internal Revenue Code specify that income from hedging options, futures and other gains derived from hedging investments in securities is qualifying income under the 90% test.

     Regulated futures contracts, options on broad-based stock indices, options on stock index futures, certain other futures contracts and options thereon
(collectively, "Section 1256 contracts") held by a portfolio at the end of each taxable year may be required to be "marked-to-market" for federal income tax purposes (that is, treated as having been sold at that time at market value).
Any unrealized gain or loss taxed pursuant to this rule will be added to realized gains or losses recognized on Section 1256 contracts sold by a portfolio during the year, and the resulting gain or loss will be deemed to consist of 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Portfolio may elect to exclude certain transactions from the mark-to-market rule although doing so may have the effect of increasing the relative proportion of short-term capital gain (taxable as ordinary income)
and/or increasing the amount of dividends that must be distributed annually to meet income distribution requirements, currently at 98%, to avoid payment of federal excise tax.

     It should also be noted that under certain circumstances, the acquisition of positions in hedging instruments may result in the elimination or suspension of the holding period for tax purposes of other assets held by a portfolio with the result that the relative proportion of short-term capital gains (taxable as ordinary income) could increase.

     POSSIBLE RISK FACTORS IN HEDGING. In addition to the risks with respect to futures and options discussed in the Prospectus and above, there is a risk in selling futures that the prices of futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of a Portfolio's securities.
The ordinary spreads between prices in the cash and futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets.
Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Moreover, if the Investment Adviser's or a sub-adviser's investment judgment about the general direction of securities prices is incorrect, a
Portfolio's overall performance would be poorer than if it had not entered into a Hedging Transaction.

     Also, when a Portfolio uses appropriate Hedging Instruments to establish a position in the market as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls

                                       16

on such futures or on a particular security, it is possible that the market may decline. If the Portfolio then concludes not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the securities purchased.

     INVESTMENT IN FOREIGN SECURITIES. As described in the Prospectus, the
Global Equity Portfolio will, and the Equity, Renaissance, Large Cap Growth,
Small Cap Growth, Balanced, Mid Cap, Small Cap, Managed and Dividend Value
Portfolios may purchase foreign securities provided that they are listed on a domestic or foreign securities exchange or represented by American Depositary
Receipts listed on a domestic securities exchange or traded in a domestic or foreign over-the-counter market. Except for the Renaissance, Large Cap Growth and Small Cap Growth Portfolios, there is no limit on the amount of such foreign securities that the Portfolios might acquire. Each of the Renaissance, Large Cap
Growth and Small Cap Growth Portfolios may invest up to 15% of its assets in foreign securities, except that the Renaissance Portfolio can invest without limit in securities of foreign issuers that are traded in U.S. markets
(including American Depository Receipts).

     The Portfolios will hold foreign currency in connection with the purchase or sale of securities on a foreign securities exchange. To the extent that foreign currency is so held, there may be a risk due to foreign currency exchange rate fluctuations. Such foreign currency and foreign securities will be held by the Fund's custodian bank, or by a foreign branch of a U.S. bank, acting as subcustodian, on behalf of the Portfolio. The custodian bank will hold such foreign securities pursuant to such arrangements as are permitted by applicable foreign and domestic law and custom.

     Investments in foreign companies involve certain considerations which are not typically associated with investing in domestic companies. An investment may be affected by changes in currency rates and in exchange control regulations
(e.g., currency blockage). The Portfolios may bear a transaction charge in connection with the exchange of currency. There may be less publicly available information about a foreign company than about a domestic company. Foreign companies are generally not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. Most foreign stock markets have substantially less volume than the
New York Stock Exchange and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. There is generally less government regulation of foreign stock exchanges, brokers, and listed companies than there is in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could adversely affect investment in securities of issuers located in those countries. Individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. If it should become necessary, the Portfolios would normally encounter greater difficulties in commencing a lawsuit against the issuer of a foreign security than it would against a United States issuer.

     INVESTMENTS IN EMERGING MARKETS. Emerging and developing markets abroad may offer special opportunities for investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New
Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. These countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in these

                                       17

countries. The Investment Adviser or a sub-adviser will consider these factors when evaluating securities in these markets.

     FOREIGN CURRENCY TRANSACTIONS. The Portfolios do not intend to create exposure in foreign currency. When a Portfolio agrees to purchase or sell a security in a foreign market it will generally be obligated to pay or entitled to receive a specified amount of foreign currency and will then generally convert dollars to that currency in the case of a purchase or that currency to dollars in the case of a sale. The Portfolios intend to conduct their foreign currency exchange transactions on a spot basis (i.e., cash) at the spot rate prevailing in the foreign currency exchange market or through entering into forward foreign currency contracts ("forward contracts") to purchase or sell foreign currencies. These Portfolios may enter into forward contracts in order to lock in the U.S. dollar amount they must pay or expect to receive for a security they have agreed to buy or sell or with respect to their positions when the Portfolios believe that a particular currency may change unfavorably compared to the U.S. dollar. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Fund's custodian bank will place cash, U.S. government securities or debt securities in separate accounts of the Portfolios in an amount equal to the value of the Portfolios' total assets committed to the consummation of any such contract in such account and if the value of the securities placed in the separate accounts decline, additional cash or securities will be placed in the accounts on a daily basis so that the value of the accounts will equal the amount of the Portfolios' commitments with respect to such forward contracts.
If, rather than cash, portfolio securities are used to secure such a forward contract, on the settlement of the forward contract for delivery by the
Portfolios of a foreign currency, the Portfolios may either sell the portfolio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating them to purchase, on the same settlement date, the same amount of foreign currency.

     The Global Equity and Managed Portfolios may effect currency hedging transactions in foreign currency futures contracts, exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. The use of forward futures or options contracts will not eliminate fluctuations in the underlying prices of the securities which the
Global Equity and Managed Portfolios own or intend to purchase or sell. They simply establish a rate of exchange for a future point in time. Additionally, while these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, their use tends to limit any potential gain which might result from the increase in value of such currency. In addition, such transactions involve costs and may result in losses.

     Although each Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S.
dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the
Portfolio at one rate, while offering a lesser rate of exchange should the
Portfolio desire to resell that currency to the dealer.

     Under Internal Revenue Code Section 988, special rules are provided for certain transactions in a

                                       18

currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, futures contracts that are not
"regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under Internal Revenue Code Section 988. Also, certain foreign exchange gains or losses derived with respect to fixed-income securities are also subject to Section 988 treatment. In general, Internal Revenue Code
Section 988 gains or losses will increase or decrease the amount of the
Portfolio's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Portfolio's net capital gain. Additionally, if Internal Revenue Code
Section 988 losses exceed other investment company taxable income during a taxable year, the Portfolio would not be able to make any ordinary income distributions.

     FOREIGN CUSTODY. Rules adopted under the 1940 Act permit the Portfolios to maintain their securities and cash in the custody of certain eligible banks and securities depositories. The Portfolios' holdings of securities of issuers located outside of the United States will be held by the Fund's sub-custodians who will be approved by the Trustees or by the Trustees' delegate in accordance with such Rules. The Trustees or their delegate will determine that the
Portfolios' assets will be subject to reasonable care, based on standards applicable to custodians in the relevant market, after considering all factors relevant to the safekeeping of such assets including but not limited to, the custodian's practices, procedures and internal controls; the custodian's general reputation; and whether the Portfolios will have jurisdiction against the custodian. However, no assurances can be given that the Trustees' or their delegates' appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes (including currency blockage), confiscations or any other loss of assets that would affect assets of the Portfolio will not occur, and shareholders bear the risk of losses arising from those or other similar events.

     CONVERTIBLE SECURITIES. As specified in the Prospectus, certain Portfolios may invest in fixed-income securities which are convertible into common stock.
Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock.
The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value"
(the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Portfolios at varying price levels above their investment values and/or their conversion values in keeping with the Portfolios'
objectives.

     FOREIGN AND DOMESTIC SECURITY SELECTION PROCESS. The allocation of assets between U.S. and foreign markets for the Global Equity Portfolio in particular, as well as all other Portfolios which invest in foreign securities in general, will vary from time to time as deemed appropriate by the Investment Adviser or a sub-adviser. It is a dynamic process based on an on-going analysis of economic and political conditions, the growth potential of the securities markets throughout the world, currency exchange considerations and

                                       19

the availability of attractively priced securities within the respective markets. In all markets, security selection is designed to reduce risk through a value oriented approach in which emphasis is placed on identifying well-managed companies which, in the case of the Global Equity Portfolio, represent exceptional values in terms of such factors as assets, earnings and growth potential.

     INVESTING IN SMALL AND MEDIUM CAPITALIZATION COMPANIES. Investing in the
equity securities of small and medium capitalization companies involve additional risks compared to investing in large capitalization companies.
Compared to large companies, these companies may:

     o    Have more limited product lines and capital resources

     o    Have less established markets for their products

     o    Have earnings that are more sensitive to changes in the economy, competition and technology

     o    Be more dependent upon key members of management.

     The market value of the common stock of small and medium capitalization companies may:

     o    Be more volatile, particularly in response to company announcements or industry events

     o    Have less active trading markets

     o    Be harder to sell at the time and prices that the adviser considers appropriate.

     WHEN-ISSUED, DELAYED DELIVERY AND FORWARD COMMITMENT SECURITIES. The
Renaissance, Managed, Large Cap Growth and Small Cap Growth Portfolios may
purchase or sell securities in a transaction where the payment obligation and interest rate on the securities are fixed at the time the Portfolio enters into the commitment, but interest will not accrue to the Portfolio until delivery of and payment for the securities. Securities purchased or sold in this way, alternatively referred to as "when issued," "delayed delivery' or `forward commitment" securities, may have a market value on delivery which is less than the amount paid by the Portfolio. Although the Portfolio will only make commitments to purchase securities on a forward commitment basis with the intention of actually acquiring the securities, the Portfolio may sell the securities before the settlement date if deemed advisable by the adviser. Unless the Portfolio has entered into an offsetting agreement to sell the securities purchased on a forward commitment basis, it will maintain a segregated account consisting of cash or liquid securities with a value equal to the Portfolio's purchase commitment. The assets in this account must be adjusted daily to compensate for any decline in the value of the segregated assets.

     INVESTMENT IN OTHER INVESTMENT COMPANIES. Each Portfolio also may purchase shares of investment companies or trusts which invest principally in securities in which the Portfolio is authorized to invest. The return on a Portfolio's investments in investment companies will be reduced by the operating expenses, including investment advisory and administrative fees, of such companies. A
Portfolio's investment in an investment company may require the payment of a premium above the net asset value of the investment company's shares, and the market price of the investment company thereafter may decline without any change in the value of the investment company's assets. The Portfolio will invest in an investment company only if it is believed that the potential benefits of such investment are sufficient to warrant the payment of any such premium. Under the
1940 Act, the Portfolios cannot invest more than 10% of their assets, respectively, in investment companies or more than 5% of their total assets, respectively, in the securities of any one investment company, nor may they own more than 3% of the outstanding voting securities of any such company, respectively, except that these limits do not apply if a Portfolio is acquiring securities of an investment company in the same group of investment companies, the Portfolio only invests in securities of other investment companies that are part of the same group, government securities and short-

                                       20

term paper; sales or distribution charges are charged only at one of the acquired or acquiring investment companies and the acquired company has a policy restricting it from investing in securities of other investment companies under these exceptions. To the extent a Portfolio invests in securities in bearer form it may be more difficult to recover securities in the event such securities are lost or stolen.

     PASSIVE FOREIGN INVESTMENT COMPANY INCOME. If a Portfolio invests in an entity which is classified as a "passive foreign investment company" ("PFIC")
for U.S. tax purposes, the application of certain technical tax provisions applying to such companies could result in the imposition of federal income tax with respect to such investments at the Portfolio level which could not be eliminated by distributions to shareholders. Under the Taxpayer Relief Act of
1997, a mark-to-market regime was established that allows a regulated investment company ("RIC") to avoid most, if not all, of the difficulties posed by the PFIC rules. In any event, it is not anticipated that any taxes on a Portfolio with respect to investments in PFIC's would be significant.

*With regard to the portion of the assets of the Managed Portfolio managed by
PIMCO, for investments requiring the segregation of assets, rather than instructing the custodian to segregate assets, PIMCO earmarks segregated assets on the Fund's records.

                             INVESTMENT RESTRICTIONS

     The following investment restrictions have been adopted by the Fund as fundamental policies which cannot be changed without the vote of a majority of the outstanding voting securities of that Portfolio. Such a majority is defined as the lesser of (a) 67% or more of the shares of the Portfolio present at the meeting of shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy or (b)
more than 50% of the outstanding shares of the Portfolio. For the purposes of the following restrictions and those contained in the Prospectus: (i) all percentage limitations apply immediately after a purchase or initial investment, unless specifically stated otherwise; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from the
Portfolio. Restrictions 1, 2, and 3 do not apply to U.S. government securities.
Restriction 1 does not apply to the Renaissance Portfolio.

     ADDITIONAL RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS, EXCEPT AS
     SPECIFICALLY NOTED ABOVE. Each Portfolio of the Fund may not:

     1.   Invest more than 5 percent of the value of its total assets in the securities of any one issuer, or purchase more than 10 percent of the voting securities, or more than 10 percent of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class).

     2.   Concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, a Portfolio may invest up to 25 percent of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes.

     3.   Except for the Small Cap Growth Portfolio, invest more than 5 percent of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation.

     4.   Borrow money in excess of 10 percent of the value of its total assets.
          It may borrow only as a

                                       21

          temporary measure for extraordinary or emergency purposes and will make no additional investments while such borrowings exceed 5 percent of the total assets. Such prohibition against borrowing does not prohibit escrow or other collateral or making arrangements in connection with the hedging instruments which a Portfolio is permitted to use by any of its other fundamental policies.

     5.   Invest more than 15 percent of its assets in illiquid securities
          (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days.

     6.   Make loans of money or securities, except (a) by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) by investing in repurchase agreements; or (c) by lending its portfolio securities, not in excess of 33% of the value of a Portfolio's total assets, made in accordance with guidelines adopted by the Fund's Board of Trustees, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

     7.   Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the
          Investment Adviser or a sub-adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than
          5% of the outstanding voting securities of such issuer.

     8.   Pledge its assets or assign or otherwise encumber them in excess of
          10% of its net assets (taken at market value at the time of pledging)
          and then only to secure borrowings effected within the limitations set forth in the Prospectus.

     9.   Purchase or sell real estate; however, the Portfolios may purchase marketable securities of issuers which engage in real estate operations or which invest in real estate or interests therein, and securities which are secured by real estate or interests therein.

     10.  Purchase securities on margin (except for such short-term loans as are necessary for the clearance of purchases of portfolio securities) or sell securities short except "against the box." (Collateral arrangements in connection with transactions in options and futures are not deemed to be margin transactions.)

     11.  Invest in oil, gas or mineral exploration or developmental programs, except that a Portfolio may invest in the securities of companies which operate, invest in, or sponsor such programs.

     12.  Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

     13.  Invest for the purposes of exercising control or management of another company.

     14.  Issue senior securities as defined in the Act except insofar as the
          Fund may be deemed to have issued a senior security by reason of: (a)
          entering into any repurchase agreement; (b) borrowing money in accordance with restrictions described above; or (c) lending portfolio securities.

                                       22

     15.  Invest in physical commodities or physical commodity contracts.
          However, the Fund may buy and sell hedging instruments to the extent specified in its Prospectus or Statement of Additional Information
          from time to time. The Fund can also buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to, changes in the price of physical commodities.

     All percentage limitations apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in the amount of total assets does not require elimination of any security from a Portfolio.

     RESTRICTIONS APPLICABLE TO THE EQUITY, MID CAP, MANAGED, GLOBAL EQUITY,
BALANCED AND SMALL CAP PORTFOLIOS ONLY. Each of the above Portfolios may not:

     1.   Invest more than 5% of the value of its total assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

     2.   Invest more than 5% of its total assets in securities which are restricted as to disposition under the federal securities laws or otherwise. This restriction shall not apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held by the Equity,
          Mid Cap, Managed, Global Equity, Balanced and/or Small Cap Portfolios;
          however, each Portfolio will attempt to dispose in an orderly fashion of any securities received under these circumstances to the extent that such securities, together with other unmarketable securities, exceed 15% of that Portfolio's total assets.

     RESTRICTIONS APPLICABLE TO THE RENAISSANCE, LARGE CAP GROWTH AND SMALL CAP
GROWTH PORTFOLIOS ONLY. Each of the above Portfolios may not:

     1.   Invest more than 15% of its total assets in securities the disposition of which is restricted under the federal securities laws (excluding securities offered and sold under Rule 144A of the Securities Act of
          1933 (the "1933 Act") and commercial paper offered and sold under
          Section 4(2) of the 1933 Act), OTC Options and initial offerings and private offerings of SMBS.

     2.   Engage in short sales of securities or maintain a short position for the account of a Portfolio unless the Portfolio owns an equal amount of the securities or own the right to acquire securities of the same issue as the securities sold short without the payment of further consideration.

     3.   With respect to 75% of a Portfolio's total assets, invest more than 5%
          of the assets in the securities of any one issuer (This limitation does not apply to bank certificates of deposit or obligations issued or guaranteed by the U.S. government, its agencies or
          instrumentalities.).

     4.   Write (sell) or purchase options except that each Portfolio may (a)
          write covered call options or covered put options on securities that it is eligible to purchase and enter into closing purchase transactions for those options, and (b) purchase put and call options on securities indexes, options on foreign currencies, options on futures contracts, and options on other financial instruments or one or more groups of instruments, provided that the premiums paid by each
          Portfolio on all

                                       23

          outstanding options it has purchased do not exceed 5% of its total assets. Each Portfolio may enter into closing sale transactions for options it purchases.

                              TRUSTEES AND OFFICERS

     The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of OpCap Advisors. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund's Declaration of Trust. The Trustees and officers of the
Fund, and their principal occupations during the past five years, are set forth below. The Trustee who is an "interested person," as defined in the 1940 Act, is denoted by an asterisk. The address of the officers and Trustees is 1345 Avenue of the Americas, New York, New York 10105-4800, except as noted. As of March 31,
2005, the Trustees and officers of the Fund as a group owned none of its outstanding shares.

                                    TRUSTEES

====================================================================================================================================
                                                                                                (5)
                                      (3)                                                    NUMBER OF
                                    TERM OF                          (4)                   PORTFOLIOS IN               (6)
        (1)              (2)      OFFICE AND                      PRINCIPAL                     FUND                  OTHER
       NAME           POSITIONS    LENGTH OF                    OCCUPATION(S)                 COMPLEX             DIRECTORSHIPS
      ADDRESS         HELD WITH      TIME                        DURING PAST                OVERSEEN BY              HELD BY
      AND AGE           FUND        SERVED+                        5 YEARS                    TRUSTEE                TRUSTEE
====================================================================================================================================

V. LEE BARNES        Trustee         2000      Principal, Glenville Associates,                  10                    N/A
Age: 68                                        management consultants to the insurance
                                               industry; Director, Davis International
                                               Banking Consultants (London); Director,
                                               NetLearning Services Corporation.
                                               Formerly, Principal, McKinsey & Co.,
                                               Inc.; Executive Vice President, The
                                               Continental Corporation; Partner, Ernst &
                                               Young (Management Consulting); Vice
                                               President, Citicorp Global Insurance
                                               Division.

PAUL Y. CLINTON      Trustee         1994      Principal of Clinton Management                   10        Trustee of ten funds
Age: 73                                        Associates, a financial and venture                         for Oppenheimer
                                               capital consulting firm.                                    Funds, Inc.

THOMAS W. COURTNEY   Trustee,        1994      Principal of Courtney Associates, Inc., a         10        Trustee, Hawaiian
Age: 71              Chairman                  venture capital business; formerly,                         Tax-Free Trust;
                                               General Partner, Trivest Venture Fund, a                    Tax-Free Trust of
                                               private venture capital fund                                Arizona; Chairman
                                                                                                           of the Board of
                                                                                                           Trustees of ten funds
                                                                                                           for Oppenheimer
                                                                                                           Funds, Inc.

                                       24

====================================================================================================================================
                                                                                                (5)
                                      (3)                                                    NUMBER OF
                                    TERM OF                          (4)                   PORTFOLIOS IN               (6)
        (1)              (2)      OFFICE AND                      PRINCIPAL                     FUND                  OTHER
       NAME           POSITIONS    LENGTH OF                    OCCUPATION(S)                 COMPLEX             DIRECTORSHIPS
      ADDRESS         HELD WITH      TIME                        DURING PAST                OVERSEEN BY              HELD BY
      AND AGE           FUND        SERVED+                        5 YEARS                    TRUSTEE                TRUSTEE
====================================================================================================================================

LACY B. HERRMANN     Trustee         1994      Chairman of the Board and Chief Executive         10        Trustee, Churchill
Age: 75                                        Officer of Aquila Management Corporation,                   Cash Reserves Trust,
                                               the sponsoring organization and                             Aquila - Cascadia
                                               administrator and/or advisor or                             Equity Fund, Pacific
                                               sub-advisor to a group of 15 funds                          Capital Cash Assets
                                               consisting of seven single-state,                           Trust, Pacific
                                               tax-free municipal bond funds, six money                    Capital U.S.
                                               market funds and two regional equity                        Treasuries Cash
                                               funds, since 1984 and Chairman of the                       Assets Trust,
                                               Board of Trustees of each of these funds;                   Pacific Capital
                                               Vice President, Director, Secretary and                     Tax-Free Cash Assets
                                               former Treasurer of Aquila Distributors,                    Trust, Prime Cash
                                               Inc., distributor of each of the above                      Fund, Narragansett
                                               funds, since 1981; President and Chairman                   Insured Tax-Free
                                               of the Board of Trustees of Capital Cash                    Income Fund,
                                               Management Trust ("CCMT") and an Officer                    Tax-Free Fund for
                                               and Trustee/Director of its predecessors;                   Utah, Churchill
                                               President and Director of STCM Management                   Tax-Free Fund of
                                               Company, Inc., sponsor and Adviser  to                      Kentucky, Tax-Free
                                               CCMT; Chairman, President and a Director                    Fund of Colorado,
                                               of InCap Management Corporation,                            Tax-Free Trust of
                                               formerly, sub-adviser and administrator                     Oregon, Tax-Free
                                               of Prime Cash Fund and Short-term Asset                     Trust of Arizona,
                                               Reserves; Trustee Emeritus of Brown                         Hawaiian Tax-Free
                                               University since 1996; Trustee of Hopkins                   Trust, and Aquila
                                               School since 1993.                                          Rocky Mountain
                                                                                                           Equity Fund; ten
                                                                                                           funds for
                                                                                                           Oppenheimer Funds,
                                                                                                           Inc.

THEODORE T. MASON    Trustee         2000      Managing Director of Eastwind Power               10        Chairman, Hawaiian
Age: 68                                        Partners, Ltd. since 1994 and of                            Tax Free Trust,
                                               Louisiana Power Partners, LLC from 199 to                   Pacific Capital Cash
                                               2003. Treasurer of the Alumni                               Assets Trust,
                                               Association SUNY Maritime College since                     Pacific Capital
                                               2004 (President 2002-2003; First Vice                       Tax-Free Cash Assets
                                               President 2000-2001; Second Vice                            Trust, Trustee,
                                               President 1998-1999) and Director of the                    Churchill Tax-Free
                                               same organization since 1997; Director of                   Fund of Kentucky
                                               STCM Management Company, Inc. 1974-2004;
                                               Vice Chairman of the Board and Trustee of
                                               Prime Cash Fund (inactive) from 1982;
                                               Trustee of Short Term Asset Reserves
                                               1984-1986; Trustee of Churchill Cash
                                               Reserves Trust (inactive) from 1985;
                                               Trustee of Aquila Fund (inactive) since
                                               2004. Director of the Maritime Industry
                                               Museum at Fort Schuyler 2000-

                                       25

====================================================================================================================================
                                                                                                (5)
                                      (3)                                                    NUMBER OF
                                    TERM OF                          (4)                   PORTFOLIOS IN               (6)
        (1)              (2)      OFFICE AND                      PRINCIPAL                     FUND                  OTHER
       NAME           POSITIONS    LENGTH OF                    OCCUPATION(S)                 COMPLEX             DIRECTORSHIPS
      ADDRESS         HELD WITH      TIME                        DURING PAST                OVERSEEN BY              HELD BY
      AND AGE           FUND        SERVED+                        5 YEARS                    TRUSTEE                TRUSTEE
====================================================================================================================================

                                               2004; Trustee of Maritime College at Fort
                                               Schuyler Foundation, Inc. since 2000;
                                               Director of Navy League of the New York
                                               Council since 2002; former National
                                               Officer of the Naval Reserve Association
                                               (twice) and Commanding Officer of four
                                               Naval Reserve Units, Captain USNR (Ret.)

BRIAN S. SHLISSEL*   Trustee,        2004      Executive Vice President and Chief                                      N/A
Age: 40              President                 Administrative Officer, Allianz Global
                     and Chief                 Investors Fund Management LLC ("AGIFM").
                     Executive
                     Officer

+Under the Fund's By-Laws, each Trustee shall serve until his or her successor is elected and qualified.

* "Interested person" as defined in the 1940 Act because of relationship with
AGIFM, an affiliate of the Investment Adviser.

                                    OFFICERS

===========================================================================================================
                                                                                   (5)
                                       (3)                                      NUMBER OF
                                     TERM OF                (4)               PORTFOLIOS IN        (6)
        (1)              (2)       OFFICE AND            PRINCIPAL                 FUND           OTHER
       NAME          POSITION(S)    LENGTH OF          OCCUPATION(S)             COMPLEX      DIRECTORSHIPS
      ADDRESS         HELD WITH       TIME              DURING PAST            OVERSEEN BY       HELD BY
      AND AGE            FUND        SERVED+              5 YEARS                TRUSTEE         TRUSTEE
===========================================================================================================

MALCOLM BISHOPP      Executive        2001      Managing Director,                 N/A             N/A
Age: 56              Vice                       Marketing and Client
                     President                  Services, OpCap
                                                Advisors LLC

COLIN GLINSMAN       Vice             1997      Chief Investment                   N/A             N/A
Age: 47              President                  Officer and Managing
                     and                        Director of
                     Portfolio                  Oppenheimer Capital
                     Manager                    LLC ("Oppenheimer Capital")

MARK F. DEGENHART    Vice             1999      Senior Vice President              N/A             N/A
Age: 41              President                  of Oppenheimer Capital
                     and
                     Portfolio
                     Manager

LOUIS P. GOLDSTEIN   Vice             1998      Managing Director of               N/A             N/A
Age: 44              President                  Oppenheimer Capital
                     and
                     Portfolio

                                       26

======================================================================================================
                                      (3)                                      (5)
                                     TERM OF              (4)              NUMBER OF          (6)
        (1)              (2)       OFFICE AND          PRINCIPAL         PORTFOLIOS IN       OTHER
       NAME          POSITION(S)    LENGTH OF        OCCUPATION(S)        FUND COMPLEX   DIRECTORSHIPS
      ADDRESS         HELD WITH       TIME            DURING PAST         OVERSEEN BY       HELD BY
      AND AGE           FUND        SERVED+            5 YEARS             TRUSTEE         TRUSTEE
======================================================================================================

MATTHEW GREENWALD    Manager
Age: 51              Vice             2002      Senior Vice President         N/A             N/A
                     President                  of Oppenheimer Capital
                     and
                     Portfolio
                     Manager

ELISA A. MAZEN       Vice             2000      Managing Director of          N/A             N/A
Age: 43              President                  Oppenheimer Capital
                     and
                     Portfolio
                     Manager

MICHAEL CORELLI      Vice             2003      Research                      N/A             N/A
Age: 33              President                  Analyst/Portfolio
                     and                        Manager of PEA
                     Portfolio                  Capital
                     Manager

BEN FISCHER          Vice             2003      Managing Director of          N/A             N/A
Age: 64              President                  NFJ Investment Group
                     and                        L.P. ("NFJ")
                     Portfolio
                     Manager

WILLIAM H. GROSS     Vice             2000      Managing Director and         N/A             N/A
Age: 60              President                  Chief Investment
                     and                        Officer of Pacific
                     Portfolio                  Investment Management
                     Manager                    Company LLC ("PIMCO")

LAWRENCE G.          Assistant        2002      Senior Vice                   N/A             N/A
ALTADONNA            Treasurer                  President, AGIFM.
Age: 39

THOMAS J. FUCCILLO   Secretary        2004      Vice President,               N/A             N/A
Age: 37                                         Senior Fund Attorney,
                                                Allianz Global
                                                Investors of America
                                                L.P. ("AGI") (since
                                                2004). Formerly,
                                                Vice President and
                                                Associate General
                                                Counsel, Neuberger
                                                Berman, LLC
                                                (1991-2004)

YOUSE E. GUIA        Chief            2004      Senior Vice                   N/A             N/A
Age: 32              Compliance                 President, Group

                                       27

======================================================================================================
                                      (3)                                      (5)
                                     TERM OF              (4)              NUMBER OF          (6)
        (1)              (2)       OFFICE AND          PRINCIPAL         PORTFOLIOS IN       OTHER
       NAME          POSITION(S)    LENGTH OF        OCCUPATION(S)        FUND COMPLEX   DIRECTORSHIPS
      ADDRESS         HELD WITH       TIME            DURING PAST         OVERSEEN BY       HELD BY
      AND AGE           FUND        SERVED(+)           5 YEARS             TRUSTEE         TRUSTEE
======================================================================================================

                     Officer                    Compliance Manager,
                                                AGI (since 2004).
                                                Formerly, Vice
                                                President, Group
                                                Compliance Manager,
                                                AGI (since 2002).
                                                Audit Manager
                                                PricewaterhouseCoopers
                                                LLP (1996-2002)

JENNIFER PATULA      Assistant        2004      Mutual Fund                   N/A             N/A
Age: 26              Secretary                  Administrator, AGI
                                                (since 2002)

+ Under the Fund's Bylaws, an officer serves for one year and until his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified. Officers hold office at the pleasure of the
Trustees.

     For Trustees and officers of the Fund, positions held with affiliated persons or principal underwriters of the Fund are listed in the following table:

================================================================================
                                                   (2)
                                           POSITIONS HELD WITH
                                          AFFILIATED PERSONS OR
         (1)                             PRINCIPAL UNDERWRITERS
         NAME                                  OF THE FUND
================================================================================
Brian S. Shlissel       President and Chief Executive Officer, Fixed Income
                        SHares; PIMCO Municipal Income Fund, PIMCO California
                        Municipal Income Fund, PIMCO New York Municipal Income
                        Fund, PIMCO Municipal Income Fund II, PIMCO California
                        Municipal Income Fund II, PIMCO New York Municipal
                        Income Fund II, PIMCO Municipal Income Fund III, PIMCO
                        California Municipal Income Fund III, PIMCO New York
                        Municipal Income Fund III, PIMCO Corporate Income Fund,
                        PIMCO Corporate Opportunity Fund, Nicholas-Applegate
                        Convertible & Income Fund, Nicholas-Applegate
                        Convertible & Income Fund II, PIMCO High Income Fund,
                        PIMCO Floating Rate Income Fund, PIMCO Floating Rate
                        Strategy Fund, NFJ Dividend, Interest & Premium Strategy
                        Fund and Municipal Advantage Fund Inc.

Matthew Greenwald       Executive Vice President, Municipal Advantage Fund Inc.

Lawrence G. Altadonna   Treasurer, Fixed Income SHares, PIMCO Municipal Income
                        Fund, PIMCO California Municipal Income Fund, PIMCO New
                        York Municipal Income Fund, PIMCO Municipal Income Fund
                        II, PIMCO California Municipal Income Fund II, PIMCO New
                        York Municipal Income Fund II, PIMCO Municipal Income
                        Fund III, PIMCO California Municipal Income Fund III,
                        PIMCO New York Municipal Income Fund III, PIMCO
                        Corporate Income Fund, PIMCO Corporate Opportunity Fund,
                        Nicholas-Applegate Convertible & Income Fund,
                        Nicholas-Applegate Convertible & Income Fund II, PIMCO
                        High Yield Fund, PIMCO Floating Rate Income Fund, PIMCO
                        Floating Rate

                                       28

================================================================================
                                                   (2)
                                           POSITIONS HELD WITH
                                          AFFILIATED PERSONS OR
         (1)                             PRINCIPAL UNDERWRITERS
         NAME                                  OF THE FUND
================================================================================
                        Strategy Fund, NFJ Dividend, Interest & Premium Strategy
                        Fund and Municipal Advantage Fund Inc.

Youse E. Guia           Chief Compliance Officer, Fixed Income SHares, PIMCO
                        Municipal Income Fund, PIMCO California Municipal Income
                        Fund, PIMCO New York Municipal Income Fund, PIMCO
                        Municipal Income Fund II, PIMCO California Municipal
                        Income Fund II, PIMCO New York Municipal Income Fund II,
                        PIMCO Municipal Income Fund III, PIMCO California
                        Municipal Income Fund III, PIMCO New York Municipal
                        Income Fund III, PIMCO Corporate Income Fund, PIMCO
                        Corporate Opportunity Fund, Nicholas-Applegate
                        Convertible & Income Fund, Nicholas-Applegate
                        Convertible & Income Fund II, PIMCO High Yield Fund,
                        PIMCO Floating Rate Income Fund, PIMCO Floating Rate
                        Strategy Fund, NFJ Dividend, Interest & Premium Strategy
                        Fund and Municipal Advantage Fund Inc.

Thomas J. Fuccillo      Secretary, Fixed Income SHares, PIMCO Municipal Income
                        Fund, PIMCO California Municipal Income Fund, PIMCO New
                        York Municipal Income Fund, PIMCO Municipal Income Fund
                        II, PIMCO California Municipal Income Fund II, PIMCO New
                        York Municipal Income Fund II, PIMCO Municipal Income
                        Fund III, PIMCO California Municipal Income Fund III,
                        PIMCO New York Municipal Income Fund III, PIMCO
                        Corporate Income Fund, PIMCO Corporate Opportunity Fund,
                        Nicholas-Applegate Convertible & Income Fund,
                        Nicholas-Applegate Convertible & Income Fund II, PIMCO
                        High Yield Fund, PIMCO Floating Rate Income Fund, PIMCO
                        Floating Rate Strategy Fund, NFJ Dividend, Interest &
                        Premium Strategy Fund, NFJ Dividend, Interest & Premium
                        Strategy Fund and Municipal Advantage Fund Inc.

Jennifer A. Patula      Assistant Secretary, Fixed Income SHares, PIMCO
                        Municipal Income Fund, PIMCO California Municipal Income
                        Fund, PIMCO New York Municipal Income Fund, PIMCO
                        Corporate Income Fund, PIMCO Municipal Income Fund II,
                        PIMCO California Municipal Income Fund II, PIMCO New
                        York Municipal Income Fund II, PIMCO Corporate
                        Opportunity Fund, PIMCO Municipal Income Fund III, PIMCO
                        California Municipal Income Fund III, PIMCO New York
                        Municipal Income Fund III, Nicholas-Applegate
                        Convertible & Income Fund, PIMCO High Income Fund,
                        Nicholas-Applegate Convertible & Income Fund II, PIMCO
                        Floating Rate Income Fund, PIMCO Floating Rate Strategy
                        Fund, NFJ Dividend, Interest & Premium Strategy Fund and
                        Municipal Advantage Fund Inc.

COMMITTEES OF THE BOARD OF TRUSTEES

The Fund's Audit Oversight Committee is composed entirely of Trustees who are not "interested persons" of the Fund, the Investment Adviser, the Sub-Advisers,
OCC Distributors LLC (the "Distributor") or its affiliates within the meaning of the 1940 Act. The Audit Oversight Committee convened twice during the fiscal year ended December 31, 2004. The principal functions of the Audit Oversight
Committee are to recommend to the Board of Trustees the appointment of the
Fund's independent registered public accounting firm, to review with the independent registered public accounting firm the scope, performance and anticipated fees for their audit and to receive and consider a report from the independent registered public accounting firm concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent registered public accounting firm might have in that regard.

SECURITIES OWNERSHIP

                                       29

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee in the Fund and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the
Fund's family of investment companies. No Independent Trustee or his immediate family members beneficially own securities of either the Investment Adviser or the Distributor or any person directly or indirectly controlling, controlled by or under common control with the Investment Adviser or Distributor.

==============================================================================
                                                             (3)
                                              AGGREGATE DOLLAR RANGE OF EQUITY
                                                SECURITIES IN ALL REGISTERED
                               (2)              INVESTMENT COMPANIES OVERSEEN
        (1)          DOLLAR RANGE OF EQUITY        BY TRUSTEE IN FAMILY OF
  NAME OF TRUSTEE    SECURITIES IN THE FUND         INVESTMENT COMPANIES
==============================================================================
V. Lee Barnes                 None                          None
Paul Y. Clinton               None                          None
Thomas W. Courtney            None                          None
Lacy B. Herrmann              None                          None
Theodore T. Mason             None                          None
Brian S. Shlissel             None                          None

COMPENSATION OF OFFICERS AND TRUSTEES. All officers of the Fund are officers or employees of OpCap Advisors or its affiliates and receive no salary or fee from the Fund. The following table sets forth the information regarding compensation received by the Trustees who are not "interested persons" of the Fund during its fiscal year ended December 31, 2004.

                                                                               TOTAL COMPENSATION,
                                          PENSION OR                            INCLUDING ACCRUED
                       AGGREGATE     RETIREMENT BENEFITS       ESTIMATED      RETIREMENTS BENEFITS,
                      COMPENSATION    ACCRUED AS PART OF    ANNUAL BENEFITS     FROM THE FUND AND
NAME OF TRUSTEE      FROM THE FUND      FUND EXPENSES*      UPON RETIREMENT     THE FUND COMPLEX+
------------------   -------------   -------------------   ----------------   ---------------------

V. Lee Barnes           $24,750              N/A                  N/A                $ 24,750
Paul Y. Clinton         $26,500            $23,889              $24,181              $169,389
Thomas W. Courtney      $26,750            $24,321              $28,074              $175,071
Lacy B. Herrmann        $25,750            $24,321              $24,181              $164,071
Theodore T. Mason       $25,750              N/A                  N/A                $ 25,750

*On October 19, 1998 the Fund adopted a retirement plan (the "Original Plan")
that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for the
Fund for at least 15 years to be eligible for the maximum payment. Because each
Trustee's retirement benefit will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined as of this time nor can the Fund estimate the number of years of credited service that will be used to determine those benefits.

+For the purpose of this section only, "Fund Complex" includes the Fund and two funds managed by OppenheimerFunds Inc. and sub-advised by Oppenheimer Capital in accordance with the instructions for Form N-1A. The Investment Adviser does not consider the Oppenheimer Funds to be part of its "Fund Complex," as that term may be otherwise interpreted.

                                       30

                               PORTFOLIO MANAGERS

OpCap Advisors, Oppenheimer Capital, PEA Capital, NFJ Investment Group and
Pacific Investment Management Company believe that their compensation programs are competitively positioned to attract and retain high-caliber investment professionals. As more fully described below for each investment adviser, portfolio managers receive a base salary, a variable cash bonus or profit sharing opportunity and a benefits package. Total cash compensation, as described below, is set for each portfolio manager relative to his or her performance and the market. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market, as well as to adjust drivers of compensation to promote good sustained fund performance.
Each investment adviser attempts to keep its compensation levels at or above the median for similar positions in their local area.

OpCap Advisors, Oppenheimer Capital and PEA Capital

OpCap Advisors is a wholly-owned subsidiary of Oppenheimer Capital, which is wholly owned by Allianz Global Investors NY Holdings LLC, an indirect subsidiary of AGI. Therefore, the following information about portfolio manager compensation and conflicts of interest applies to all three entities.

Base salary. Each portfolio manager is paid a base salary that is set at a level determined by Oppenheimer Capital or PEA Capital. In setting the base salary, the firms' intentions are to be competitive in light of the portfolio manager's experience and responsibilities. Firm management evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

Annual bonus or profit sharing. Each portfolio manager (except Mr. Glinsman) is eligible for an annual bonus in addition to a base salary. The bonus forms the majority of the individual's annual cash compensation and is based on the performance of the Portfolio relative to other products with the same investment style, as well as the absolute returns produced by the Portfolio. Mr. Glinsman, as a portfolio manager with additional management responsibilities, is paid a share of profits in lieu of an annual bonus. This payment forms the majority of his annual cash compensation and is based in part on the performance of the
Portfolios he manages relative to other products with the same or similar investment style, the absolute returns produced by the Portfolios, as well as the overall financial performance of Oppenheimer Capital and PEA Capital. Also, in addition to any bonus or profit sharing paid by PEA, AGI has established a
Long Term Cash Bonus Plan for certain employees of its operating companies, including Oppenheimer Capital and PEA Capital. These employees include certain portfolio managers of Oppenheimer Capital and PEA Capital. The plan provides awards that are valued based on the operating earnings growth of the companies under AGI, as well as the target achievement of the companies' average operating earnings on a three-year basis. The cash awarded to Oppenheimer Capital and PEA
Capital employees under the plan is calculated three-years after it is awarded, when it vests in full.

Participation in group retirement plans. The portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

Conflicts of Interest

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. While the portfolio managers of
Oppenheimer Capital and PEA Capital are subject to a written Code of Ethics that is designed to ensure that the personal

                                       31

securities transactions of covered persons will not interfere with making decisions in the best interest of advisory clients, the portfolio managers may, from time to time, acquire, possess, manage, and dispose of securities or other investment assets for their own accounts, for the accounts of their families, for the account of any entity in which they have a beneficial interest or for the accounts of others for whom they may provide investment advisory services
(collectively, "Managed Accounts"), in transactions which may or may not correspond with transactions effected or positions held in the Portfolios. When
Oppenheimer Capital or PEA Capital determines that it would be appropriate for a particular Portfolio and one or more Managed Account to participate in an investment opportunity, Oppenheimer Capital or PEA Capital will seek to execute orders for a Portfolio and for such Managed Accounts on a basis which it considers equitable, but that equality of treatment of a Portfolio and one or more other Managed Accounts is not assured. In such situations, Oppenheimer
Capital and PEA Capital may (but is not be required to) place orders for a
Portfolio and each other Managed Account simultaneously and if all such orders are not filled at the same price, Oppenheimer Capital and PEA Capital may cause a Portfolio and each Managed Account to pay or receive the average of the prices at which the orders were filled. If all such orders cannot be fully executed under prevailing market conditions, Oppenheimer Capital or PEA Capital may allocate the securities traded among a Portfolio and other Managed Accounts, pursuant to policies and procedures adopted to address these potential conflicts of interest, in a manner which it considers equitable, taking into account the size of the order placed for a Portfolio and each other Managed Account as well as any other factors which it deems relevant.

Oppenheimer Capital advises one or more accounts that are charged an advisory fee that is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Portfolio without a performance-based fee. Oppenheimer Capital has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and a Portfolio on a fair and equitable basis over time.

NFJ Investment Group

Each portfolio manager's compensation consists of the following elements:

Base salary. Each portfolio manager is paid a base salary which is set at a level determined by NFJ. In setting the base salary, the firm's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities. Management of the firm evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation.

Annual bonus or profit sharing opportunity. The NFJ portfolio managers are not paid an annual cash bonus. They are eligible for the NFJ Investment Group
Non-Qualified Profit Sharing Plan, which pays the individuals a percentage of the Operating Profit Available for Distribution based on a percentage set by the company's Management Board. Compensation is tied to successful job performance and growth in assets under management.

Participation in group retirement plans. Portfolio managers are eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated by the NFJ Deferred
Award Agreement.

                                       32

Conflicts of Interest

When a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts could include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. While the portfolio managers of NFJ are subject to a written Code of Ethics that is designed to ensure that the personal securities transactions of covered persons will not interfere with making decisions in the best interest of advisory clients, the portfolio managers may, from time to time, acquire, possess, manage, and dispose of securities or other investment assets for their own accounts, for the accounts of their families, for the account of any entity in which they have a beneficial interest or for the accounts of others for whom they may provide investment advisory services (collectively, "Managed Accounts"), in transactions which may or may not correspond with transactions effected or positions held in the
Dividend Value Portfolio. When NFJ determines that it would be appropriate for the Dividend Value Portfolio and one or more Managed Account to participate in an investment opportunity, NFJ will seek to execute orders for the Dividend
Value Portfolio and for such Managed Accounts on a basis which it considers equitable, but that equality of treatment of the Dividend Value Portfolio and one or more other Managed Accounts is not assured. In such situations, NFJ may
(but is not be required to) place orders for the Dividend Value Portfolio and each other Managed Account simultaneously and if all such orders are not filled at the same price, NFJ may cause the Dividend Value Portfolio and each Managed
Account to pay or receive the average of the prices at which the orders were filled. If all such orders cannot be fully executed under prevailing market conditions, NFJ may allocate the securities traded among the Dividend Value
Portfolio and other Managed Accounts, pursuant to policies and procedures adopted to address these potential conflicts of interest, in a manner which it considers equitable, taking into account the size of the order placed for the
Dividend Value Portfolio and each other Managed Account as well as any other factors which it deems relevant.

Pacific Investment Management Company

PIMCO has adopted a "Total Compensation Plan" for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm's mission statement. The Total Compensation Plan includes a significant incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary, a bonus, and may include a retention bonus. Portfolio managers who are Managing Directors of PIMCO also receive compensation from PIMCO's profits. Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO's deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee's compensation. PIMCO's contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Salary and Bonus. Base salaries are determined by considering an individual portfolio manager's experience and expertise and may be reviewed for adjustment annually. Portfolio managers are entitled to receive bonuses, which may be significantly more than their base salary, upon attaining certain performance objectives based on predetermined measures of group or department success. These goals are specific to individual portfolio managers and are mutually agreed upon annually by each portfolio manager and his or her manager. Achievement of these goals is an important, but not exclusive, element of the bonus decision process.

In addition, the following non-exclusive list of qualitative criteria
(collectively, the "Bonus Factors") may be considered when determining the bonus for portfolio managers:

     o    3-year, 2-year and 1-year dollar-weighted and account-weighted investment performance as judged against benchmarks and relative to applicable industry peer groups;

                                       33

     o    Appropriate risk positioning that is consistent with PIMCO's investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

     o    Amount and nature of assets managed by the portfolio manager;

     o    Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

     o    Generation and contribution of investment ideas in the context of
          PIMCO's secular and cyclical forums, portfolio strategy meetings,
          Investment Committee meetings, and on a day-to-day basis;

     o    Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

     o    Contributions to asset retention, gathering and client satisfaction;

     o    Contributions to mentoring, coaching and/or supervising; and

     o    Personal growth and skills added.

Final award amounts are determined by the PIMCO Compensation Committee.

Retention Bonuses. Certain portfolio managers may receive a discretionary, fixed amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO. Each portfolio manager who is a Senior Vice President or Executive
Vice President of PIMCO receives a variable amount retention bonus, based upon the Bonus Factors and continued employment with PIMCO.

Investment professionals, including portfolio managers, are eligible to participate in a Long Term Cash Bonus Plan ("Cash Bonus Plan"), which provides cash awards that appreciate or depreciate based upon the performance of PIMCO's parent company, AGI, and PIMCO over a three-year period. The aggregate amount available for distribution to participants is based upon AGI's profit growth and
PIMCO's profit growth. Participation in the Cash Bonus Plan is based upon the
Bonus Factors, and the payment of benefits from the Cash Bonus Plan, is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Instead of a bonus, portfolio managers who are Managing
Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO's net profits. Portfolio managers who are
Managing Directors receive an amount determined by the Managing Director
Compensation Committee, based upon an individual's overall contribution to the firm and the Bonus Factors. Under his employment agreement, William Gross receives a fixed percentage of the profit sharing plan.

Allianz Transaction Related Compensation. In May 2000, a majority interest in the predecessor holding company of PIMCO was acquired by a subsidiary of Allianz
AG ("Allianz"). In connection with the transaction, Mr. Gross received a grant of restricted stock of Allianz, the last of which vests on May 5, 2005.

From time to time, under the PIMCO Class B Unit Purchase Plan, Managing
Directors and certain executive management (including Executive Vice Presidents)
of PIMCO may become eligible to purchase Class B Units of PIMCO. Upon their purchase, the Class B Units are immediately exchanged for Class A Units of PIMCO
Partners, LLC, a California limited liability company that holds a minority interest in PIMCO and is owned by the Managing Directors and certain executive management of PIMCO. The Class A Units of PIMCO Partners, LLC entitle their holders to distributions of a portion of the profits of PIMCO. The PIMCO
Compensation Committee determines which Managing Directors and executive management may purchase Class B Units and the number of Class B Units that each may purchase. The Class B Units are purchased pursuant to full recourse notes issued to the holder. The base compensation of each Class B Unit holder is increased in an amount equal to the principal amortization applicable to the notes given by the Managing Director or member of executive management.

Portfolio managers who are Managing Directors also have long-term employment contracts, which guarantee severance payments in the event of involuntary termination of a Managing Director's employment with PIMCO.

Conflicts of Interest

From time to time, potential conflicts of interest may arise between a portfolio manager's management of the

                                       34

investments of a Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund's trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as result of the portfolio manager's management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO's allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO's investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance.
Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between such other accounts and the Funds on a fair and equitable basis over time.

OTHER ACCOUNTS MANAGED

OpCap Advisors, Oppenheimer Capital and Pacific Investment Management Company

-----------------------------------------------------------------------------------
                                     Nicholas
Account Type       Louis Goldstein   Frelinghuysen   Mark Degenhart   Elisa Mazen
-----------------------------------------------------------------------------------
                     #   AUM($MM)     #   AUM($MM)    #   AUM($MM)     #   AUM($MM)
-----------------------------------------------------------------------------------

Other Investment
   Companies         3      445.5     0       0       3     365.9      9     712.8
-----------------------------------------------------------------------------------
Other pooled
   investment
   vehicles          2       38.0     0       0       0         0      4*    411.6*
-----------------------------------------------------------------------------------
Other accounts      46    1,405.1     0       0       3      78.5     40   1,152.6
-----------------------------------------------------------------------------------

* Of these other accounts, two accounts totaling $153.49 million in assets pay an advisory fee that is based in part on the performance of the accounts.

                                       35

-------------------------------------------------------------------------
Account Type       Robert K. Urquhart   William H. Gross   Colin Glinsman
-------------------------------------------------------------------------
                       #   AUM($MM)        #    AUM($MM)    #   AUM($MM)
-------------------------------------------------------------------------
Other Investment
   Companies           2     312.8       27   114,384.5     8    7,908.2
-------------------------------------------------------------------------
Other pooled
   investment
   vehicles            1       4.1       14     4,576.1     2      105.2
-------------------------------------------------------------------------
Other accounts         7     238.0       73**  42,709.4**   4      152.6
-------------------------------------------------------------------------

** Of these other accounts, twenty-six accounts totaling $22,711.2 million in assets pay an advisory fee that is based in part on the performance of the accounts.

     PEA Capital

-----------------------------------------------------------------------------------
Account Type       Michael Corelli   Martin Mickus   Jeffrey Parker   Greg Tournant
-----------------------------------------------------------------------------------
                     #   AUM($MM)     #   AUM($MM)    #   AUM($MM)      #   AUM($)
-----------------------------------------------------------------------------------

Other Investment
   Companies         1     297.8      2+   1,672.3    3+   1,970.1      1    718.4
-----------------------------------------------------------------------------------
Other pooled
   investment
   vehicles          0         0      0               0                 0        0
-----------------------------------------------------------------------------------
Other accounts       0         0      0               2      178.7      8    128.1
-----------------------------------------------------------------------------------

+    Of these accounts, one account with $100.0 million in total assets pays its advisory fee based on performance of the account.

     NFJ Investment Group

-------------------------------------------------------------
Account Type       Benno J. Fischer   Jeffrey S. Partenheimer
-------------------------------------------------------------
                      #   AUM($MM)          #   AUM($MM)
-------------------------------------------------------------
Other Investment
   Companies          2     150.1           1        4.2
-------------------------------------------------------------
Other pooled
   investment
   vehicles           6     145.0           0          0
-------------------------------------------------------------
Other accounts       27     469.3          10    2,017.7
-------------------------------------------------------------

     SECURITIES OWNERSHIP

     Ownership of Fund securities is currently limited to insurance company separate accounts. As of December 31, 2004, no portfolio manager was the beneficial owner of shares of a Fund that he managed.

                                       36

                                 CONTROL PERSONS

     As of March 31, 2005, shares of the Portfolios were held by AGI and the
Variable Accounts of the following insurance companies, with the figures beneath each Portfolio representing that company's holdings as a percentage of each
Portfolio's total outstanding shares.

                                       37

            PORTFOLIO SHAREHOLDERS OF RECORD AS OF MARCH 31, 2005(1)

------------------------------------------------------------------------------------------------------------------------------------
                               DIVIDEND                   GLOBAL
        SHAREHOLDERS             VALUE     RENAISSANCE    EQUITY      EQUITY      SMALL CAP      MANAGED      MID CAP     BALANCED
------------------------------------------------------------------------------------------------------------------------------------

Provident Mutual Life                                                 21.18%        4.33%         4.71%
Insurance Company  &                                                231.443.42   368,894.61    417,526.79
Providentmutual Life and                                              shares       shares        shares
Annuity Company of America
1600 Market St.
Philadelphia, PA 19103
------------------------------------------------------------------------------------------------------------------------------------
AEGON Insurance Group                                                               1.16%         0.86%
400 West Market St.                                                               98,978.68     75,828.93
Louisville, KY 40202                                                               shares        shares
------------------------------------------------------------------------------------------------------------------------------------
Connecticut General Life                                               0.04%        0.46%         0.01%
Insurance Company & CIGNA                                             465.48      38,829.44     1,132.08
Life Insurance Company                                                shares       shares        shares
350 Church Street
MLW 1, 12th Flr.
Hartford, CT 06103-1106
------------------------------------------------------------------------------------------------------------------------------------
American Enterprise Life                                               4.03%        1.19%         1.72%
Insurance Company and                                                44,044.03   101,742.63    152,554.88
American Centurion Life                                               shares       shares        shares
Insurance Company
80 South Eighth Street,
Minneapolis, MN 55402
------------------------------------------------------------------------------------------------------------------------------------
Great-West Life & Annuity                                                                                      4.56%
Insurance Company                                                                                            31,135.28
8515 East Orchard Road                                                                                        shares
Greenwood Village, CO 80111
------------------------------------------------------------------------------------------------------------------------------------
IL Annuity and Insurance                                                            1.88%         3.33%
Company 2960 North                                                               160,321.35    294,630.66
Meridian Street,                                                                   shares        shares
Indianapolis, IN 46208
------------------------------------------------------------------------------------------------------------------------------------
PRUCO Life Insurance                                                               43.25%        57.97%
Company of New Jersey                                                           3,687,763.25  5,134,257.15
and PRUCO Life Insurance                                                           shares        shares
Company 751 Broad Street,
Newark, NJ 07102
------------------------------------------------------------------------------------------------------------------------------------
Transamerica Life Companies                                                         4.96%         2.96%
Transamerica Center 1150                                                         423,328.47    262,241.50
Olive Street, Los Angeles,                                                          shares        shares
CA 90015
------------------------------------------------------------------------------------------------------------------------------------

                                       38

------------------------------------------------------------------------------------------------------------------------------------
                               DIVIDEND                   GLOBAL
        SHAREHOLDERS             VALUE     RENAISSANCE    EQUITY      EQUITY      SMALL CAP      MANAGED      MID CAP     BALANCED
------------------------------------------------------------------------------------------------------------------------------------

ReliaStar Life Insurance                                  47.82%      38.22%       26.20%        11.44%
Company                                                 819,759.71  417,708.86  2,234,063.85  1,013,232.83
20 Washington Avenue                                      shares      shares       shares        shares
South, Route 1237,
Minneapolis, MN 55401
------------------------------------------------------------------------------------------------------------------------------------
Allianz Global Investors        100.00%
of America L.P. ("AGI")       113,785.47
840 Newport Center Drive,       shares
Newport Beach, CA 92660
------------------------------------------------------------------------------------------------------------------------------------
Sun Life of Canada (U.S.)                                             14.85%        1.36%         0.47%       95.44%
Copley Place, Suite 200,                                            162,214.55   116,075.61     41,386.15   651,078.64
Boston, MA 02117                                                      shares       shares        shares       shares
------------------------------------------------------------------------------------------------------------------------------------
Lincoln Life Insurance                                    52.18%                    4.40%         7.30%
Company                                                 894,598.27               374,800.03    646,168.28
1300 South Clinton Street                                 shares                   shares        shares
Fort Wayne, IN 46802
------------------------------------------------------------------------------------------------------------------------------------
Lincoln Benefit Life Company                 13.46%                   18.12%       10.37%         0.57%                    99.97%
206 South 13th Street, Suite               398,313.48               198,026.06   884,022.93     50,656.56               2,928,828.41
100, Lincoln, NE 68508                       shares                   shares       shares        shares                    shares
------------------------------------------------------------------------------------------------------------------------------------
Allstate Life Insurance                                                             0.01%                                   0.03%
Company                                                                            536.11                                  890.50
3100 Sanders Road                                                                  shares                                  shares
Northbrook, IL 60062
------------------------------------------------------------------------------------------------------------------------------------
AGA Series Trust                                                                                  5.66%
American General Annuity                                                                       500,871.51
Insurance Company                                                                                shares
2929 Allen Parkway
Houston, TX 77019
------------------------------------------------------------------------------------------------------------------------------------
AXA Financial Inc.                           64.96%                    3.56%        0.43%         3.00%
1290 Avenue of the Americas               1,922,851.91               38,907.90    36,768.21    265,583.47
New York, NY 10105                           shares                   shares       shares        shares
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Life
Insurance Company                            21.65%
1300 Merrill Lynch Drive                   561,807.79
Pennington, NJ 08534                         shares
------------------------------------------------------------------------------------------------------------------------------------
Midland National                              0.04%                                 0.00%
4601 Westown Parkway,                       1,062.84                                7.18
Suite 300                                    shares                                shares
West Des Moines, IA
50266-1071
------------------------------------------------------------------------------------------------------------------------------------

(1)  This chart lists all Variable Account shareholders of record of the
     Portfolios as of December 31, 2004, and all holdings of shares of the
     Portfolios by AGI. To the best knowledge of the Fund, no Contractowner held units equivalent to 5% or more of the shares of any Portfolio of the Fund as of December 31, 2004.

                                       39

                    INVESTMENT MANAGEMENT AND OTHER SERVICES

     THE INVESTMENT ADVISER. OpCap Advisors acts as investment adviser to the
Portfolios of the Fund. Oppenheimer Capital acts as sub-adviser to the Balanced,
Equity, Global Equity, Mid Cap, Renaissance and Small Cap Portfolios and a
portion of the Managed Portfolio. PEA Capital acts as sub-adviser to the Large
Cap Growth and Small Cap Growth Portfolios. NFJ acts as sub-adviser to the
Dividend Value Portfolio. PIMCO acts as sub-adviser for a portion of the Managed
Portfolio.

     OpCap Advisors is a wholly-owned subsidiary of Oppenheimer Capital LLC.
OpCap Advisors is a Delaware limited liability company. The mailing address of
OpCap Advisors is 1345 Avenue of the Americas, New York, New York 10105.
Oppenheimer Capital and PEA Capital are wholly-owned by Allianz Global Investors
NY Holdings LLC, a wholly-owned subsidiary of Allianz Global Investors U.S.
Equities LLC ("AGI U.S. Equities"). AGI U.S. is a direct subsidiary of AGI.
Oppenheimer Capital is a Delaware limited liability company. The mailing address of Oppenheimer Capital is 1345 Avenue of the Americas, New York, New York 10105.
PEA Capital is a Delaware limited liability company. The mailing address of PEA
Capital is 1345 Avenue of the Americas, New York, NY 10105. NFJ is a Delaware
limited partnership. NFJ is majority-owned by AGI U.S. Equities. The mailing address of NFJ is 2121 San Jacinto, Suite 1840, Dallas, Texas 75201. PIMCO, a
California limited liability company, is majority-owned by AGI. The mailing address of PIMCO is 840 Newport Center Drive, Newport Beach, CA 92660.

     AGI was organized as a limited partnership under Delaware law in 1987.
AGI's sole general partner is Allianz-Paclife Partners LLC. Allianz-Paclife
Partners LLC is a Delaware limited liability company with three members, ADAM
U.S. Holding LLC, a Delaware limited liability company, Pacific Asset Management
LLC, a Delaware limited liability company, and Pacific Life Insurance Company
("Pacific Life"), a California stock life insurance company. Pacific Asset
Management LLC is a wholly-owned subsidiary of Pacific Life, which is a wholly-owned subsidiary of Pacific Mutual Holding Company. Pacific Life also owns an indirect minority equity interest in AGI. The sole member of ADAM U.S.
Holding LLC is Allianz Global Investors of America LLC. Allianz Global Investors
of America LLC has two members, Allianz of America, Inc. ("Allianz of America"), a Delaware corporation which owns a 99.9% non-managing interest, and Allianz
Global Investors of America Holding, Inc., a Delaware corporation which owns a
0.01% managing interest. Allianz of America is a wholly-owned subsidiary of
Allianz Aktiengesellschaft ("Allianz AG"). Allianz Global Investors of America
Holding Inc. is a wholly-owned subsidiary of Allianz Global Investors GmbH, which is a wholly-owned subsidiary of Allianz AG. Allianz AG indirectly holds a controlling interest in AGI. Allianz AG is a European-based, multinational insurance and financial services holding company. Allianz AG's address is
Koeniginstrasse 28, D-80802, Munich, Germany. Pacific Life's address is 700
Newport Center Drive, Newport Beach, California 92660. AGI's address is 888 San
Clemente Drive, Suite 100, Newport Beach, California, 92660.

     The general partner of AGI has substantially delegated its management and control of AGI to an Executive Committee. The Executive Committee of AGI is
comprised of William S. Thompson, Jr. and David C. Flattum.

     THE ADVISORY AGREEMENT. OpCap Advisors provides investment advisory and management services to the Fund pursuant to an Advisory Agreement dated November
5, 1997. The Advisory Agreement was amended to limit the total operating expenses of the Renaissance, Small Cap, Equity, Managed, Balanced, Mid Cap,
Dividend Value, Large Cap Growth and Small Cap Growth Portfolios to 1.00% (net
of any expense offsets) of their respective average daily net assets and that the Adviser will limit total operating expenses of the Global Equity Portfolio to 1.25% (net of any expense offsets) of its average daily net assets. This reduction of annual portfolio operating expenses is guaranteed by the Adviser through December 31, 2015.

     Oppenheimer Capital provides investment advisory and management services to the Balanced, Equity, Global Equity, Mid Cap, Renaissance, Small Cap Portfolios
and a portion of the Managed Portfolio pursuant to a Sub-Advisory Agreement with
OpCap Advisors dated February 8, 2005. PEA Capital provides investment advisory and management services to the Large Cap Growth and Small Cap Growth Portfolios
pursuant to a Sub-Advisory Agreement with OpCap Advisors dated March 1, 2000 as amended. NFJ Investment Group L.P. ("NFJ") provides investment advisory and management services to the Dividend Value Portfolio pursuant to a Sub-Advisory
Agreement with OpCap Advisors dated April 1, 2003. PIMCO provides similar services to a portion of the Managed Portfolio pursuant to a Sub-Advisory
Agreement with OpCap Advisors dated March 1, 2000.

     Under the Advisory Agreement and Sub-Advisory Agreements, each adviser is required to: (i) regularly provide investment advice and recommendations to each
Portfolio of the Fund with respect to its investments, investment policies and the purchase and sale of securities; (ii) supervise continuously and determine the securities to be purchased or sold by the Fund and the portion, if any, of the assets of each Portfolio of the Fund to be held uninvested; and (iii)
arrange for the purchase of securities and other investments by each Portfolio it manages and the sale of securities and other investments held by the
Portfolio.

     The Advisory Agreement also requires the Investment Adviser to provide administrative services for the Fund, including (1) coordination of the functions of accountants, counsel and other parties performing services for the
Fund and (2) preparation and filing of reports required by federal securities laws, shareholder reports and proxy materials.

     Expenses not expressly assumed by OpCap Advisors under the Advisory
Agreement or by the Distributor are paid by the Fund. The Advisory Agreement lists examples of expenses paid by the Fund, of which the major categories relate to taxes, fees to non-interested trustees, legal and audit expenses, custodian and transfer agent expenses, stock issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation.

Basis for Approval of the Advisory/Sub-Advisory Agreements

                                       41

     In determining to approve the Advisory Agreement and the Sub-Advisory
Agreements, the Trustees met with the relevant investment advisory personnel from the Investment Adviser and considered information relating to personnel providing services under the applicable agreement and were represented by experienced independent counsel. The information considered included the education and experience of the personnel providing services, including the education and experience of the investment professionals expected to be on the team of investment professionals managing each Portfolio. The Trustees also took into account the time and attention that had been devoted by senior management to the Portfolios and the other funds in the complex. The Trustees evaluated the level of skill required to manage the Portfolios and concluded that the human resources devoted by the Adviser and Sub-Advisers to the Portfolios were appropriate to fulfill effectively the duties of the Adviser and Sub-Adviser under the applicable agreement. The Trustees also considered the business reputation of the Adviser and Sub-Advisers since their inception, their significant financial resources, the Investment Adviser's and Sub-Advisers'
experience in managing the Portfolios, including the Investment Adviser's assets under management of approximately $564.8 billion as of December 31, 2004, and their professional liability insurance coverage and concluded that they would be able to meet any reasonably foreseeable obligations under the applicable agreement.

     The Trustees received information concerning the investment philosophy and investment process applied by the Investment Adviser and Sub-Advisers in managing the Portfolios, as described in the Prospectus. In this connection, the
Trustees considered the Investment Adviser's and Sub-Advisers' in-house research capabilities, including its ongoing forecasting of industry, sector and overall market movements, interest rates and the development of its ongoing outlook on the global economy, as well as other resources available to the Investment
Adviser's and Sub-Advisers' personnel, including research services available to the Investment Adviser and Sub-Advisers as a result of securities transactions effected for the Portfolios and other investment advisory clients. The Trustees concluded that the Investment Adviser's and Sub-Advisers' investment process, research capabilities and philosophy were suited to the Portfolios.

     The Trustees considered the scope of the services provided by the
Investment Adviser and Sub-Advisers to the Portfolios under the Advisory
Agreement and Sub-Advisory Agreements, respectively, relative to services provided by third parties to other mutual funds. The Trustees noted that the
Investment Adviser's and Sub-advisers' required standard of care was comparable to that found in most mutual fund investment advisory agreements. The Trustees also considered the tools and procedures used to assure each Portfolio's compliance with applicable regulations and policies including the appointment of a Chief Compliance Officer and the adoption of enhanced compliance policies and procedures. The Trustees apprised themselves and took account of claims made by regulators and others against affiliated of the Investment Adviser and the steps taken to address those claims. The Trustees concluded that the scope of the
Investment Adviser's and Sub-Advisers' services to the Portfolios, as described above, was consistent with the Portfolios' operational requirements, including, in addition to its investment objective, compliance with each Portfolio's investment restrictions, tax and reporting requirements and related shareholder services.

                                       42

     The Trustees also evaluated the procedures of the Investment Adviser and
Sub-Adviser designed to fulfill their fiduciary duty to the Portfolios with respect to possible conflicts of interest, including their codes of ethics
(regulating the personal trading of their officers and employees), the procedures by which the Investment Adviser and Sub-Advisers allocate trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of the Investment
Adviser and Sub-Advisers in these matters. The Trustees also received information concerning standards of the Investment Adviser and Sub-Advisers with respect to the execution of portfolio transactions. The information considered by the Trustees included information regarding the Investment Adviser and the
Sub-Advisers, their personnel, policies and practices included in each of their respective Form ADVs.

     The Trustees considered the quality of the services provided by the
Investment Adviser and Sub-Advisers to the Portfolios. In approving the agreements, the Trustees also gave substantial consideration to the advisory fees charged by the Investment Advisor. Specifically, the Trustees considered the advisory fees charged under other investment advisory contracts, such as contracts between other investment advisors to other investment companies in the peer groups of the Portfolios and contracts between the Investment Adviser and
Sub-Advisers with other accounts managed in strategies similar to those of the
Portfolios. The Trustees considered that the Portfolios' expense ratios fell within the median of funds in their peer groups and that certain of the other accounts managed by the Investment Adviser and the Sub-Advisers paid a lesser fee than the Portfolios on a gross basis. In that connection, the Trustees considered that for those accounts that are not registered investment companies or that are sub-advised registered investment companies sponsored by other investment advisers, the Investment Adviser and Sub-Advisers do not devote the same level of services to manage and administer those assets. The Trustees also took into account so-called "fallout benefits" to the Investment Adviser and
Sub-Advisers such as reputational value derived from serving as investment adviser and sub-adviser, respectively, to the Portfolios and the fact that the
Investment Adviser and Sub-Advisers will receive services from brokers who execute portfolio transactions for the Trust.

     For the fiscal year ended December 31, 2002, total advisory fees accrued or paid by the Equity, Renaissance, Managed, Small Cap, Global Equity and Mid Cap
Portfolios were $448,552, $3,320, $3,846,905, $1,868,638, $217,271 and $108,585,
respectively, of which $3,320 and $23,145 was waived by the Investment Adviser with respect to the Renaissance and Mid Cap Portfolios. The advisory fees and waiver for the Renaissance Portfolio represents the period July 10, 2002
(commencement of operations) through December 31, 2002. For the fiscal year ended December 31, 2003, total advisory fees accrued or paid by the Equity,
Renaissance, Managed, Small Cap, Global Equity, Mid Cap and Dividend Value
Portfolios were $290,661, $31,274, $3,089,269, $1,564,950, $187,687, $83,017 and
$4,305, respectively, of which $24,695, $4,100, $25,666 and $4,305 was waived by the Investment Adviser with respect to the Renaissance, Global Equity, Mid Cap and Dividend Value Portfolios. The advisory fees and waivers for the Dividend
Value Portfolios represent the period July 1, 2003 (commencement of operations)
through December 31, 2003. For the fiscal year ended December 31, 2004, total advisory fees accrued or paid by the Equity, Balanced, Renaissance, Managed,
Small Cap, Global Equity, Mid Cap, and Dividend Value Portfolios were $308,165,
$232,644, $253,050,

                                       43

$3,130,311, $2,068,933, $209,161, $86,582 and $9,961, respectively, of which
$8,472, $108,707, $11,595, $30,043 and $9,961, was waived by the Investment
Adviser with respect to the Equity, Balanced, Renaissance, Mid Cap and Dividend
Value Portfolios, respectively.

     The advisory fee for the Equity, Global Equity, Managed, Small Cap, Mid
Cap, Balanced, Renaissance, Large Cap Growth, Small Cap Growth and Dividend
Value Portfolios is at the annual rate of 0.80% of the first $400 million of average daily net assets, 0.75% on the next $400 million of average daily net assets and 0.70% of average daily net assets in excess of $800 million. OpCap
Advisors pays PIMCO a fee equal to 0.25% of the average daily value of the net assets of the portion of the Managed Portfolio managed by PIMCO on an annual basis. OpCap Advisors will pay PEA Capital fees at the annual rate of 0.40% of the first $400 million of average net assets, 0.375% on the next $400 million of average net assets and 0.35% of assets in excess of $800 million with respect to the Large Cap Growth and Small Cap Growth Portfolios for investment advisory services PEA Capital renders to those Portfolios. OpCap Advisors also pays NFJ fees at the annual rate of 0.40% of the first $400 million of average net assets, 0.375% on the next $400 million of average net assets and 0.35% of assets in excess of $800 million with respect to the Dividend Value Portfolio.

     For the fiscal years ended December 31, 2004, December 31, 2003 and
December 2002, OpCap Advisors paid PEA Capital $126,525, $15,637 and $1,660, respectively, in portfolio management fees for the Renaissance Portfolio. For the fiscal years ended December 31, 2004, December 31, 2003 and December 31,
2002, OpCap Advisors paid PIMCO $260,857, $246,903 and $230,061, respectively, in portfolio management fees for the Managed Portfolio. For the fiscal years ended December 31, 2004 and December 31, 2003, OpCap Advisors paid NFJ $4,980 and $2,153, respectively, in portfolio management fees for the Dividend Value
Portfolio.

     The Advisory Agreement and each Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, the Investment Adviser or Sub-Adviser, as applicable is not liable for any act or omission in the course of, or in connection with, the rendition of services thereunder. The Advisory Agreement and each Sub-Advisory Agreement permits the Investment Adviser and each sub-adviser to act as investment adviser for any other person, firm, or corporation.

     PORTFOLIO TRANSACTIONS. Portfolio decisions are based upon recommendations of the Investment Adviser, the Sub-Advisers and the judgment of the portfolio managers. The Portfolios will pay brokerage commissions on transactions in listed options and equity securities. Prices of securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices. The Fund seeks to obtain prompt execution of orders at the most favorable net price. Transactions may be directed to dealers that provide brokerage and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to the Fund and/or other accounts of the Investment Adviser and the sub-advisers;
information received in connection with directed orders of other accounts managed by the

                                       44

Investment Adviser, the sub-advisers or their affiliates may or may not be useful to the Fund. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Investment Adviser, the sub-advisers, to make available additional views for consideration and comparison, and to enable the
Investment Adviser and each sub-adviser to obtain market information for the valuation of securities held by the Fund. For the year ended December 31, 2004, the aggregate dollar amount of any brokerage commissions paid by the Fund was
$1,800,915. For the year ended December 31, 2003, the aggregate dollar amount of any brokerage commissions paid by the Fund was $1,745,519. For the year ended
December 31, 2002, the aggregate dollar amount of any brokerage commissions paid by the Fund was $1,801,026.

     The Investment Adviser and the Sub-Advisers currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or Investment Adviser to others. It is the practice of the Investment Adviser and each Sub-Adviser to cause purchase or sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for managing the Portfolios of the Fund and other client accounts.
When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the
Investment Adviser, a Sub-Adviser or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker ("free trades") usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the Fund is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the Fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price.

     Each Sub-Adviser places orders for the purchase and sale of portfolio investments for the Portfolios with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the
Portfolios of the Fund, the Sub-adviser will seek the best price and execution of the Fund's orders. In doing so, the Fund may pay higher commission rates than the lowest available when the Sub-adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-adviser receives research services from many broker-

                                       45

dealers with which the Sub-adviser places the Fund's portfolio transactions. The
Sub-adviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the sub-adviser in advising various of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because the Sub-adviser and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, the
Sub-adviser may cause the Fund to pay a broker-dealer which provides "brokerage and research services" (as defined in the Act) to the Sub-adviser an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

     As noted above, the Sub-adviser may purchase new issues of securities for the Fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Sub-adviser with research in addition to selling the securities (at the fixed public offering price) to the
Fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Fund, other Sub-Advisers clients, and the Sub-adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions.
However, the NASD has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

     The Investment Adviser and the Sub-Advisers (the "Advisers") are indirect subsidiaries of AGI, the owner of a number of asset managers in the U.S., which in turn is indirectly owned by Allianz AG, a diversified, global financial institution. Through this ownership structure and through other entities owned by the Advisers' direct and indirect owners, the Advisers have various financial industry affiliations. As a result of the Advisers' investment management activities and the investment management and other business activities of the
Advisers' affiliates in the financial markets, the Advisers may, from time to time, be precluded under applicable law from buying a particular security for a
Portfolio or selling all or a portion of a security position held in a
Portfolio. While the Advisers believe that the inability to buy or sell a particular security is unlikely to occur, it could have a detrimental effect on a Portfolio.

     DISCLOSURE OF PORTFOLIO HOLDINGS. The Board of Trustees has adopted, on behalf of the Portfolios, policies and procedures relating to disclosure of each
Portfolio's portfolio securities. These policies and procedures are designed to protect the confidentiality of each

                                       46

Portfolio's portfolio holdings information and to prevent the selective disclosure of such information.

     A complete schedule of each Portfolio's portfolio holdings, as reported on a fiscal quarter-end basis, is available to anyone requesting such information via a toll-free telephone number.

     For each Portfolio, the schedule will consist of the following information about each security held by a Portfolio:

          o    Name of issuer.

          o    Security type and/or industry classification.

          o    Coupon and maturity date (if applicable).

          o    Aggregate par value, number of shares or number of contracts held.

          o    Aggregate market value.

          o    Whether the security is restricted and/or a Rule 144A security.

          o    Whether security is non-income producing.

          o    Whether security was "fair valued" at quarter-end.

          The schedule will also provide the Fund's total net assets.

     The information will be transmitted approximately sixty (60) days after the relevant quarter-end and will remain accessible upon request until the following quarter's schedule is transmitted; provided, however, that the information will not be transmitted until it is first filed on the SEC's EDGAR system. If a
Portfolio's portfolio holdings information is disclosed to the public (either through a filing on the SEC's EDGAR website or otherwise) before the regularly scheduled disclosure date, the Fund may promptly make such information available via a toll-free telephone number to anyone requesting such information.
Portfolio holdings may not be disclosed to unaffiliated third parties prior to their being filed on the SEC's EDGAR system unless such disclosure is consistent with the prior sentence or the conditions discussed below.

     Disclosure of a Portfolio's portfolio holdings information that is not publicly available ("Confidential Portfolio Information") may be made to the
Adviser or a Sub-Adviser (together, the "Investment Managers"), to the
Portfolio's principal underwriter or to AGI and those of its subsidiaries who provide services to the Portfolio. In addition, the Investment Managers may distribute (or authorize the relevant Portfolio's custodian or principal underwriter to distribute) Confidential Portfolio Information to the relevant
Portfolio's service providers that require access to such information in order to fulfill their contractual duties with respect to the Portfolio and to facilitate the review of a Portfolio by certain mutual fund analysts and ratings agencies; provided that such disclosure is limited to the information that the
Investment Managers believe is reasonably necessary in connection with the services to be provided.

     Before any disclosure of Confidential Portfolio Information to unaffiliated third parties is permitted, however, the Investment Manager's Chief Compliance
Officer (or persons

                                       47

designated by the Investment Manager's Chief Compliance Officer) must determine that, under the circumstances, disclosure is in or not opposed to the best interests of the relevant Portfolio's shareholders. Furthermore, the unaffiliated recipient of Confidential Portfolio Information must be subject to a written confidentiality agreement. The Investment Managers may not receive any compensation or other consideration for disclosing the Confidential Portfolio
Information.

     Exceptions to these procedures may be made with the approval of the Fund's
Chief Executive Officer and Chief Compliance Officer if the recipients are subject to a confidentiality agreement. All exceptions must be reported to the
Board of Trustees. The Investment Managers shall have primary responsibility for ensuring that a Portfolio's portfolio holdings information is only disclosed in accordance with these policies. As part of this responsibility, the Investment
Managers must maintain such internal informational barriers as they believe are reasonably necessary for preventing the unauthorized disclosure of Confidential
Portfolio Information. The Fund's Chief Compliance Officer shall confirm at least annually that the Investment Managers' procedures and/or processes are reasonably designed to comply with these policies regarding the disclosure of portfolio holdings.

     Other registered investment companies that are sub-advised by any of the
Fund's Sub-Advisers may have different portfolio holdings disclosure policies, and neither OpCap Advisors nor the Fund's Board of Trustees exercises control over such policies. In addition, separate account clients of the Sub-Advisers have access to their portfolio holdings and are not subject to the Fund's portfolio holdings disclosure policies. Some of the funds that are sub-advised by the Sub-Advisers and some of the separate accounts managed by them have substantially similar or identical investment objectives and strategies to the
Portfolios, and therefore potentially substantially similar, and in certain cases nearly identical portfolio holdings, as such Portfolios.

     Neither the Fund nor OpCap Advisors nor any of the Sub-Advisers will receive any compensation or other consideration in connection with its disclosure of Fund portfolio holdings.

     PROXY VOTING POLICIES. The Board of Trustees has delegated to the Adviser, and the Adviser has in turn delegated to the Sub-Advisers, responsibility for voting any proxies relating to portfolio securities held by a Portfolio in accordance with the Sub-Adviser's proxy voting policies and procedures. Copies of the proxy voting policies and procedures to be followed by the Trust, the
Adviser and the Sub-Advisers on behalf of the Portfolios, including procedures to be used when a vote represents a conflict of interest, are attached hereto as
Appendix A ("Proxy Voting Policies"). Proxy voting responsibilities are delegated as follows: (i) responsibility for the voting of proxies with respect to voting securities held by the fixed income portion of the Managed Portfolio be and it hereby is delegated to PIMCO (ii) responsibility for the voting of proxies with respect to voting securities held by the Dividend Value Portfolio be and it hereby is delegated to NFJ; (iii) responsibility for the voting of proxies with respect to voting securities held by the Large and Small Cap Growth
Portfolios be and it hereby is delegated to PEA Capital; and (iv) responsibility for the voting of proxies with respect to voting securities held by

                                       48

the domestic portion of the Global Equity Portfolio, the equity portion of the
Managed Portfolio and the Balanced, Equity, Mid Cap, Renaissance and Small Cap
Portfolios be and it hereby is delegated to Oppenheimer Capital.

     Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-700-8258, or on the Commission's website at http://www.sec.gov.

     CODES OF ETHICS. Each employee, officer and trustee of the Fund, OpCap
Advisors, Oppenheimer Capital, PEA Capital, NFJ, PIMCO and the Distributor is
subject to a Code of Ethics which has been adopted by such entity to comply with the provisions of Rule 17j-1 under the 1940 Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to certain personal securities transactions.

                        DETERMINATION OF NET ASSET VALUE

     Shares of the Portfolios of the Fund are sold in a continuous offering to variable accounts of participating life insurance companies to support their variable annuity and variable life insurance contracts ("Variable Contracts").
Net purchase payments under the Variable Contracts are placed in one or more subaccounts of the participating life insurance company's variable account, and the assets of each such subaccount are invested in the shares of the Portfolio corresponding to that subaccount. The variable accounts purchase and redeem shares of the Portfolios for their subaccounts at net asset value without sales or redemption charges.

     The net asset value per share of each of the Portfolios of the Fund is determined each day the New York Stock Exchange (the "NYSE") is open, at the close of the regular trading session of the NYSE that day, by dividing the value of the Portfolio's net assets by the number of shares outstanding. The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good
Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas
Day. It may also close on other days. Participating life insurance company variable accounts purchase and redeem shares of each Portfolio at the
Portfolio's net asset value per share determined after receipt of the order for purchase or redemption.

     Securities listed on a national securities exchange or designated national market system securities are valued at the last reported sale price on that day, or, if there has been no sale on such day or on the previous day on which the
Exchange was open (if a week has not elapsed between such days), then the value of such security is taken to be the reported bid price at the time as of which the value is being ascertained. Securities actively traded on Nasdaq are valued at the Nasdaq Official Closing Price (the "NOCP", generally 5:15 p.m. Eastern
Standard Time). Securities actively traded in an over-the-counter market but not designated as national market

                                       49

system securities are valued at the last quoted bid price. Any securities or other assets for which current market quotations are not readily available or may be unreliable because of events occurring after the close of trading are valued at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the
Fund's Board of Trustees. The value of a foreign security is determined in its national currency and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect on the date of valuation.

     The Fund's Board of Trustees has approved the use of nationally recognized bond pricing services for the valuation of each Portfolio's debt securities. The service selected by the Investment Adviser creates and maintains price matrices of U.S. government and other securities from which individual holdings are valued shortly after the close of business each trading day. Debt securities not covered by the pricing service are valued based upon bid prices obtained from dealers who maintain an active market therein or, if no readily available market quotations are available from dealers, such securities (including restricted securities and OTC options) are valued at fair value under the Board of
Trustees' procedures. Short-term (having a remaining maturity of more than 60 days) debt securities are valued on a "marked-to-market" basis, that is, at prices based upon market quotations for securities of similar type, yield, quality and maturity. Short-term (having a maturity of 60 days or less) debt securities are valued at amortized cost or value.

     Puts and calls are valued at the last sales price therefor or, if there are no transactions, at the last reported sales price that is within the spread between the closing bid and asked prices on the valuation date. Futures are valued based on their daily settlement value. When a Portfolio writes a call, an amount equal to the premium received is included in the Portfolio's Statement of
Assets and Liabilities as an asset, and an equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the call. If a call written by a Portfolio is exercised, the proceeds on the sale of the underlying securities are increased by the premium received. If a call or put written by a Portfolio expires on its stipulated expiration date the Portfolio will realize a gain equal to the amount of the premium received. If a Portfolio enters into a closing transaction, it will realize a gain or loss depending on whether the premium was more or less than the transaction costs, without regard to unrealized appreciation or depreciation on the underlying securities. If a put held by a Portfolio is exercised by it, the amount the Portfolio receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Portfolio.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The dividend policies of the Portfolios are discussed in the Prospectus. In computing interest income, these Portfolios will accrete any discount or amortize any premium resulting from the purchase of debt securities except for mortgage or other receivables-backed obligations subject to monthly payment of principal and interest.

     CAPITAL GAINS AND LOSSES. Gains or losses on the sales of securities by the
Fund will be long-term capital gains or losses if the securities have been held by the Fund for more than twelve months, regardless of how long you have held your shares. Gains or losses on the sale of

                                       50

securities held for twelve months or less will be short-term capital gains or losses.

     SOURCES OF GROSS INCOME. To qualify for treatment as a regulated investment company, a Portfolio must, among other things, derive its income from certain sources. Specifically, in each taxable year, a Portfolio must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities or currencies.

     DIVERSIFICATION OF ASSETS. To qualify for treatment as a regulated investment company, a Portfolio must also satisfy certain requirements with respect to the diversification of its assets: A Portfolio must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities which in respect of any one issuer, do not represent more than 5% of the value of the assets of the Portfolio nor more than 10% of the voting securities of that
Portfolio's assets may be invested in securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses. For purposes of a Portfolio's requirements to maintain diversification for tax purposes, the issuer of a loan participation will generally be the underlying borrower. However, in cases where the Portfolio does not have recourse directly against the borrower, both the borrower and each agent bank and co-lender interposed between the Portfolio and the borrower will be deemed issuers of the loan participation for tax diversification purposes. A
Portfolio's investments in U.S. government securities are not subject to these limitations. The foregoing diversification requirements are in addition to those imposed by the 1940 Act.

     Because the Fund is established as an investment medium for variable annuity contracts and variable life insurance contracts, Section 817(h) of the
Code imposes additional diversification requirements on each Portfolio. These requirements generally are that no more than 55% of the value of the assets of a
Portfolio may be represented by any one investment; no more than 70% by any two investments; not more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each U.S. government agency or instrumentality is treated as a separate issuer.

                              FINANCIAL STATEMENTS

     The financial statements for the fiscal year ended December 31, 2004 are incorporated herein by reference to the Portfolios' Annual Reports dated
December 31, 2004.

                                       51

                             ADDITIONAL INFORMATION

     DESCRIPTION OF THE TRUST. The Fund was formed under the laws of
Massachusetts as a business trust on May 12, 1994 under the name Quest for Value
Asset Builder Trust and is an open-end, diversified management investment company. The name of the Fund was changed to Quest for Value Accumulation Trust, then to OCC Accumulation Trust and then to PIMCO Advisors VIT. Most recently, on
May 1, 2005, the name of the Fund was changed to Premier VIT. It is not contemplated that share certificates will be issued or regular annual meetings of the shareholders will be held. The Fund will provide without charge to any shareholder, upon request to the Secretary at the Fund's principal office, (a) a full statement of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the shares of beneficial interest of each series which the Fund is authorized to issue, (b)
the differences in the relative rights and preferences between the shares of each series to the extent they have been set, and (c) the authority of the Board of Trustees to set the reliable rights and preferences of subsequent series.
Shareholders have the right, upon the declaration in writing or vote of a majority of the outstanding shares of the Fund, to remove a Trustee. The
Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon written request of the record holders (for at least six months) of 10% of its outstanding shares. In addition, 10 shareholders holding the lesser of
$25,000 or 1% of the Fund's outstanding shares may advise the Trustees in writing that they wish to communicate with other shareholders for the purpose of requesting a meeting to remove a Trustee. The Trustees will then either give the applicants access to the Fund's shareholder list or mail the applicants'
communication to all other shareholders at the applicants' expense.

     The Declaration of Trust contains an express disclaimer of shareholder liability for the Fund's obligations, and provides that the Fund shall indemnify any shareholder who is held personally liable for the obligations of the Fund.
It also provides that the Fund shall assume, upon request, the defense of any claim made against any shareholder for any act or obligation of the Fund and shall satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a trust (such as the Fund) to be held personally liable as a partner under certain circumstances, the risk of a shareholder incurring any financial loss on account of shareholder liability is limited to the relatively remote circumstance in which the Fund itself would be unable to meet the obligations described above.

     POSSIBLE ADDITIONAL PORTFOLIO SERIES. If additional Portfolios are created by the Board of Trustees, shares of each such Portfolio will be entitled to vote as a class only to the extent permitted by the 1940 Act (see below) or as permitted by the Board of Trustees. Income and operating expenses would be allocated fairly among two or more Portfolios by the Board of Trustees.

     Under Rule 18f-2 of the 1940 Act, any matter required to be submitted to a vote of shareholders of any investment company which has two or more series outstanding is not

                                       52

deemed to have been effectively acted upon unless approved by the holders of a
"majority" (as defined in that Rule) of the voting securities of each series affected by the matter. Such separate voting requirements do not apply to the election of trustees or the ratification of the selection of independent accountants. The Rule contains special provisions for cases in which an advisory agreement is approved by one or more, but not all, series. A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

     DISTRIBUTION AGREEMENT. Under the Distribution Agreement between the Fund and OCC Distributors (the "Distributor"), the Distributor acts as the Fund's agent in the continuous public offering of each Portfolio's shares. Expenses normally attributed to sales, including advertising and the cost of printing and mailing prospectuses other than those furnished to existing shareholders, are borne by the Distributor.

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP,
300 Madison Avenue, New York, New York 10017 serves as independent registered public accounting firm of the Fund. Their services include auditing the annual financial statements of each Portfolio as well as other related services.

     DESCRIPTION OF BENCHMARKS. The Portfolios provide total returns for certain periods compared to a broad measure of market performance, which include but are not limited to, recognized indices such as the S&P 500 Index, S&P Mid Cap Index, the Wilshire 750 Mid Cap Index, the Russell Mid Cap Index, Dow Jones Industrial
Average, Consumer Price Index, EAFE Index, Russell 2000 Index, the Morgan
Stanley Capital International (MSCI) World Index, the Lehman Brothers US
Government Bond Index and the Merrill Lynch Corporate Bond Master Index. The S&P
500 Stock Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. stock market as a whole. The NASDAQ-100 Index includes 100 of the largest domestic and international non-financial companies listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain financial companies including investment companies. The Wilshire 750 MidCap Index measures large stocks. This index is a subset of the Wilshire 5000. It represents a market capitalization-weighted portfolio of the largest 750 stocks in the Wilshire 5000 at June 30 of each year. The Russell 2000 Value Index is an unmanaged index that measures performance of certain securities found in the Russell universe with low price-to-book and earnings ratio. The Russell MidCap Value Index is an unmanaged index that measures the performance of the securities found in the
Russell Midcap universe, with lower price-to-book ratios and lower forecasted growth values. The MSCI World Index is an unmanaged market
capitalization-weighted equity index which monitors the performance of stocks from around the world. The Lehman Brothers Government Bond Index is made up of the Treasury Bond Index and the Agency Bond Index as well as the 1-3 Year
Government Index and the 20+ Year Treasury Index. The Merrill Lynch Corporate
Master Bond Index consists of U.S. $-denominated investment grade corporate public debt issued in the U.S. domestic bond market, which have at least one year remaining to maturity.

                                       53

                                                                      Appendix A

                    PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

                      PROXY VOTING POLICIES AND PROCEDURES

The following are general proxy voting policies and procedures ("Policies and
Procedures") adopted by Pacific Investment Management Company LLC ("PIMCO"), an
investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act").(1) PIMCO serves as the investment adviser to a wide range of domestic and international clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act") and separate investment accounts for other clients.(2) These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of PIMCO and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and
interpretations of its staff. In addition to SEC requirements governing advisers, PIMCO's Policies and Procedures reflect the long-standing fiduciary standards and responsibilities applicable to investment advisers with respect to accounts subject to the Employee Retirement Income Security Act of 1974
("ERISA"), as set forth in the Department of Labor's rules and regulations.(3)

PIMCO will implement these Policies and Procedures for each of its respective clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. PIMCO's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. Recognizing that proxy voting is a rare event in the realm of fixed income investing and is typically limited to solicitation of consent to changes in features of debt securities, these Policies and Procedures also apply to any voting rights and/or consent rights of PIMCO, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures.(4)

Set forth below are PIMCO's Policies and Procedures with respect to any voting or consent rights of advisory clients over which PIMCO has discretionary voting authority. These Policies and Procedures may be revised from time to time.

----------
(1) These Policies and Procedures are adopted by PIMCO pursuant to Rule 206(4)-6 under the Advisers Act, effective August 6, 2003. See Proxy Voting by Investment
Advisers, IA Release No. 2106 (January 31, 2003).

(2) These Policies and Procedures address proxy voting considerations under U.S.
law and regulations and do not address the laws or requirements of other jurisdictions.

(3) Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994). If a
client is subject to ERISA, PIMCO will be responsible for voting proxies with respect to the client's account, unless the client has expressly retained the right and obligation to vote the proxies, and provided prior written notice to
PIMCO of this retention.

(4) For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of PIMCO on behalf of its clients. 5 Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.

                                       54

GENERAL STATEMENTS OF POLICY

These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.

PIMCO may abstain from voting a client proxy under the following circumstances:
(1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.

CONFLICTS OF INTEREST

PIMCO seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, PIMCO will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:

     1.   convening an ad-hoc committee to assess and resolve the conflict;(1)

     2.   voting in accordance with the instructions/consent of a client after providing notice of and disclosing the conflict to that client;

     3.   voting the proxy in accordance with the recommendation of an independent third-party service provider;

     4.   suggesting that the client engage another party to determine how the proxies should be voted;

     5.   delegating the vote to an independent third-party service provider; or

     6.   voting in accordance with the factors discussed in these Policies and
          Procedures.

PIMCO will document the process of resolving any identified material conflict of interest.

REPORTING REQUIREMENTS AND THE AVAILABILITY OF PROXY VOTING RECORDS

Except to the extent required by applicable law or otherwise approved by PIMCO,
PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to
PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client's proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these
Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how
PIMCO voted that client's proxies is available upon request.

PIMCO RECORD KEEPING

PIMCO or its agent maintains proxy voting records as required by Rule 204-2(c)
of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy

----------
(1) Any commitee must be comprised of personnel who have no direct interest in the outcome of the potential conflict

                                       55

statements (or other disclosures accompanying requests for client consent)
received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering,
Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by PIMCO on behalf of a client; (4) a copy of any document created by
PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records.
Additionally, PIMCO or its agent maintains any documentation related to an identified material conflict of interest.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

REVIEW AND OVERSIGHT

PIMCO's proxy voting procedures are described below. PIMCO's Compliance Group will provide for the supervision and periodic review, no less than on a quarterly basis, of its proxy voting activities and the implementation of these
Policies and Procedures. Because PIMCO has contracted with State Street
Investment Manager Solutions, LLC ("IMS West") to perform portfolio accounting, securities processing and settlement processing on behalf of PIMCO, certain of the following procedures involve IMS West in administering and implementing the proxy voting process. IMS West will review and monitor the proxy voting process to ensure that proxies are voted on a timely basis.

     1. Transmit Proxy to PIMCO. IMS West will forward to PIMCO's Middle Office
Group each proxy received from registered owners of record (e.g., custodian bank or other third party service providers).

     2. Conflicts of Interest. PIMCO's Middle Office Group will review each proxy to determine whether there may be a material conflict between PIMCO and its client. As part of this review, the group will determine whether the issuer of the security or proponent of the proposal is a client of PIMCO, or if a client has actively solicited PIMCO to support a particular position. If no conflict exists, this group will forward each proxy to the appropriate portfolio manager for consideration. However, if a conflict does exist, PIMCO's Middle
Office Group will seek to resolve any such conflict in accordance with these
Policies and Procedures.

     3. Vote. The portfolio manager will review the information, will vote the proxy in accordance with these Policies and Procedures and will return the voted proxy to PIMCO's Middle Office Group.

     4. Review. PIMCO's Middle Office Group will review each proxy that was submitted to and completed by the appropriate portfolio manager. PIMCO's Middle
Office Group will forward the voted proxy back to IMS West with the portfolio manager's decision as to how it should be voted.

     5. Transmittal to Third Parties. IMS West will document the portfolio manager's decision for each proxy received from PIMCO's Middle Office Group in a format designated by the custodian bank or other third party service provider.
IMS West will maintain a log of all corporate actions, including proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO's response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

                                       56

     6. Information Barriers. Certain entities controlling, controlled by, or under common control with PIMCO ("Affiliates") may be engaged in banking, investment advisory, broker-dealer and investment banking activities. PIMCO personnel and PIMCO's agents are prohibited from disclosing information regarding PIMCO's voting intentions to any Affiliate. Any PIMCO personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which PIMCO or its delegate intend to vote on a specific issue must terminate the contact and notify the Compliance Group immediately.

CATEGORIES OF PROXY VOTING ISSUES

In general, PIMCO reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. PIMCO considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. PIMCO may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because PIMCO believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of PIMCO's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of PIMCO, and a non-exhaustive list of factors that PIMCO may consider in determining how to vote the client's proxies.

     BOARD OF DIRECTORS

     1. Independence. PIMCO may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.

     2. Director Tenure and Retirement. PIMCO may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.

     3. Nominations in Elections. PIMCO may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.

     4. Separation of Chairman and CEO Positions. PIMCO may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.

     5. D&O Indemnification and Liability Protection. PIMCO may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (e.g. negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.

                                       57

     6. Stock Ownership. PIMCO may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.

     PROXY CONTESTS AND PROXY CONTEST DEFENSES

     1. Contested Director Nominations. PIMCO may consider the following factors when voting on proposals for director nominees in a contested election: (i)
background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.

     2. Reimbursement for Proxy Solicitation Expenses. PIMCO may consider the following factors when voting on reimbursement for proxy solicitation expenses:
(i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.

     3. Ability to Alter the Size of the Board by Shareholders. PIMCO may
consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.

     4. Ability to Remove Directors by Shareholders. PIMCO may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies.

     5. Cumulative Voting. PIMCO may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii)
any potential limitation placed on the director's ability to work for all shareholders.

     6. Supermajority Shareholder Requirements. PIMCO may consider all relevant factors, including but not limited to limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.

     TENDER OFFER DEFENSES

     1. Classified Boards. PIMCO may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.

     2. Poison Pills. PIMCO may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.

     3. Fair Price Provisions. PIMCO may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed

                                       58

acquisition; (ii) the vote required to repeal the fair price provision; (iii)
the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (e.g., supermajority voting requirements) that may entrench management and discourage attractive tender offers.

     CAPITAL STRUCTURE

     1. Stock Authorizations. PIMCO may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.

     2. Issuance of Preferred Stock. PIMCO may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.

     3. Stock Splits. PIMCO may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.

     4. Reversed Stock Splits. PIMCO may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.

     EXECUTIVE AND DIRECTOR COMPENSATION

     1. STOCK OPTION PLANS. PIMCO MAY CONSIDER THE FOLLOWING FACTORS WHEN VOTING
ON STOCK OPTION PLANS: (I) WHETHER THE STOCK OPTION PLAN EXPRESSLY PERMITS THE
REPRICING OF OPTIONS; (II) WHETHER THE PLAN COULD RESULT IN EARNINGS DILUTION OF
GREATER THAN A SPECIFIED PERCENTAGE OF SHARES OUTSTANDING; (III) WHETHER THE
PLAN HAS AN OPTION EXERCISE PRICE BELOW THE MARKET PRICE ON THE DAY OF THE
GRANT; (IV) WHETHER THE PROPOSAL RELATES TO AN AMENDMENT TO EXTEND THE TERM OF
OPTIONS FOR PERSONS LEAVING THE FIRM VOLUNTARILY OR FOR CAUSE; AND (V) WHETHER
THE STOCK OPTION PLAN HAS CERTAIN OTHER EMBEDDED FEATURES.

     2. DIRECTOR COMPENSATION. PIMCO MAY CONSIDER THE FOLLOWING FACTORS WHEN
VOTING ON DIRECTOR COMPENSATION: (I) WHETHER DIRECTOR SHARES ARE AT THE SAME
MARKET RISK AS THOSE OF THE ISSUER'S SHAREHOLDERS; AND (II) HOW STOCK OPTION
PROGRAMS FOR OUTSIDE DIRECTORS COMPARE WITH THE STANDARDS OF INTERNAL STOCK
OPTION PROGRAMS.

     3. Golden and Tin Parachutes. PIMCO may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.

     STATE OF INCORPORATION

     State Takeover Statutes. PIMCO may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's

                                       59

board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.

     MERGERS AND RESTRUCTURINGS

     1. Mergers and Acquisitions. PIMCO may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii)
prospects of the combined companies; (iv) how the deal was negotiated; and (v)
changes in corporate governance and the potential impact on shareholder rights.
PIMCO may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.

     2. Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, PIMCO may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, PIMCO may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, PIMCO may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

     INVESTMENT COMPANY PROXIES

For a client that is invested in an investment company, PIMCO votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.

For a client that is invested in an investment company that is advised by PIMCO or its affiliates, if there is a conflict of interest which may be presented when voting for the client (e.g., a proposal to approve a contract between PIMCO and the investment company), PIMCO will resolve the conflict by doing any one of the following: (i) voting in accordance with the instructions/consent of the client after providing notice of and disclosing the conflict to that client;
(ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.

     1. Election of Directors or Trustees. PIMCO may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i)
board structure, director independence and qualifications, and compensation paid by the fund and the family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and
(iv) the fund's performance.

     2. Converting Closed-end Fund to Open-end Fund. PIMCO may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi)
votes on related proposals.

                                       60

     3. Proxy Contests. PIMCO may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.

     4. Investment Advisory Agreements. PIMCO may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective;
(iii) performance benchmarks; (iv) share price performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.

     5. Policies Established in Accordance with the 1940 Act. PIMCO may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments;
and (iv) current and potential returns and risks.

     6. Changing a Fundamental Restriction to a Non-fundamental Restriction.
PIMCO may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.

     7. Distribution Agreements. PIMCO may consider the following when voting on a proposal to approve a distribution agreement: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.

     8. Names Rule Proposals. PIMCO may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the
1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.

     9. Disposition of Assets/Termination/Liquidation. PIMCO may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund's past performance; and (iii) the terms of the liquidation.

     10. Changes to Charter Documents. PIMCO may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.

     11. Changing the Domicile of a Fund. PIMCO may consider the following when

                                       61

voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.

     12. Change in Fund's Subclassification. PIMCO may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.

     DISTRESSED AND DEFAULTED SECURITIES

     1. Waivers and Consents. PIMCO may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities which are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements;
and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.

     2. Voting on Chapter 11 Plans of Liquidation or Reorganization. PIMCO may
consider the following when determining whether to vote for or against a Chapter
11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii)
whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.

     MISCELLANEOUS PROVISIONS

     1. Such Other Business. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." PIMCO may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the meeting": (i)
whether the board is limited in what actions it may legally take within such authority; and (ii) PIMCO's responsibility to consider actions before supporting them.

     2. Equal Access. PIMCO may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.

     3. Charitable Contributions. PIMCO may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders;
and (ii) the

                                       62

potential impact on the issuer's resources that could have been used to increase shareholder value.

     4. Special Interest Issues. PIMCO may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii)
management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these
Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

                                    * * * * *

PEA CAPITAL LLC

Proxy Voting Policy and Procedures

Version 1.2 - Effective August 1, 2003

                                       63

Allianz Dresdner Asset Management of America L.P.

ADAM Proxy Voting Policy and Procedures

GENERAL POLICY

Allianz Dresdner Asset Management of America L.P. and its subsidiaries
(collectively, "ADAM Advisers") vote proxies as part of its authority to manage, acquire, and dispose of account assets, unless the client has explicitly reserved the authority for itself. When voting proxies, ADAM Advisers' primary objective is to make voting decisions solely in the best interests of its clients. ADAM Advisers will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients' accounts.

This policy sets forth the general standards for proxy voting whereby an ADAM
Adviser has authority to vote its client's proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services.

The general policy contains the following standards for each ADAM Adviser:

     o    Exercising responsibility for voting decisions

     o    Obligation to vote must be clearly established based on written guidelines

     o    Resolving conflicts of interest

     o    Making appropriate disclosures to clients

     o    Creating and maintaining appropriate records

     o    Providing clients access to voting records

     o    Outsourcing the proxy voting administrative process

RESPONSIBILITY FOR VOTING DECISIONS

Chief Investment Officer

Exercise of shareholder voting rights is an investment decision. Accordingly, it is the responsibility of the Chief Investment Officer of the ADAM Adviser to
ensure that voting decisions are organized and conducted in accordance with portfolio objectives, and any applicable legal requirements and client expectations, if any. In order to ensure that this obligation is carried out, the Chief Investment Officer of each ADAM Adviser (or line of business, if appropriate) shall designate an employee or a committee to be responsible for all aspects of the exercise of shareholder rights (the "Proxy Committee").

Proxy Committee

The Proxy Committee shall be governed by this policy and will perform the following duties:

     o    Execute or engage a third party service provider to vote proxies in accordance with the Company's guidelines;

                                       64

     o    Document, in the form of a report, the resolution of any conflicts of interest between the ADAM Adviser and its clients, and provide or make available, adequate documentation to support that conflicts were resolved in a fair, equitable and consistent manner that is in the interest of clients;

     o    Approve and monitor the outsourcing of voting obligations to third-parties; and

     o    Oversee the maintenance of records regarding voting decisions in accordance with the standards set forth by this policy.

The Proxy Committee shall review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services.

OBLIGATION TO VOTE MUST BE CLEARLY ESTABLISHED

When an investment management or client relationship is established, the obligation of the ADAM Adviser to vote may be inherent in the relationship or, in some cases, implied as a matter of law. In some situations, the client may prefer to vote (or direct the voting) for portfolio securities.

ADAM Adviser's obligation with respect to voting rights should be explicitly identified in each client Investment Advisory Agreement. A specific clause in the agreement should explain the rights of each party as well as identify if any
Proxy Voting Service is used.

VOTING PROXIES

Written Voting Guidelines

Each ADAM Adviser must establish general voting guidelines for recurring proposals ("Voting Guidelines"). (See Appendix No. 3 for reference.)

Flexibility

The Voting Guidelines should address routine as well as significant matters commonly encountered. The Voting Guidelines should permit voting decisions to be made flexibly while taking into account all relevant facts and circumstances.

Cost-Benefit Analysis Involving Voting Proxies

An ADAM Adviser shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, an ADAM Adviser may refrain from voting a proxy on behalf of its clients' accounts.

In addition, an ADAM Adviser may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on the ADAM Advisers' ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4)
restrictions on foreigner's ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

                                       65

RESOLVING CONFLICTS OF INTEREST

An ADAM Adviser may have conflicts that can affect how it votes its clients'
proxies. For example, the ADAM Adviser may manage a pension plan whose management is sponsoring a proxy proposal. An ADAM Adviser may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, the
ADAM Adviser may reach different voting decisions for different clients.
Regardless, votes shall only be cast in the best interests of the client affected by the shareholder right. For this reason, ADAM Advisers shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client.

In order to prevent potential conflicts between ADAM affiliates and ADAM group companies, all ADAM Advisers maintain separate and distinct investment decision-making processes, including proposed or actual actions with respect to corporate governance matters affecting portfolio holdings. All ADAM Advisers have implemented procedures to prevent the sharing of business and investment decision objectives, including Proxy Voting decisions.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief
Investment Officer of each ADAM Adviser shall designate an employee or a proxy committee to be responsible for addressing how the ADAM Adviser resolves such material conflicts of interest with its clients.

MAKING APPROPRIATE DISCLOSURES TO CLIENTS

ADAM Advisers shall provide clients with a summary of this policy in the form of a general Proxy Voting Policy Statement (See Appendix No. 1). The delivery of this statement can be made in Part II of Form ADV or under separate cover. In the initial year of adoption of this policy, a letter should accompany Form ADV that advises clients of the new disclosure. (See Appendix No. 2 for a sample letter).

CREATING AND MAINTAINING APPROPRIATE RECORDS

Recordkeeping Requirements

In keeping with applicable law1, ADAM Advisers' recordkeeping requirements are as follows:

     o    Copies of the ADAM Advisers Proxy Voting Policy and Procedures;

     o    Copies or records of each proxy statement received with respect to clients' securities for whom an ADAM Adviser exercises voting authority; Records of votes cast on behalf of clients;

     o    Records of each vote cast as well as certain records pertaining to the
          ADAM Adviser's decision on the vote;

     o    Records of written client request for proxy voting information;

Records of written responses from the ADAM Adviser to either written or oral client request;

                                       66

Retention of Records

Records are kept for at least six years following the date that the vote was cast. An ADAM Adviser may maintain the records electronically. Third party service providers may be used to maintain proxy statements and proxy votes.

PROVIDING CLIENTS ACCESS TO VOTING RECORDS

Access by Clients

Generally, clients of an ADAM Adviser have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective account or strategy.

Shareholders and unit-holders of commingled funds managed by an ADAM Adviser shall have such access to voting records pursuant to the governing documents of the commingled fund.

Access by Third Parties

Voting actions are confidential and may not be disclosed to any third party except as may be required by law or explicitly authorized by the client.

OUTSOURCING THE PROXY VOTING PROCESS

To assist in the proxy voting process, an ADAM Adviser may retain an independent third party service provider to assist in providing in-depth research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided to an
ADAM Adviser should offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

--------------------------------------------------------------------------------
Endnotes

                                       67

(1) SEC rule 206(4)-6 [17CFR 275.206(4)-6] and amendments to rule 204-2 [17-CFR
275.204-2] under the Investment Advisers Act of 1940 [15 U.S.C. 80b] ("Advisers
Act" or "Act")

                                       68

                                                         [ALLIANZ DRESDNER LOGO]
                                                         ASSET MANAGEMENT

                                 APPENDIX NO. 1

                           PART II FORM ADV DISCLOSURE

GENERAL PROXY VOTING POLICY

PEA Capital LLC (the "Company") typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, the Company's primary objective is to make voting decisions solely in the best economic interests of its clients. The Company will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients' accounts.

The Company has adopted written Proxy Policy Guidelines and Procedures (the
"Proxy Guidelines") that are reasonably designed to ensure that the Company is voting in the best interest of its clients. The Proxy Guidelines reflect the
Company's general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy
Guideline. Upon receipt of a client's written request, the Company may also vote proxies for that client's account in a particular manner that may differ from the Proxy Guideline. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of
1940.

In accordance with the Proxy Guidelines, the Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. The Company may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, the
Company may refrain from voting a proxy on behalf of its clients' accounts due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, the Company may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on the Company's ability to vote the proxy. These issues may include, but are not limited to: (i)
proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person,
(iv) restrictions on foreigner's ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

To assist in the proxy voting process, the Company may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in the Company's handling of proxy voting responsibilities.

                                       1

CONFLICTS OF INTEREST

The Company may have conflicts of interest that can affect how it votes its clients' proxies. For example, the Company or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which the Company votes its clients' proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of the Company may designate an employee or a proxy committee to be responsible for addressing how the Company resolves such material conflicts of interest with its clients.

To obtain a copy of the Policy Guidelines or to obtain information on how your account's securities were voted, please contact your account representative.

                                       2

                                                         [ALLIANZ DRESDNER LOGO]
                                                         ASSET MANAGEMENT

                                 APPENDIX NO. 2

            SAMPLE LETTER TO ACCOMPANY PROXY VOTING POLICY STATEMENT

Insert: Date

Insert: Client name and address

Reference: Proxy Voting Policy and Procedure

Dear Client:

On January 31, 2003 the SEC adopted a new rule 206(4)-6, "Proxy Voting" under the Investment Advisers Act of 1940. The new rule is designed to prevent material conflicts of interest from affecting the manner in which advisers vote its clients' proxies. The new rule requires SEC-registered investment advisers that have authority to vote clients' proxies to adopt written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, including procedures to address any material conflict that may arise between the interest of the adviser and its clients. The adviser must describe these policies and procedures to clients upon their request, and disclose to clients how they can obtain information from the adviser about how the adviser has voted their proxies.

In keeping with the disclosure requirements of the new SEC rule we are enclosing a copy of the Company's most recent Form ADV Part II, which includes a description of the Company's Proxy Voting procedures in the form of a General
Proxy Voting Policy Statement.

Should you have any questions, please do not hesitate to contact me at insert phone #.

Sincerely,

                                       1

                                 APPENDIX NO. 3
                                   PEA CAPITAL
                             PROXY VOTING GUIDELINES

PROPOSAL
   NO.     DESCRIPTION                                              PG. NO.
---------------------------------------------------------------------------

MANAGEMENT PROPOSALS

AUDITOR RELATED........................................................5
101.       Ratification of Auditors
102.       Auditor Indemnification

BOARD OF DIRECTORS.....................................................5
201.       Election of Board of Directors
202.       Board Independence
203.       Changes in Board Size
204.       Cumulative Voting
205.       Director Duties and Stakeholder Laws
206.       Director Indemnification and Liability Protection
207.       Key Committee Composition

COMPENSATION RELATED...................................................6
301.       Employee Stock Ownership Plans (ESOP)
302.       Executive/Director/Outside Director Stock Option Plans
303.       401k Employee Benefit Plans
304.       Golden Parachutes
305.       Director Fees
306.       Pension Fund Credits

CAPITAL STRUCTURE......................................................7
401.       Authorization of Additional Common Stock
402.       Authorization of Additional Preferred Stock
403.       Issuance of Additional Debt
404.       Reduction of Shares
405.       Share Repurchase Programs
406.       Preemptive Rights
407.       Adjustments to Par Value of Common Stock
408.       Debt Restructurings

                                       1

PROXY VOTING GUIDELINES
TABLE OF CONTENTS (CONTINUED)

PROPOSAL
  NO.      DESCRIPTION                                              PG. NO.
---------------------------------------------------------------------------

MANAGEMENT PROPOSALS

CORPORATE TRANSACTIONS.................................................8
501.       Mergers and Acquisitions
502.       Asset Sales
503.       Changing Corporate Name
504.       Corporate Restructurings
505.       Liquidations
506.       Spin-Offs

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS...........................9
601.       Greenmail
602.       Poison Pills
603.       Supermajority Shareholder Vote Requirements
604.       Classified Boards
605.       Fair Price Provisions
606.       Unequal Voting Rights
607.       Reincorporation/Exemption from Takeover Laws

OTHER.................................................................10
901.       Annual Meetings
902.       Confidential Voting, Independent Tabulations and
              Inspections
903.       Disgorgement Provisions
904.       Mutual Fund Issues
905.       Share-Blocking
906.       Shares Out on Loan

                                       2

PROXY VOTING GUIDELINES
TABLE OF CONTENTS (CONTINUED)

PROPOSAL
  NO.      DESCRIPTION                                              PG. NO.
---------------------------------------------------------------------------

SHAREHOLDER PROPOSALS

AUDITOR RELATED.......................................................12
SP-101.    Ratification of Auditors
SP-102.    Independence of Auditors
SP-103.    Audit Firm Rotation

BOARD OF DIRECTORS....................................................12
SP-201.    Minimum Director Stock Ownership
SP-202.    Board Independence
SP-203.    Age Limits
SP-204.    Cumulative Voting
SP-205.    Director Duties and Stakeholder Laws
SP-206.    Director Attendance at Annual Meetings
SP-207.    Key Committee Composition
SP-208.    Limit Director Tenure

COMPENSATION RELATED..................................................13
SP-301.    Holding Periods
SP-302.    Future Stock Option Awards
SP-303.    Accounting Treatment of Stock Option Awards
SP-304.    Golden Parachutes
SP-305.    Limits on Executive and Director Compensation
SP-306.    Requests for Additional Disclosure of
              Executive Compensation
SP-307.    Reports on Executive Retirement Benefits

CAPITAL STRUCTURE.....................................................13
SP-401.    Preemptive Rights
SP-402.    Authorization of Blank Check Preferred Stock

CORPORATE TRANSACTIONS................................................14
SP-501.    Rights of Appraisal

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS..........................14
SP-601.    Greenmail
SP-602.    Poison Pills
SP-603.    Supermajority Shareholder Vote Requirements
SP-604.    Classified Boards
SP-605.    Fair Price Provisions
SP-606.    Equal Access
SP-607.    Reincorporation/Exemption from Takeover Laws

                                       3

PROXY VOTING GUIDELINES
TABLE OF CONTENTS (CONTINUED)

PROPOSAL
  NO.      DESCRIPTION                                              PG. NO.
---------------------------------------------------------------------------

SHAREHOLDER PROPOSALS

PROXY CONTEST DEFENSES................................................14
SP-701.    Shareholders' Right to Call Special Meetings
SP-702.    Shareholder Action by Written Consent
SP-703.    Shareholders' Ability to Remove or Elect Directors

SOCIAL AND ENVIRONMENTAL ISSUES.......................................15
SP-801.    Environmental Issues / CERES Principles
SP-802.    Northern Ireland (MacBride Principles)
SP-803.    South Africa (Statement of Principles)
SP-804.    Other Political/Social/Special Interest Issues

OTHER.................................................................15
SP-901.    Annual Meetings
SP-902.    Confidential Voting, Independent Tabulations
              and Inspections
SP-903.    Abstention Votes
SP-904.    Existing Dual Class Companies
SP-905.    Special Reports/Additional Disclosure
SP-906.    Lack of Information
SP-907.    Shareholder Advisory Committee

--------------------------------------------------------------------------------

                                       4

GUIDELINES FOR VOTING ON MANAGEMENT PROPOSALS

PEA CAPITAL ("PEA") WILL GENERALLY VOTE ON MANAGEMENT PROPOSALS AS FOLLOWS:

AUDITOR RELATED
--------------------------------------------------------------------------------

101. RATIFICATION OF AUDITORS: PEA will generally vote for management proposals to ratify the selection of auditors unless:

     o    The audit firm is not independent in fact or appearance;

     o    The audit firm has rendered an opinion that is publicly known to not be an indication of the company's true financial position; or

     o    There are significant doubts that have been publicly raised regarding the audit firm's integrity or objectivity.

102. AUDITOR INDEMNIFICATION: PEA will generally vote against management proposals to indemnify the auditors.

BOARD OF DIRECTORS
--------------------------------------------------------------------------------

201. ELECTION OF BOARD OF DIRECTORS: PEA will generally vote with management for the routine election of directors unless:

     a.   There are clear concerns due to the company having displayed a record of poor performance;

     b.   The board fails to meet minimum corporate governance standards (e.g., performance-based executive compensation, board independence, takeover activity); or

     c.   Criminal activity by the board or a particular board nominee.

202. BOARD INDEPENDENCE: PEA will generally vote for management proposals that require the board of directors to be comprised of a majority of independent or unaffiliated directors.

203. CHANGES IN BOARD SIZE: PEA will generally vote for management proposals that seek to fix board size and will generally vote against management proposals that give management the ability to change the size of the board without shareholder approval.

                                       5

BOARD OF DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------

204. CUMULATIVE VOTING: PEA will generally vote on a case-by-case basis for management proposals regarding cumulative voting.

205. DIRECTOR DUTIES AND STAKEHOLDER LAWS: PEA will generally vote against management proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders), unless such proposals are considered in the context of the company's commitment to shareholders.

206. DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION: PEA will generally vote in favor of management proposals to limit Directors' liability and to broaden their indemnification.

     PEA will generally vote against management proposals that would broaden the
     Directors' indemnification that would cover acts of absolute negligence or proposals that would cover expenses for monetary damages of directors and officers that violate the duty of care standard.

207. KEY COMMITTEE COMPOSITION: PEA will generally vote for management proposals that require all members of the compensation and nominating committees to be comprised of independent or unaffiliated directors.

COMPENSATION RELATED
--------------------------------------------------------------------------------

301. EMPLOYEE STOCK OWNERSHIP PLANS (ESOP): PEA will generally vote for management proposals to establish ESOPs or increase authorized shares for existing ESOP's provided that the following criteria are met:

     a.   The purchase price is at least 85% of fair market value;

     b.   The offering period is 27 months or less;

     c.   Voting power dilution is no more than 10%.

302. EXECUTIVE/DIRECTOR/OUTSIDE DIRECTOR STOCK OPTION PLANS: PEA will evaluate management stock option plan proposals on a case-by-case basis. When reviewing such compensation plans, PEA will generally consider the following criteria:

     a.   That the dilution of existing shares is no more than 5%;

     b.   That the stock option plan is incentive-based;

     c.   That the stock option plan does not allow for discounted stock options;

     d.   For mature companies, that the stock option plan does not constitute more than 5% of the outstanding shares at the time of approval;

     e.   For growth companies, that the stock option plan does not constitute more than 10% of the outstanding shares at the time of approval.

303. 401K EMPLOYEE BENEFIT PLANS: PEA will generally vote for management proposals to implement a 401(k) savings plan for its employees.

                                       6

COMPENSATION RELATED (CONTINUED)
--------------------------------------------------------------------------------

304. GOLDEN PARACHUTES: PEA will generally vote for management proposals that require shareholder approval of golden parachutes and will vote for management proposals to limit golden parachutes.

305. DIRECTOR FEES: PEA will generally vote for management proposals to award directors fees unless the amounts are excessive relative to similar industries and country.

306. PENSION FUND CREDITS: PEA will generally vote against management proposals that include pension fund credits in earnings when determining executive compensation.

CAPITAL STRUCTURE
--------------------------------------------------------------------------------

401. AUTHORIZATION OF ADDITIONAL COMMON STOCK: PEA will generally vote for management proposals to increase the authorization of common stock if a clear and legitimate business purpose is stated and the increase in authorization does not exceed 100% of shares currently authorized. PEA will generally vote against management proposals to increase the authorized common stock if it will carry preemptive rights or supervoting rights.

     PEA will generally vote for management proposals to increase common share authorization for a stock split as long as authorized shares following the split do not exceed 100% of existing authorized shares.

402. AUTHORIZATION OF ADDITIONAL PREFERRED STOCK: PEA will generally vote for management proposals to create a new class of preferred stock or for proposals to allow for the issuance of additional shares of preferred stock unless:

     a.   The proposal is for the issuance of blank check preferred stock;

     b.   The issuance of preferred stock is greater than 50% of current issued capital;

     c.   The newly created preferred stock would have unspecified rights, i.e.
          voting, conversion, dividend distribution rights;

     d.   The additional preferred shares will be used as part of a takeover defense.

403. ISSUANCE OF ADDITIONAL DEBT: PEA will generally vote for management proposals to issue additional debt provided that the company's debt-to-equity ratio is between zero and one hundred percent.

     PEA will evaluate proposals on a case-by-case basis where the debt-to-equity ratio is greater than one hundred percent and will use comparisons to similar industry standards.

                                       7

CAPITAL STRUCTURE (CONTINUED)
--------------------------------------------------------------------------------

404. REDUCTION OF SHARES: PEA will generally vote for management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stocks, provided that such proposals offer a clear and legitimate business purpose.

     PEA will generally vote for management proposals to implement a reverse stock split provided that management proportionately reduces the authorized shares that are in the corporate charter.

405. SHARE REPURCHASE PROGRAMS: PEA will generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

406. PREEMPTIVE RIGHTS: PEA will generally vote for management proposals to eliminate preemptive rights.

407. ADJUSTMENTS TO PAR VALUE OF COMMON STOCK: PEA will generally vote for management proposals to reduce the par value of common stock.

408. DEBT RESTRUCTURINGS: PEA will evaluate debt restructuring management proposals (involving additional common and/or preferred share issuances) on a case-by-case basis. PEA will generally consider the following criteria:

     a.   Reasonableness of the dilution;

     b.   The impact that the restructuring and determining if it will be beneficial to existing shareholders;

     c.   The threat of bankruptcy.

CORPORATE TRANSACTIONS
--------------------------------------------------------------------------------

501. MERGERS AND ACQUISITIONS: PEA will evaluate merger and acquisition management proposals on a case-by-case basis. PEA will generally consider the following factors:

     a.   Anticipated financial and operating benefits;

     b.   Offer price (cost vs. premium);

     c.   Prospects of the combined companies;

     d.   How the deal was negotiated:

     e.   Changes in corporate governance and their impact on shareholder rights;

     f.   Corporate restructuring;

     g.   Spin-offs;

     h.   Asset sales;

     i.   Liquidations;

     j.   Rights of appraisal.

                                       8

CORPORATE TRANSACTIONS (CONTINUED)
--------------------------------------------------------------------------------

502. ASSET SALES: PEA will evaluate asset sale management proposals on a case-by-case basis by generally assessing the impact on the balance sheet /
     working capital and value received for the asset.

503. CHANGING CORPORATE NAME: PEA will generally vote for management proposals regarding corporate name changes.

504. CORPORATE RESTRUCTURINGS: PEA will evaluate corporate restructuring management proposals on a case-by-case basis which would include minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

505. LIQUIDATIONS: PEA will evaluate liquidation proposals by management on a case-by-case basis and will review management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

506. SPIN-OFFS: PEA will evaluate spin-off proposals on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS
--------------------------------------------------------------------------------

601. GREENMAIL: PEA will generally vote for management proposals to prohibit payment of greenmail, defined as the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder's agreement not to acquire the target company. PEA will generally vote against management proposals to adopt anti-takeover greenmail provisions.

602. POISON PILLS: A poison pill is a strategic move by a takeover-target to make its stock less attractive. A target company with a "pill" (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs.

     PEA will evaluate poison pill management proposals on a case-by-case basis by considering the following factors:

     a.   Best interest of the existing shareholders;

     b.   The current salaries of the target companies' officers;

     c.   Repurchase price for the shares by the target company;

     d.   Amount of cash invested in target company;

     e.   Percentage of ownership by target company management;

     f.   Perks for target company senior management;

     g.   Attitude toward tax deferral benefiting target company management;

     h.   Target company's employee expenses.

--------------------------------------------------------------------------------

                                       9

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS (CONTINUED)
--------------------------------------------------------------------------------

     PEA will generally vote for management proposals to require shareholder ratification of poison pills or that request the board of directors to redeem poison pills.

603. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENTS: PEA will generally vote for management proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions or other business combinations and will generally vote against management proposals to require a supermajority vote on such matters.

604. CLASSIFIED BOARDS: PEA will generally vote for management proposals to eliminate a classified board of directors and will generally vote against management proposals to classify the board.

605. FAIR PRICE PROVISIONS: PEA will generally vote for management proposals to adopt or amend fair price provisions provided that the proposal does not include a shareholder vote requirement that exceeds the majority of disinterested shares.

606. UNEQUAL VOTING RIGHTS: PEA will generally vote against management proposals for dual class exchange offers and dual class recapitalizations.

607. REINCORPORATION/EXEMPTION FROM TAKEOVER LAWS: On a case-by-case basis, PEA will evaluate management proposals to opt out of state/country takeover laws and management proposals to reincorporate into a state which has more stringent anti-takeover and related provisions.

OTHER
--------------------------------------------------------------------------------

901. ANNUAL MEETINGS: PEA will generally vote for management proposals that relate to the conduct of the annual meeting except those proposals which relate to the "transaction of such other business which may come before the meeting".

902. CONFIDENTIAL VOTING, INDEPENDENT TABULATIONS AND INSPECTIONS: PEA will generally vote for management proposals to adopt confidential voting, use independent tabulators, and use independent election inspectors. PEA will generally vote against management proposals to repeal such provisions.

903. DISGORGEMENT PROVISIONS: Disgorgement provisions stipulate that an acquirer pay back profits from the sale of stock purchased two years prior to achieving control status. PEA will evaluate proposals to opt out of such provisions on a case-by-case basis.

                                       10

OTHER (CONTINUED)
--------------------------------------------------------------------------------

904. MUTUAL FUND ISSUES: PEA will evaluate the following mutual fund issues on a case-by-case basis:

     a.   Approve the merger of the funds;

     b.   Approve investment advisory agreement;

     c.   Change in fundamental investment policy;

     d.   Approve/amend sub-advisory agreement;

     e.   Approve conversion from closed-end to open-end fund.

905. SHARE-BLOCKING: PEA will generally not vote proxies in countries where there is "share-blocking."

906. SHARES OUT ON LOAN: Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

                                       11

GUIDELINES FOR VOTING ON SHAREHOLDER PROPOSALS

PEA WILL GENERALLY VOTE ON SHAREHOLDER PROPOSALS AS FOLLOWS:

AUDITOR RELATED
--------------------------------------------------------------------------------

SP-101.   RATIFICATION OF AUDITORS: PEA will generally vote for shareholder proposals to require shareholder ratification of auditors.

SP-102.   INDEPENDENCE OF AUDITORS: PEA will generally vote against shareholder proposals with respect to prohibiting auditors from engaging in non-audit services.

SP-103.   AUDIT FIRM ROTATION: PEA will generally vote against shareholder proposals asking for audit firm rotation.

BOARD OF DIRECTORS
--------------------------------------------------------------------------------

SP-201.   MINIMUM DIRECTOR STOCK OWNERSHIP: PEA will generally vote against shareholder proposals requiring directors to own a certain number of shares in order to qualify as a director or to remain on the board.

SP-202.   BOARD INDEPENDENCE: PEA will generally vote for shareholder proposals that require the board of directors to be comprised of a majority of independent or unaffiliated directors.

SP-203.   AGE LIMITS: PEA will generally vote against shareholder proposals to impose a mandatory retirement age for directors.

SP-204.   CUMULATIVE VOTING: PEA will evaluate shareholder proposals regarding cumulative voting on a case-by-case basis.

SP-205.   DIRECTOR DUTIES AND STAKEHOLDER LAWS: PEA will generally vote against shareholder proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders), unless such proposals are considered in the context of the company's commitment to shareholders.

SP-206.   DIRECTOR ATTENDANCE AT ANNUAL MEETINGS: PEA will generally vote against shareholder proposals for mandatory director attendance at the annual shareholder meeting.

SP-207.   KEY COMMITTEE COMPOSITION: PEA will generally vote for shareholder proposals that require all members of the compensation and nominating committees be comprised of independent or unaffiliated directors.

                                       12

BOARD OF DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------

SP-208.   LIMIT DIRECTOR TENURE: PEA will generally vote against shareholder proposals to limit the tenure of outside directors.

COMPENSATION RELATED
--------------------------------------------------------------------------------

SP-301.   HOLDING PERIODS: PEA will generally vote against shareholder proposals that require companies to adopt full tenure stock holding periods for executives.

SP-302.   FUTURE STOCK OPTION AWARDS: PEA will generally vote against shareholder proposals to ban future stock option grants to executives.

SP-303.   ACCOUNTING TREATMENT OF STOCK OPTION AWARDS: PEA will generally vote for shareholder proposals requesting that stock options be expensed.

SP-304.   GOLDEN PARACHUTES: PEA will generally vote for shareholder proposals to require shareholder approval of golden parachutes and will vote against shareholder proposals that would set limits on golden parachutes.

SP-305.   LIMITS ON EXECUTIVE AND DIRECTOR COMPENSATION: PEA will generally vote against shareholder proposals to limit executive and director compensation.

SP-306.   REQUESTS FOR ADDITIONAL DISCLOSURE OF EXECUTIVE COMPENSATION: PEA will generally vote against shareholder proposals that require additional disclosure for executive and director compensation above and beyond the disclosure required by the Securities and Exchange Commission
          ("SEC") regulations.

SP-307.   REPORTS ON EXECUTIVE RETIREMENT BENEFITS (DEFERRED COMPENSATION,
          SPLIT-DOLLAR LIFE INSURANCE, SERPS, AND PENSION BENEFITS): PEA will generally vote for shareholder proposals that require companies to report on their executive retirement benefits provided that any cost with such reporting is within reason.

CAPITAL STRUCTURE
--------------------------------------------------------------------------------

SP-401.   PREEMPTIVE RIGHTS: PEA will generally vote against shareholder proposals that seek preemptive rights.

SP-402.   AUTHORIZATION OF BLANK CHECK PREFERRED STOCK: PEA will generally vote for shareholder proposals that require shareholder approval prior to the issuance of blank check preferred stock.

                                       13

CORPORATE TRANSACTIONS
--------------------------------------------------------------------------------

SP-501.   RIGHTS OF APPRAISAL: PEA will generally vote against shareholder proposals to provide rights of appraisal to dissenting shareholders.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS
--------------------------------------------------------------------------------

SP-601.   GREENMAIL: PEA will generally vote for shareholder proposals to prohibit payment of greenmail.

SP-602.   POISON PILLS: PEA will generally vote for shareholder proposals to require shareholder ratification of poison pills. PEA will generally vote on a case-by-case basis on shareholder proposals that request the board of directors to redeem poison pill provisions.

SP-603.   SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENTS: PEA will generally vote for shareholder proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions, and other business combinations.

SP-604.   CLASSIFIED BOARDS: PEA will generally vote for shareholder proposals to repeal classified boards and elect all directors annually and will vote against shareholder proposals to classify the board.

SP-605.   FAIR PRICE PROVISIONS: PEA will generally vote for shareholder proposals to adopt or lower the shareholder vote requirements with respect to existing fair price provisions.

SP-606.   EQUAL ACCESS: PEA will generally vote for shareholder proposals to allow shareholders equal access to management's proxy material so they can evaluate and propose voting recommendations on proxy proposals and director nominees.

SP-607.   REINCORPORATION/EXEMPTION FROM TAKEOVER LAWS: On a case-by-case basis,
          PEA will evaluate shareholder proposals to opt out of state/country takeover laws and shareholder proposals to reincorporate into a state which has more stringent anti-takeover and related provisions.

PROXY CONTEST DEFENSES
--------------------------------------------------------------------------------

SP-701.   SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS: PEA will generally vote against shareholder proposals to grant shareholders' the ability to call special meetings.

SP-702.   SHAREHOLDER ACTION BY WRITTEN CONSENT: PEA will generally vote against shareholder proposals to permit shareholders to take action by written consent.

                                       14

PROXY CONTEST DEFENSES (CONTINUED)
--------------------------------------------------------------------------------

SP-703.   SHAREHOLDERS' ABILITY TO REMOVE OR ELECT DIRECTORS: PEA will generally vote against shareholder proposals to restore shareholder ability to remove directors with or without cause. PEA will generally vote against shareholder proposals that permit shareholders to elect directors to fill board vacancies.

SOCIAL AND ENVIRONMENTAL ISSUES
--------------------------------------------------------------------------------

SP-801.   ENVIRONMENTAL ISSUES / CERES PRINCIPLES: PEA will generally vote against shareholder proposals that request issuers to file the CERES principles.

SP-802.   NORTHERN IRELAND (MACBRIDE PRINCIPLES): PEA will generally vote against shareholder proposals that are aimed at anti-Catholic discrimination within Northern Ireland as outlined in the MacBride
          Principles.

SP-803.   SOUTH AFRICA (STATEMENT OF PRINCIPLES): PEA will generally vote against shareholder proposals that pertain to promoting the welfare of black employees within companies that operate in South Africa.

SP-804.   OTHER POLITICAL/SOCIAL/SPECIAL INTEREST ISSUES: PEA will generally vote against shareholder proposals on restrictions that relate to social, political, or special interest issues (examples: nuclear power, Mexico, animal testing, tobacco industry, or equal employment opportunities) that may effect the operations and competitiveness of the issuer or which may have a significant financial impact to the shareholders.

OTHER
--------------------------------------------------------------------------------

SP-901.   ANNUAL MEETINGS: PEA will generally vote against shareholder proposals to change the time or place of annual meetings.

SP-902.   CONFIDENTIAL VOTING, INDEPENDENT TABULATIONS AND INSPECTIONS: PEA will generally vote for shareholder proposals to adopt confidential voting, use independent tabulators, and use independent election inspectors.
          PEA will vote against shareholder proposals to repeal such provisions.

SP-903.   ABSTENTION VOTES: PEA will generally vote for shareholder proposals recommending that votes to "abstain" not be considered votes "cast" at an annual or special meeting unless required by state law.

                                       15

OTHER (CONTINUED)
--------------------------------------------------------------------------------

SP-904.   EXISTING DUAL CLASS COMPANIES: PEA will generally vote against shareholder proposals asking for a report to shareholders on the financial impact of its dual class voting structure and will vote for shareholder proposals to submit a dual class voting structure to a shareholder vote.

SP-905.   SPECIAL REPORTS/ADDITIONAL DISCLOSURE: PEA will generally vote against shareholder proposals that require disclosure reports on the impact of certain issues to the overall business if the issuer and the shareholders.

SP-906.   LACK OF INFORMATION: PEA generally will vote against proposals if there is a lack of information to make an informed voting decision.

SP-907.   SHAREHOLDER ADVISORY COMMITTEE: PEA will generally vote against shareholder proposals to establish shareholder advisory committees.

                                       16

NFJ INVESTMENT GROUP

Proxy Voting Policy and Procedures

Version 1.2 - Effective August 1, 2003

                                       17

Allianz Dresdner Asset Management of America L.P.

ADAM Proxy Voting Policy and Procedures

GENERAL POLICY

Allianz Dresdner Asset Management of America L.P. and its subsidiaries
(collectively, "ADAM Advisers") vote proxies as part of its authority to manage, acquire, and dispose of account assets, unless the client has explicitly reserved the authority for itself. When voting proxies, ADAM Advisers' primary objective is to make voting decisions solely in the best interests of its clients. ADAM Advisers will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients' accounts.

This policy sets forth the general standards for proxy voting whereby an ADAM
Adviser has authority to vote its client's proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services.

The general policy contains the following standards for each ADAM Adviser:

     o    Exercising responsibility for voting decisions

     o    Obligation to vote must be clearly established based on written guidelines

     o    Resolving conflicts of interest

     o    Making appropriate disclosures to clients

     o    Creating and maintaining appropriate records

     o    Providing clients access to voting records

     o    Outsourcing the proxy voting administrative process

RESPONSIBILITY FOR VOTING DECISIONS

Chief Investment Officer

Exercise of shareholder voting rights is an investment decision. Accordingly, it is the responsibility of the Chief Investment Officer of the ADAM Adviser to
ensure that voting decisions are organized and conducted in accordance with portfolio objectives, and any applicable legal requirements and client expectations, if any. In order to ensure that this obligation is carried out, the Chief Investment Officer of each ADAM Adviser (or line of business, if appropriate) shall designate an employee or a committee to be responsible for all aspects of the exercise of shareholder rights (the "Proxy Committee").

Proxy Committee

The Proxy Committee shall be governed by this policy and will perform the following duties:

     o    Execute or engage a third party service provider to vote proxies in accordance with the Company's guidelines;

                                       18

     o    Document, in the form of a report, the resolution of any conflicts of interest between the ADAM Adviser and its clients, and provide or make available, adequate documentation to support that conflicts were resolved in a fair, equitable and consistent manner that is in the interest of clients;

     o    Approve and monitor the outsourcing of voting obligations to third-parties; and

     o    Oversee the maintenance of records regarding voting decisions in accordance with the standards set forth by this policy.

The Proxy Committee shall review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services.

OBLIGATION TO VOTE MUST BE CLEARLY ESTABLISHED

When an investment management or client relationship is established, the obligation of the ADAM Adviser to vote may be inherent in the relationship or, in some cases, implied as a matter of law. In some situations, the client may prefer to vote (or direct the voting) for portfolio securities.

ADAM Adviser's obligation with respect to voting rights should be explicitly identified in each client Investment Advisory Agreement. A specific clause in the agreement should explain the rights of each party as well as identify if any
Proxy Voting Service is used.

VOTING PROXIES

Written Voting Guidelines

Each ADAM Adviser must establish general voting guidelines for recurring proposals ("Voting Guidelines"). (See Appendix No. 3 for reference.)

Flexibility

The Voting Guidelines should address routine as well as significant matters commonly encountered. The Voting Guidelines should permit voting decisions to be made flexibly while taking into account all relevant facts and circumstances.

Cost-Benefit Analysis Involving Voting Proxies

An ADAM Adviser shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, an ADAM Adviser may refrain from voting a proxy on behalf of its clients' accounts.

In addition, an ADAM Adviser may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on the ADAM Advisers' ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4)
restrictions on foreigner's ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

                                       19

RESOLVING CONFLICTS OF INTEREST

An ADAM Adviser may have conflicts that can affect how it votes its clients'
proxies. For example, the ADAM Adviser may manage a pension plan whose management is sponsoring a proxy proposal. An ADAM Adviser may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, the
ADAM Adviser may reach different voting decisions for different clients.
Regardless, votes shall only be cast in the best interests of the client affected by the shareholder right. For this reason, ADAM Advisers shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client.

In order to prevent potential conflicts between ADAM affiliates and ADAM group companies, all ADAM Advisers maintain separate and distinct investment decision-making processes, including proposed or actual actions with respect to corporate governance matters affecting portfolio holdings. All ADAM Advisers have implemented procedures to prevent the sharing of business and investment decision objectives, including Proxy Voting decisions.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief
Investment Officer of each ADAM Adviser shall designate an employee or a proxy committee to be responsible for addressing how the ADAM Adviser resolves such material conflicts of interest with its clients.

MAKING APPROPRIATE DISCLOSURES TO CLIENTS

ADAM Advisers shall provide clients with a summary of this policy in the form of a general Proxy Voting Policy Statement (See Appendix No. 1). The delivery of this statement can be made in Part II of Form ADV or under separate cover. In the initial year of adoption of this policy, a letter should accompany Form ADV that advises clients of the new disclosure. (See Appendix No. 2 for a sample letter).

CREATING AND MAINTAINING APPROPRIATE RECORDS

Recordkeeping Requirements

In keeping with applicable law1, ADAM Advisers' recordkeeping requirements are as follows:

     o    Copies of the ADAM Advisers Proxy Voting Policy and Procedures;

     o    Copies or records of each proxy statement received with respect to clients' securities for whom an ADAM Adviser exercises voting authority; Records of votes cast on behalf of clients;

     o    Records of each vote cast as well as certain records pertaining to the
          ADAM Adviser's decision on the vote;

     o    Records of written client request for proxy voting information;

Records of written responses from the ADAM Adviser to either written or oral client request;

                                       20

Retention of Records

Records are kept for at least six years following the date that the vote was cast. An ADAM Adviser may maintain the records electronically. Third party service providers may be used to maintain proxy statements and proxy votes.

PROVIDING CLIENTS ACCESS TO VOTING RECORDS

Access by Clients

Generally, clients of an ADAM Adviser have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective account or strategy.

Shareholders and unit-holders of commingled funds managed by an ADAM Adviser shall have such access to voting records pursuant to the governing documents of the commingled fund.

Access by Third Parties

Voting actions are confidential and may not be disclosed to any third party except as may be required by law or explicitly authorized by the client.

OUTSOURCING THE PROXY VOTING PROCESS

To assist in the proxy voting process, an ADAM Adviser may retain an independent third party service provider to assist in providing in-depth research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided to an
ADAM Adviser should offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

--------------------------------------------------------------------------------
Endnotes

                                       21

(1)  SEC rule 206(4)-6 [17CFR 275.206(4)-6] and amendments to rule 204-2 [17-CFR
     275.204-2] under the Investment Advisers Act of 1940 [15 U.S.C. 80b]
     ("Advisers Act" or "Act")

                                       22

                                                         [ALLIANZ DRESDNER LOGO]
                                                         ASSET MANAGEMENT

                                 APPENDIX NO. 1

                           PART II FORM ADV DISCLOSURE

GENERAL PROXY VOTING POLICY

NFJ Investment Group LP (the "Company") typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, the Company's primary objective is to make voting decisions solely in the best economic interests of its clients. The Company will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients' accounts.

The Company has adopted written Proxy Policy Guidelines and Procedures (the
"Proxy Guidelines") that are reasonably designed to ensure that the Company is voting in the best interest of its clients. The Proxy Guidelines reflect the
Company's general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy
Guideline. Upon receipt of a client's written request, the Company may also vote proxies for that client's account in a particular manner that may differ from the Proxy Guideline. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of
1940.

In accordance with the Proxy Guidelines, the Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. The Company may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, the
Company may refrain from voting a proxy on behalf of its clients' accounts due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, the Company may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on the Company's ability to vote the proxy. These issues may include, but are not limited to: (i)
proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person,
(iv) restrictions on foreigner's ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

To assist in the proxy voting process, the Company may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in the Company's handling of proxy voting responsibilities.

                                       1

CONFLICTS OF INTEREST

The Company may have conflicts of interest that can affect how it votes its clients' proxies. For example, the Company or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which the Company votes its clients' proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of the Company may designate an employee or a proxy committee to be responsible for addressing how the Company resolves such material conflicts of interest with its clients.

To obtain a copy of the Policy Guidelines or to obtain information on how your account's securities were voted, please contact your account representative.

                                       2

                                                         [ALLIANZ DRESDNER LOGO]
                                                         ASSET MANAGEMENT

                                 APPENDIX NO. 2

            SAMPLE LETTER TO ACCOMPANY PROXY VOTING POLICY STATEMENT

Insert: Date

Insert: Client name and address

Reference: Proxy Voting Policy and Procedure

Dear Client:

On January 31, 2003 the SEC adopted a new rule 206(4)-6, "Proxy Voting" under the Investment Advisers Act of 1940. The new rule is designed to prevent material conflicts of interest from affecting the manner in which advisers vote its clients' proxies. The new rule requires SEC-registered investment advisers that have authority to vote clients' proxies to adopt written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, including procedures to address any material conflict that may arise between the interest of the adviser and its clients. The adviser must describe these policies and procedures to clients upon their request, and disclose to clients how they can obtain information from the adviser about how the adviser has voted their proxies.

In keeping with the disclosure requirements of the new SEC rule we are enclosing a copy of the Company's most recent Form ADV Part II, which includes a description of the Company's Proxy Voting procedures in the form of a General
Proxy Voting Policy Statement.

Should you have any questions, please do not hesitate to contact me at insert phone #.

Sincerely,

                                        1

                                 APPENDIX NO. 3
                              NFJ INVESTMENT GROUP
                             PROXY VOTING GUIDELINES

PROPOSAL
NO.        DESCRIPTION                                                  PG. NO.
-------------------------------------------------------------------------------

MANAGEMENT PROPOSALS

AUDITOR RELATED............................................................5
103.       Ratification of Auditors
104.       Auditor Indemnification

BOARD OF DIRECTORS.........................................................5
208.       Election of Board of Directors
209.       Board Independence
210.       Changes in Board Size
211.       Cumulative Voting
212.       Director Duties and Stakeholder Laws
213.       Director Indemnification and Liability Protection
214.       Key Committee Composition

COMPENSATION RELATED.......................................................6
307.       Employee Stock Ownership Plans (ESOP)
308.       Executive/Director/Outside Director Stock Option Plans
309.       401k Employee Benefit Plans
310.       Golden Parachutes
311.       Director Fees
312.       Pension Fund Credits

CAPITAL STRUCTURE..........................................................7
409.       Authorization of Additional Common Stock
410.       Authorization of Additional Preferred Stock
411.       Issuance of Additional Debt
412.       Reduction of Shares
413.       Share Repurchase Programs
414.       Preemptive Rights
415.       Adjustments to Par Value of Common Stock
416.       Debt Restructurings

                                        1

PROXY VOTING GUIDELINES
TABLE OF CONTENTS (CONTINUED)

PROPOSAL
NO.        DESCRIPTION                                                  PG. NO.
-------------------------------------------------------------------------------

MANAGEMENT PROPOSALS

CORPORATE TRANSACTIONS.....................................................8
507.       Mergers and Acquisitions
508.       Asset Sales
509.       Changing Corporate Name
510.       Corporate Restructurings
511.       Liquidations
512.       Spin-Offs

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS...............................9
608.       Greenmail
609.       Poison Pills
610.       Supermajority Shareholder Vote Requirements
611.       Classified Boards
612.       Fair Price Provisions
613.       Unequal Voting Rights
614.       Reincorporation/Exemption from Takeover Laws

OTHER.....................................................................10
907.       Annual Meetings
908.       Confidential Voting, Independent Tabulations and
              Inspections
909.       Disgorgement Provisions
910.       Mutual Fund Issues
911.       Share-Blocking
912.       Shares Out on Loan

                                       2

PROXY VOTING GUIDELINES
TABLE OF CONTENTS (CONTINUED)

PROPOSAL
NO.        DESCRIPTION                                                  PG. NO.
-------------------------------------------------------------------------------

SHAREHOLDER PROPOSALS

AUDITOR RELATED............................................................12
SP-104.    Ratification of Auditors
SP-105.    Independence of Auditors
SP-106.    Audit Firm Rotation

BOARD OF DIRECTORS.........................................................12
SP-209.    Minimum Director Stock Ownership
SP-210.    Board Independence
SP-211.    Age Limits
SP-212.    Cumulative Voting
SP-213.    Director Duties and Stakeholder Laws
SP-214.    Director Attendance at Annual Meetings
SP-215.    Key Committee Composition
SP-216.    Limit Director Tenure

COMPENSATION RELATED.......................................................13
SP-308.    Holding Periods
SP-309.    Future Stock Option Awards
SP-310.    Accounting Treatment of Stock Option Awards
SP-311.    Golden Parachutes
SP-312.    Limits on Executive and Director Compensation
SP-313.    Requests for Additional Disclosure of Executive
              Compensation
SP-314.    Reports on Executive Retirement Benefits

CAPITAL STRUCTURE..........................................................13
SP-403.    Preemptive Rights
SP-404.    Authorization of Blank Check Preferred Stock

CORPORATE TRANSACTIONS.....................................................14
SP-502.    Rights of Appraisal

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS...............................14
SP-608.    Greenmail
SP-609.    Poison Pills
SP-610.    Supermajority Shareholder Vote Requirements
SP-611.    Classified Boards
SP-612.    Fair Price Provisions
SP-613.    Equal Access
SP-614.    Reincorporation/Exemption from Takeover Laws

                                       3

PROXY VOTING GUIDELINES
TABLE OF CONTENTS (CONTINUED)

PROPOSAL
NO.        DESCRIPTION                                                  PG. NO.
-------------------------------------------------------------------------------

SHAREHOLDER PROPOSALS

PROXY CONTEST DEFENSES.....................................................14
SP-704.    Shareholders' Right to Call Special Meetings
SP-705.    Shareholder Action by Written Consent
SP-706.    Shareholders' Ability to Remove or Elect Directors

SOCIAL AND ENVIRONMENTAL ISSUES............................................15
SP-805.    Environmental Issues / CERES Principles
SP-806.    Northern Ireland (MacBride Principles)
SP-807.    South Africa (Statement of Principles)
SP-808.    Other Political/Social/Special Interest Issues

OTHER......................................................................15
SP-908.    Annual Meetings
SP-909.    Confidential Voting, Independent Tabulations and
              Inspections
SP-910.    Abstention Votes
SP-911.    Existing Dual Class Companies
SP-912.    Special Reports/Additional Disclosure
SP-913.    Lack of Information
SP-914.    Shareholder Advisory Committee
--------------------------------------------------------------------------------

                                       4

GUIDELINES FOR VOTING ON MANAGEMENT PROPOSALS

NFJ INVESTMENT GROUP ("NFJ") WILL GENERALLY VOTE ON MANAGEMENT PROPOSALS AS
FOLLOWS:

AUDITOR RELATED
--------------------------------------------------------------------------------

103. RATIFICATION OF AUDITORS: NFJ will generally vote for management proposals to ratify the selection of auditors unless:

     o    The audit firm is not independent in fact or appearance;

     o    The audit firm has rendered an opinion that is publicly known to not be an indication of the company's true financial position; or

     o    There are significant doubts that have been publicly raised regarding the audit firm's integrity or objectivity.

104. AUDITOR INDEMNIFICATION: NFJ will generally vote against management proposals to indemnify the auditors.

BOARD OF DIRECTORS
--------------------------------------------------------------------------------

204. ELECTION OF BOARD OF DIRECTORS: NFJ will generally vote with management for the routine election of directors unless:

     a.   There are clear concerns due to the company having displayed a record of poor performance;

     b.   The board fails to meet minimum corporate governance standards (e.g., performance-based executive compensation, board independence, takeover activity); or

     c.   Criminal activity by the board or a particular board nominee.

205. BOARD INDEPENDENCE: NFJ will generally vote for management proposals that require the board of directors to be comprised of a majority of independent or unaffiliated directors.

206. CHANGES IN BOARD SIZE: NFJ will generally vote for management proposals that seek to fix board size and will generally vote against management proposals that give management the ability to change the size of the board without shareholder approval.

                                       5

BOARD OF DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------

204. CUMULATIVE VOTING: NFJ will generally vote on a case-by-case basis for management proposals regarding cumulative voting.

205. DIRECTOR DUTIES AND STAKEHOLDER LAWS: NFJ will generally vote against management proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders), unless such proposals are considered in the context of the company's commitment to shareholders.

206. DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION: NFJ will generally vote in favor of management proposals to limit Directors' liability and to broaden their indemnification.

     NFJ will generally vote against management proposals that would broaden the
     Directors' indemnification that would cover acts of absolute negligence or proposals that would cover expenses for monetary damages of directors and officers that violate the duty of care standard.

208. KEY COMMITTEE COMPOSITION: NFJ will generally vote for management proposals that require all members of the compensation and nominating committees to be comprised of independent or unaffiliated directors.

COMPENSATION RELATED
--------------------------------------------------------------------------------

301. EMPLOYEE STOCK OWNERSHIP PLANS (ESOP): NFJ will generally vote for management proposals to establish ESOPs or increase authorized shares for existing ESOP's provided that the following criteria are met:

     a.   The purchase price is at least 85% of fair market value;

     b.   The offering period is 27 months or less;

     c.   Voting power dilution is no more than 10%.

307. EXECUTIVE/DIRECTOR/OUTSIDE DIRECTOR STOCK OPTION PLANS: NFJ will evaluate management stock option plan proposals on a case-by-case basis. When reviewing such compensation plans, NFJ will generally consider the following criteria:

     a.   That the dilution of existing shares is no more than 5%;

     b.   That the stock option plan is incentive-based;

     c.   That the stock option plan does not allow for discounted stock options;

     d.   For mature companies, that the stock option plan does not constitute more than 5% of the outstanding shares at the time of approval;

     e.   For growth companies, that the stock option plan does not constitute more than 10% of the outstanding shares at the time of approval.

308. 401K EMPLOYEE BENEFIT PLANS: NFJ will generally vote for management proposals to implement a 401(k) savings plan for its employees.

                                       6

COMPENSATION RELATED (CONTINUED)
--------------------------------------------------------------------------------

309. GOLDEN PARACHUTES: NFJ will generally vote for management proposals that require shareholder approval of golden parachutes and will vote for management proposals to limit golden parachutes.

310. DIRECTOR FEES: NFJ will generally vote for management proposals to award directors fees unless the amounts are excessive relative to similar industries and country.

311. PENSION FUND CREDITS: NFJ will generally vote against management proposals that include pension fund credits in earnings when determining executive compensation.

CAPITAL STRUCTURE
--------------------------------------------------------------------------------

409. AUTHORIZATION OF ADDITIONAL COMMON STOCK: NFJ will generally vote for management proposals to increase the authorization of common stock if a clear and legitimate business purpose is stated and the increase in authorization does not exceed 100% of shares currently authorized. NFJ will generally vote against management proposals to increase the authorized common stock if it will carry preemptive rights or supervoting rights.

     NFJ will generally vote for management proposals to increase common share authorization for a stock split as long as authorized shares following the split do not exceed 100% of existing authorized shares.

410. AUTHORIZATION OF ADDITIONAL PREFERRED STOCK: NFJ will generally vote for management proposals to create a new class of preferred stock or for proposals to allow for the issuance of additional shares of preferred stock unless:

     a.   The proposal is for the issuance of blank check preferred stock;

     b.   The issuance of preferred stock is greater than 50% of current issued capital;

     c.   The newly created preferred stock would have unspecified rights, i.e.
          voting, conversion, dividend distribution rights;

     d.   The additional preferred shares will be used as part of a takeover defense.

411. ISSUANCE OF ADDITIONAL DEBT: NFJ will generally vote for management proposals to issue additional debt provided that the company's debt-to-equity ratio is between zero and one hundred percent.

     NFJ will evaluate proposals on a case-by-case basis where the debt-to-equity ratio is greater than one hundred percent and will use comparisons to similar industry standards.

                                       7

CAPITAL STRUCTURE (CONTINUED)
--------------------------------------------------------------------------------

412. REDUCTION OF SHARES: NFJ will generally vote for management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stocks, provided that such proposals offer a clear and legitimate business purpose.

     NFJ will generally vote for management proposals to implement a reverse stock split provided that management proportionately reduces the authorized shares that are in the corporate charter.

413. SHARE REPURCHASE PROGRAMS: NFJ will generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

414. PREEMPTIVE RIGHTS: NFJ will generally vote for management proposals to eliminate preemptive rights.

415. ADJUSTMENTS TO PAR VALUE OF COMMON STOCK: NFJ will generally vote for management proposals to reduce the par value of common stock.

416. DEBT RESTRUCTURINGS: NFJ will evaluate debt restructuring management proposals (involving additional common and/or preferred share issuances) on a case-by-case basis. NFJ will generally consider the following criteria:

     a.   Reasonableness of the dilution;

     b.   The impact that the restructuring and determining if it will be beneficial to existing shareholders;

     c.   The threat of bankruptcy.

CORPORATE TRANSACTIONS
--------------------------------------------------------------------------------

507. MERGERS AND ACQUISITIONS: NFJ will evaluate merger and acquisition management proposals on a case-by-case basis. NFJ will generally consider the following factors:

     a.   Anticipated financial and operating benefits;

     b.   Offer price (cost vs. premium);

     c.   Prospects of the combined companies;

     d.   How the deal was negotiated:

     e.   Changes in corporate governance and their impact on shareholder rights;

     f.   Corporate restructuring;

     g.   Spin-offs;

     h.   Asset sales;

     i.   Liquidations;

     j.   Rights of appraisal.

                                       8

CORPORATE TRANSACTIONS (CONTINUED)
--------------------------------------------------------------------------------

508. ASSET SALES: NFJ will evaluate asset sale management proposals on a case-by-case basis by generally assessing the impact on the balance sheet /
     working capital and value received for the asset.

509. CHANGING CORPORATE NAME: NFJ will generally vote for management proposals regarding corporate name changes.

510. CORPORATE RESTRUCTURINGS: NFJ will evaluate corporate restructuring management proposals on a case-by-case basis which would include minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

511. LIQUIDATIONS: NFJ will evaluate liquidation proposals by management on a case-by-case basis and will review management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

512. SPIN-OFFS: NFJ will evaluate spin-off proposals on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS
--------------------------------------------------------------------------------

603. GREENMAIL: NFJ will generally vote for management proposals to prohibit payment of greenmail, defined as the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder's agreement not to acquire the target company. NFJ will generally vote against management proposals to adopt anti-takeover greenmail provisions.

604. POISON PILLS: A poison pill is a strategic move by a takeover-target to make its stock less attractive. A target company with a "pill" (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs.

     NFJ will evaluate poison pill management proposals on a case-by-case basis by considering the following factors:

     a.   Best interest of the existing shareholders;

     b.   The current salaries of the target companies' officers;

     c.   Repurchase price for the shares by the target company;

     d.   Amount of cash invested in target company;

     e.   Percentage of ownership by target company management;

     f.   Perks for target company senior management;

     g.   Attitude toward tax deferral benefiting target company management;

     i.   Target company's employee expenses.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS (CONTINUED)
--------------------------------------------------------------------------------

     NFJ will generally vote for management proposals to require shareholder ratification of poison

                                       9

     pills or that request the board of directors to redeem poison pills.

606. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENTS: NFJ will generally vote for management proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions or other business combinations and will generally vote against management proposals to require a supermajority vote on such matters.

607. CLASSIFIED BOARDS: NFJ will generally vote for management proposals to eliminate a classified board of directors and will generally vote against management proposals to classify the board.

608. FAIR PRICE PROVISIONS: NFJ will generally vote for management proposals to adopt or amend fair price provisions provided that the proposal does not include a shareholder vote requirement that exceeds the majority of disinterested shares.

607. UNEQUAL VOTING RIGHTS: NFJ will generally vote against management proposals for dual class exchange offers and dual class recapitalizations.

607. REINCORPORATION/EXEMPTION FROM TAKEOVER LAWS: On a case-by-case basis, NFJ will evaluate management proposals to opt out of state/country takeover laws and management proposals to reincorporate into a state which has more stringent anti-takeover and related provisions.

OTHER
--------------------------------------------------------------------------------

905. ANNUAL MEETINGS: NFJ will generally vote for management proposals that relate to the conduct of the annual meeting except those proposals which relate to the "transaction of such other business which may come before the meeting".

906. CONFIDENTIAL VOTING, INDEPENDENT TABULATIONS AND INSPECTIONS: NFJ will generally vote for management proposals to adopt confidential voting, use independent tabulators, and use independent election inspectors. NFJ will generally vote against management proposals to reNFJl such provisions.

907. DISGORGEMENT PROVISIONS: Disgorgement provisions stipulate that an acquirer pay back profits from the sale of stock purchased two years prior to achieving control status. NFJ will evaluate proposals to opt out of such provisions on a case-by-case basis.

                                       10

OTHER (CONTINUED)
--------------------------------------------------------------------------------

908. MUTUAL FUND ISSUES: NFJ will evaluate the following mutual fund issues on a case-by-case basis:

     f.   Approve the merger of the funds;

     g.   Approve investment advisory agreement;

     h.   Change in fundamental investment policy;

     i.   Approve/amend sub-advisory agreement;

     j.   Approve conversion from closed-end to open-end fund.

907. SHARE-BLOCKING: NFJ will generally not vote proxies in countries where there is "share-blocking."

908. SHARES OUT ON LOAN: Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

                                       11

GUIDELINES FOR VOTING ON SHAREHOLDER PROPOSALS

NFJ WILL GENERALLY VOTE ON SHAREHOLDER PROPOSALS AS FOLLOWS:

AUDITOR RELATED
--------------------------------------------------------------------------------

SP-104.   RATIFICATION OF AUDITORS: NFJ will generally vote for shareholder proposals to require shareholder ratification of auditors.

SP-105.   INDEPENDENCE OF AUDITORS: NFJ will generally vote against shareholder proposals with respect to prohibiting auditors from engaging in non-audit services.

SP-106.   AUDIT FIRM ROTATION: NFJ will generally vote against shareholder proposals asking for audit firm rotation.

BOARD OF DIRECTORS
--------------------------------------------------------------------------------

SP-209.   MINIMUM DIRECTOR STOCK OWNERSHIP: NFJ will generally vote against shareholder proposals requiring directors to own a certain number of shares in order to qualify as a director or to remain on the board.

SP-210.   BOARD INDEPENDENCE: NFJ will generally vote for shareholder proposals that require the board of directors to be comprised of a majority of independent or unaffiliated directors.

SP-211.   AGE LIMITS: NFJ will generally vote against shareholder proposals to impose a mandatory retirement age for directors.

SP-212.   CUMULATIVE VOTING: NFJ will evaluate shareholder proposals regarding cumulative voting on a case-by-case basis.

SP-213.   DIRECTOR DUTIES AND STAKEHOLDER LAWS: NFJ will generally vote against shareholder proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders), unless such proposals are considered in the context of the company's commitment to shareholders.

SP-214.   DIRECTOR ATTENDANCE AT ANNUAL MEETINGS: NFJ will generally vote against shareholder proposals for mandatory director attendance at the annual shareholder meeting.

SP-215.   KEY COMMITTEE COMPOSITION: NFJ will generally vote for shareholder proposals that require all members of the compensation and nominating committees be comprised of independent or unaffiliated directors.

                                       12

BOARD OF DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------

SP-216.   LIMIT DIRECTOR TENURE: NFJ will generally vote against shareholder proposals to limit the tenure of outside directors.

COMPENSATION RELATED
--------------------------------------------------------------------------------

SP-308.   HOLDING PERIODS: NFJ will generally vote against shareholder proposals that require companies to adopt full tenure stock holding periods for executives.

SP-309.   FUTURE STOCK OPTION AWARDS: NFJ will generally vote against shareholder proposals to ban future stock option grants to executives.

SP-310.   ACCOUNTING TREATMENT OF STOCK OPTION AWARDS: NFJ will generally vote for shareholder proposals requesting that stock options be expensed.

SP-311.   GOLDEN PARACHUTES: NFJ will generally vote for shareholder proposals to require shareholder approval of golden parachutes and will vote against shareholder proposals that would set limits on golden parachutes.

SP-312.   LIMITS ON EXECUTIVE AND DIRECTOR COMPENSATION: NFJ will generally vote against shareholder proposals to limit executive and director compensation.

SP-313.   REQUESTS FOR ADDITIONAL DISCLOSURE OF EXECUTIVE COMPENSATION: NFJ will generally vote against shareholder proposals that require additional disclosure for executive and director compensation above and beyond the disclosure required by the Securities and Exchange Commission
          ("SEC") regulations.

SP-314.   REPORTS ON EXECUTIVE RETIREMENT BENEFITS (DEFERRED COMPENSATION,
          SPLIT-DOLLAR LIFE INSURANCE, SERPS, AND PENSION BENEFITS): NFJ will generally vote for shareholder proposals that require companies to report on their executive retirement benefits provided that any cost with such reporting is within reason.

CAPITAL STRUCTURE
--------------------------------------------------------------------------------

SP-403.   PREEMPTIVE RIGHTS: NFJ will generally vote against shareholder proposals that seek preemptive rights.

SP-404.   AUTHORIZATION OF BLANK CHECK PREFERRED STOCK: NFJ will generally vote for shareholder proposals that require shareholder approval prior to the issuance of blank check preferred stock.

                                       13

CORPORATE TRANSACTIONS
--------------------------------------------------------------------------------

SP-502.   RIGHTS OF APPRAISAL: NFJ will generally vote against shareholder proposals to provide rights of appraisal to dissenting shareholders.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS
--------------------------------------------------------------------------------

SP-607.   GREENMAIL: NFJ will generally vote for shareholder proposals to prohibit payment of greenmail.

SP-608.   POISON PILLS: NFJ will generally vote for shareholder proposals to require shareholder ratification of poison pills. NFJ will generally vote on a case-by-case basis on shareholder proposals that request the board of directors to redeem poison pill provisions.

SP-609.   SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENTS: NFJ will generally vote for shareholder proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions, and other business combinations.

SP-610.   CLASSIFIED BOARDS: NFJ will generally vote for shareholder proposals to reNFJl classified boards and elect all directors annually and will vote against shareholder proposals to classify the board.

SP-611.   FAIR PRICE PROVISIONS: NFJ will generally vote for shareholder proposals to adopt or lower the shareholder vote requirements with respect to existing fair price provisions.

SP-612.   EQUAL ACCESS: NFJ will generally vote for shareholder proposals to allow shareholders equal access to management's proxy material so they can evaluate and propose voting recommendations on proxy proposals and director nominees.

SP-607.   REINCORPORATION/EXEMPTION FROM TAKEOVER LAWS: On a case-by-case basis,
          NFJ will evaluate shareholder proposals to opt out of state/country takeover laws and shareholder proposals to reincorporate into a state which has more stringent anti-takeover and related provisions.

PROXY CONTEST DEFENSES
--------------------------------------------------------------------------------

SP-704.   SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS: NFJ will generally vote against shareholder proposals to grant shareholders' the ability to call special meetings.

SP-705.   SHAREHOLDER ACTION BY WRITTEN CONSENT: NFJ will generally vote against shareholder proposals to permit shareholders to take action by written consent.

PROXY CONTEST DEFENSES (CONTINUED)
--------------------------------------------------------------------------------

SP-706.   SHAREHOLDERS' ABILITY TO REMOVE OR ELECT DIRECTORS: NFJ will generally vote against shareholder proposals to restore shareholder ability to remove directors with or without

                                       14

          cause. NFJ will generally vote against shareholder proposals that permit shareholders to elect directors to fill board vacancies.

SOCIAL AND ENVIRONMENTAL ISSUES
--------------------------------------------------------------------------------

SP-805.   ENVIRONMENTAL ISSUES / CERES PRINCIPLES: NFJ will generally vote against shareholder proposals that request issuers to file the CERES principles.

SP-806.   NORTHERN IRELAND (MACBRIDE PRINCIPLES): NFJ will generally vote against shareholder proposals that are aimed at anti-Catholic discrimination within Northern Ireland as outlined in the MacBride
          Principles.

SP-807.   SOUTH AFRICA (STATEMENT OF PRINCIPLES): NFJ will generally vote against shareholder proposals that pertain to promoting the welfare of black employees within companies that operate in South Africa.

SP-808.   OTHER POLITICAL/SOCIAL/SPECIAL INTEREST ISSUES: NFJ will generally vote against shareholder proposals on restrictions that relate to social, political, or special interest issues (examples: nuclear power, Mexico, animal testing, tobacco industry, or equal employment opportunities) that may effect the operations and competitiveness of the issuer or which may have a significant financial impact to the shareholders.

OTHER
--------------------------------------------------------------------------------

SP-904.   ANNUAL MEETINGS: NFJ will generally vote against shareholder proposals to change the time or place of annual meetings.

SP-905.   CONFIDENTIAL VOTING, INDEPENDENT TABULATIONS AND INSPECTIONS: NFJ will generally vote for shareholder proposals to adopt confidential voting, use independent tabulators, and use independent election inspectors.
          NFJ will vote against shareholder proposals to reNFJl such provisions.

SP-906.   ABSTENTION VOTES: NFJ will generally vote for shareholder proposals recommending that votes to "abstain" not be considered votes "cast" at an annual or special meeting unless required by state law.

                                       15

OTHER (CONTINUED)
--------------------------------------------------------------------------------

SP-907.   EXISTING DUAL CLASS COMPANIES: NFJ will generally vote against shareholder proposals asking for a report to shareholders on the financial impact of its dual class voting structure and will vote for shareholder proposals to submit a dual class voting structure to a shareholder vote.

SP-908.   SPECIAL REPORTS/ADDITIONAL DISCLOSURE: NFJ will generally vote against shareholder proposals that require disclosure reports on the impact of certain issues to the overall business if the issuer and the shareholders.

SP-909.   LACK OF INFORMATION: NFJ generally will vote against proposals if there is a lack of information to make an informed voting decision.

SP-907.   SHAREHOLDER ADVISORY COMMITTEE: NFJ will generally vote against shareholder proposals to establish shareholder advisory committees.

                                       16

Oppenheimer Capital LLC

Proxy Voting Policy and Procedures

Version 1.2 - Effective August 1, 2003

                                       17

Oppenheimer Capital LLC

Proxy Voting Policy and Procedures

GENERAL POLICY

Oppenheimer Capital LLC ("OpCap") vote proxies as part of its authority to manage, acquire, and dispose of account assets, unless the client has explicitly reserved the authority for itself. When voting proxies, OpCaps' primary objective is to make voting decisions solely in the best interests of its clients. OpCap will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients' accounts.

This policy sets forth the general standards for proxy voting whereby OpCap has authority to vote its client's proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services.

The general policy contains the following standards for OpCap:

     o    Exercising responsibility for voting decisions

     o    Obligation to vote must be clearly established based on written guidelines

     o    Resolving conflicts of interest

     o    Making appropriate disclosures to clients

     o    Creating and maintaining appropriate records

     o    Providing clients access to voting records

     o    Outsourcing the proxy voting administrative process

RESPONSIBILITY FOR VOTING DECISIONS

Chief Investment Officer

Exercise of shareholder voting rights is an investment decision. Accordingly, it is the responsibility of the Chief Investment Officer of OpCap to ensure that voting decisions are organized and conducted in accordance with portfolio objectives, and any applicable legal requirements and client expectations, if any. In order to ensure that this obligation is carried out, the Chief
Investment Officer of OpCap (or line of business, if appropriate) shall designate an employee or a committee to be responsible for all aspects of the exercise of shareholder rights (the "Proxy Committee").

Proxy Committee

The Proxy Committee shall be governed by this policy and will perform the following duties:

     o    Execute or engage a third party service provider to vote proxies in accordance with the Company's guidelines;

     o    Document, in the form of a report, the resolution of any conflicts of interest between OpCap and its clients, and provide or make available, adequate documentation to support that conflicts were resolved in a fair, equitable and consistent manner that is in the interest of clients;

                                       18

     o    Approve and monitor the outsourcing of voting obligations to third-parties; and

     o    Oversee the maintenance of records regarding voting decisions in accordance with the standards set forth by this policy.

The Proxy Committee shall review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services.

OBLIGATION TO VOTE MUST BE CLEARLY ESTABLISHED

When an investment management or client relationship is established, the obligation of OpCap to vote may be inherent in the relationship or, in some cases, implied as a matter of law. In some situations, the client may prefer to vote (or direct the voting) for portfolio securities.

OpCap's obligation with respect to voting rights should be explicitly identified in each client Investment Advisory Agreement. A specific clause in the agreement should explain the rights of each party as well as identify if any Proxy Voting
Service is used.

VOTING PROXIES

Written Voting Guidelines

OpCap must establish general voting guidelines for recurring proposals ("Voting
Guidelines"). (See Appendix No. 3 for reference.)

Flexibility

The Voting Guidelines should address routine as well as significant matters commonly encountered. The Voting Guidelines should permit voting decisions to be made flexibly while taking into account all relevant facts and circumstances.

Cost-Benefit Analysis Involving Voting Proxies

OpCap shall review various criteria to determine whether the costs associated with voting the proxy exceeds the expected benefit to its clients and may conduct a cost-benefit analysis in determining whether it is in the best economic interest to vote client proxies. Given the outcome of the cost-benefit analysis, OpCap may refrain from voting a proxy on behalf of its clients'
accounts.

In addition, OpCap may refrain from voting a proxy due to logistical considerations that may have a detrimental effect on OpCap's ability to vote such a proxy. These issues may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4)
restrictions on foreigner's ability to exercise votes, 5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or 6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

RESOLVING CONFLICTS OF INTEREST

OpCap may have conflicts that can affect how it votes its clients' proxies. For example, OpCap may

                                       19

manage a pension plan whose management is sponsoring a proxy proposal. OpCap may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations.
Accordingly, OpCap may reach different voting decisions for different clients.
Regardless, votes shall only be cast in the best interests of the client affected by the shareholder right. For this reason, OpCap shall not vote shares held in one client's account in a manner designed to benefit or accommodate any other client.

In order to prevent potential conflicts between OpCap and Allianz Dresdner group companies, OpCap maintain separate and distinct investment decision-making processes, including proposed or actual actions with respect to corporate governance matters affecting portfolio holdings. OpCap has implemented procedures to prevent the sharing of business and investment decision objectives, including Proxy Voting decisions.

In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief
Investment Officer of OpCap shall designate an employee or a proxy committee to be responsible for addressing how OpCap resolves such material conflicts of interest with its clients.

MAKING APPROPRIATE DISCLOSURES TO CLIENTS

OpCap shall provide clients with a summary of this policy in the form of a general Proxy Voting Policy Statement (See Appendix No. 1). The delivery of this statement can be made in Part II of Form ADV or under separate cover. In the initial year of adoption of this policy, a letter should accompany Form ADV that advises clients of the new disclosure. (See Appendix No. 2 for a sample letter).

CREATING AND MAINTAINING APPROPRIATE RECORDS

Recordkeeping Requirements

In keeping with applicable law(1), OpCap's recordkeeping requirements are as follows:

     o    Copies of the OpCap Proxy Voting Policy and Procedures;

     o    Copies or records of each proxy statement received with respect to clients' securities for whom OpCap exercises voting authority; Records of votes cast on behalf of clients;

     o    Records of each vote cast as well as certain records pertaining to
          OpCap's decision on the vote;

     o    Records of written client request for proxy voting information;

Records of written responses from OpCap to either written or oral client request;

                                       20

Retention of Records

Records are kept for at least six years following the date that the vote was cast. OpCap may maintain the records electronically. Third party service providers may be used to maintain proxy statements and proxy votes.

PROVIDING CLIENTS ACCESS TO VOTING RECORDS

Access by Clients

Generally, clients of OpCap has the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective account or strategy.

Shareholders and unit-holders of commingled funds managed by OpCap shall have such access to voting records pursuant to the governing documents of the commingled fund.

Access by Third Parties

Voting actions are confidential and may not be disclosed to any third party except as may be required by law or explicitly authorized by the client.

OUTSOURCING THE PROXY VOTING PROCESS

To assist in the proxy voting process, OpCap may retain an independent third party service provider to assist in providing in-depth research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided to OpCap should offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

--------------------------------------------------------------------------------
Endnotes

(1) SEC rule 206(4)-6 [17CFR 275.206(4)-6] and amendments to rule 204-2 [17-CFR
275.204-2] under the Investment Advisers Act of 1940 [15 U.S.C. 80b] ("Advisers
Act" or "Act")

                                       21

                                                      [OPPENHEIMER CAPITAL LOGO]

                                 APPENDIX NO. 1

                           PART II FORM ADV DISCLOSURE

GENERAL PROXY VOTING POLICY

Oppenheimer Capital LLC (the "Company") typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, the Company's primary objective is to make voting decisions solely in the best economic interests of its clients. The Company will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients' accounts.

The Company has adopted written Proxy Policy Guidelines and Procedures (the
"Proxy Guidelines") that are reasonably designed to ensure that the Company is voting in the best interest of its clients. The Proxy Guidelines reflect the
Company's general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy
Guideline. Upon receipt of a client's written request, the Company may also vote proxies for that client's account in a particular manner that may differ from the Proxy Guideline. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of
1940.

In accordance with the Proxy Guidelines, the Company may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. The Company may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, the
Company may refrain from voting a proxy on behalf of its clients' accounts due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, the Company may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on the Company's ability to vote the proxy. These issues may include, but are not limited to: (i)
proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person,
(iv) restrictions on foreigner's ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

To assist in the proxy voting process, the Company may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in the Company's handling of proxy voting responsibilities.

                                        1

CONFLICTS OF INTEREST

The Company may have conflicts of interest that can affect how it votes its clients' proxies. For example, the Company or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which the Company votes its clients' proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, the Chief Investment Officer of the Company may designate an employee or a proxy committee to be responsible for addressing how the Company resolves such material conflicts of interest with its clients.

To obtain a copy of the Policy Guidelines or to obtain information on how your account's securities were voted, please contact your account representative at
(877) 716-9787.

                                       2

                                                      [OPPENHEIMER CAPITAL LOGO]

                                 APPENDIX NO. 2

            SAMPLE LETTER TO ACCOMPANY PROXY VOTING POLICY STATEMENT

Insert: Date

Insert: Client name and address

Reference: Proxy Voting Policy and Procedure

Dear Client:

On January 31, 2003 the SEC adopted a new rule 206(4)-6, "Proxy Voting" under the Investment Advisers Act of 1940. The new rule is designed to prevent material conflicts of interest from affecting the manner in which advisers vote its clients' proxies. The new rule requires SEC-registered investment advisers that have authority to vote clients' proxies to adopt written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, including procedures to address any material conflict that may arise between the interest of the adviser and its clients. The adviser must describe these policies and procedures to clients upon their request, and disclose to clients how they can obtain information from the adviser about how the adviser has voted their proxies.

In keeping with the disclosure requirements of the new SEC rule we are enclosing a copy of the Company's most recent Form ADV Part II, which includes a description of the Company's Proxy Voting procedures in the form of a General
Proxy Voting Policy Statement.

Should you have any questions, please do not hesitate to contact me at insert phone #.

Sincerely,

                                        1

                                                      [OPPENHEIMER CAPITAL LOGO]

                                 APPENDIX NO. 3
                               OPPENHEIMER CAPITAL
                             PROXY VOTING GUIDELINES

PROPOSAL
NO.        DESCRIPTION                                                   PG. NO.
--------------------------------------------------------------------------------

MANAGEMENT PROPOSALS

AUDITOR RELATED..............................................................5
105.       Ratification of Auditors
106.       Auditor Indemnification

BOARD OF DIRECTORS...........................................................5
215.       Election of Board of Directors
216.       Board Independence
217.       Changes in Board Size
218.       Cumulative Voting
219.       Director Duties and Stakeholder Laws
220.       Director Indemnification and Liability Protection
221.       Key Committee Composition

COMPENSATION RELATED.........................................................6
313.       Employee Stock Ownership Plans (ESOP)
314.       Executive/Director/Outside Director Stock Option Plans
315.       401k Employee Benefit Plans
316.       Golden Parachutes
317.       Director Fees
318.       Pension Fund Credits

CAPITAL STRUCTURE............................................................7
417.       Authorization of Additional Common Stock
418.       Authorization of Additional Preferred Stock
419.       Issuance of Additional Debt
420.       Reduction of Shares
421.       Share Repurchase Programs
422.       Preemptive Rights
423.       Adjustments to Par Value of Common Stock
424.       Debt Restructurings

                                        1

PROXY VOTING GUIDELINES
TABLE OF CONTENTS (CONTINUED)

PROPOSAL
NO.        DESCRIPTION                                                   PG. NO.
--------------------------------------------------------------------------------

MANAGEMENT PROPOSALS

CORPORATE TRANSACTIONS.......................................................8
513.       Mergers and Acquisitions
514.       Asset Sales
515.       Changing Corporate Name
516.       Corporate Restructurings
517.       Liquidations
518.       Spin-Offs

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS.................................9
615.       Greenmail
616.       Poison Pills
617.       Supermajority Shareholder Vote Requirements
618.       Classified Boards
619.       Fair Price Provisions
620.       Unequal Voting Rights
621.       Reincorporation/Exemption from Takeover Laws

OTHER.......................................................................10
913.       Annual Meetings
914.       Confidential Voting, Independent Tabulations and Inspections
915.       Disgorgement Provisions
916.       Mutual Fund Issues
917.       Share-Blocking
918.       Shares Out on Loan

                                        2

PROXY VOTING GUIDELINES
TABLE OF CONTENTS (CONTINUED)

PROPOSAL
NO.        DESCRIPTION                                                   PG. NO.
--------------------------------------------------------------------------------

SHAREHOLDER PROPOSALS

AUDITOR RELATED.............................................................12
SP-107.    Ratification of Auditors
SP-108.    Independence of Auditors
SP-109.    Audit Firm Rotation

BOARD OF DIRECTORS..........................................................12
SP-217.    Minimum Director Stock Ownership
SP-218.    Board Independence
SP-219.    Age Limits
SP-220.    Cumulative Voting
SP-221.    Director Duties and Stakeholder Laws
SP-222.    Director Attendance at Annual Meetings
SP-223.    Key Committee Composition
SP-224.    Limit Director Tenure

COMPENSATION RELATED........................................................13
SP-315.    Holding Periods
SP-316.    Future Stock Option Awards
SP-317.    Accounting Treatment of Stock Option Awards
SP-318.    Golden Parachutes
SP-319.    Limits on Executive and Director Compensation
SP-320.    Requests for Additional Disclosure of Executive Compensation
SP-321.    Reports on Executive Retirement Benefits

CAPITAL STRUCTURE...........................................................13
SP-405.    Preemptive Rights
SP-406.    Authorization of Blank Check Preferred Stock

CORPORATE TRANSACTIONS......................................................14
SP-503.    Rights of Appraisal

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS................................14
SP-615.    Greenmail
SP-616.    Poison Pills
SP-617.    Supermajority Shareholder Vote Requirements
SP-618.    Classified Boards
SP-619.    Fair Price Provisions
SP-620.    Equal Access
SP-621.    Reincorporation/Exemption from Takeover Laws

                                        3

PROXY VOTING GUIDELINES
TABLE OF CONTENTS (CONTINUED)

PROPOSAL
NO.        DESCRIPTION                                                   PG. NO.
--------------------------------------------------------------------------------

SHAREHOLDER PROPOSALS

PROXY CONTEST DEFENSES......................................................14
SP-707.    Shareholders' Right to Call Special Meetings
SP-708.    Shareholder Action by Written Consent
SP-709.    Shareholders' Ability to Remove or Elect Directors

SOCIAL AND ENVIRONMENTAL ISSUES.............................................15
SP-809.    Environmental Issues / CERES Principles
SP-810.    Northern Ireland (MacBride Principles)
SP-811.    South Africa (Statement of Principles)
SP-812.    Other Political/Social/Special Interest Issues

OTHER.......................................................................15
SP-915.    Annual Meetings
SP-916.    Confidential Voting, Independent Tabulations and Inspections
SP-917.    Abstention Votes
SP-918.    Existing Dual Class Companies
SP-919.    Special Reports/Additional Disclosure
SP-920.    Lack of Information
SP-921.    Shareholder Advisory Committee

--------------------------------------------------------------------------------

                                        4

                                                      [OPPENHEIMER CAPITAL LOGO]

GUIDELINES FOR VOTING ON MANAGEMENT PROPOSALS

OPCAP WILL GENERALLY VOTE ON MANAGEMENT PROPOSALS AS FOLLOWS:

AUDITOR RELATED
--------------------------------------------------------------------------------

105.      RATIFICATION OF AUDITORS: OpCap will generally vote for management proposals to ratify the selection of auditors unless:

          o    The audit firm is not independent in fact or appearance;

          o    The audit firm has rendered an opinion that is publicly known to not be an indication of the company's true financial position; or

          o    There are significant doubts that have been publicly raised regarding the audit firm's integrity or objectivity.

106.      AUDITOR INDEMNIFICATION: OpCap will generally vote against management proposals to indemnify the auditors.

BOARD OF DIRECTORS
--------------------------------------------------------------------------------

207.      ELECTION OF BOARD OF DIRECTORS: OpCap will generally vote with management for the routine election of directors unless:

          a.   There are clear concerns due to the company having displayed a record of poor performance;

          b.   The board fails to meet minimum corporate governance standards
               (e.g., performance-based executive compensation, board
               independence, takeover activity); or

          c.   Criminal activity by the board or a particular board nominee.

208.      BOARD INDEPENDENCE: OpCap will generally vote for management proposals that require the board of directors to be comprised of a majority of independent or unaffiliated directors.

209.      CHANGES IN BOARD SIZE: OpCap will generally vote for management proposals that seek to fix board size and will generally vote against management proposals that give management the ability to change the size of the board without shareholder approval.

                                        5

BOARD OF DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------

204.      CUMULATIVE VOTING: OpCap will generally vote on a case-by-case basis for management proposals regarding cumulative voting.

205.      DIRECTOR DUTIES AND STAKEHOLDER LAWS: OpCap will generally vote against management proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders), unless such proposals are considered in the context of the company's commitment to shareholders.

206.      DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION: OpCap will generally vote in favor of management proposals to limit Directors'
          liability and to broaden their indemnification.

          OpCap will generally vote against management proposals that would broaden the Directors' indemnification that would cover acts of absolute negligence or proposals that would cover expenses for monetary damages of directors and officers that violate the duty of care standard.

209.      KEY COMMITTEE COMPOSITION: OpCap will generally vote for management proposals that require all members of the compensation and nominating committees to be comprised of independent or unaffiliated directors.

COMPENSATION RELATED
--------------------------------------------------------------------------------

301.      EMPLOYEE STOCK OWNERSHIP PLANS (ESOP): OpCap will generally vote for management proposals to establish ESOPs or increase authorized shares for existing ESOP's provided that the following criteria are met:

          a.   The purchase price is at least 85% of fair market value;

          b.   The offering period is 27 months or less;

          c.   Voting power dilution is no more than 10%.

312.      EXECUTIVE/DIRECTOR/OUTSIDE DIRECTOR STOCK OPTION PLANS: OpCap will evaluate management stock option plan proposals on a case-by-case basis. When reviewing such compensation plans, OpCap will generally consider the following criteria:

          a.   That the dilution of existing shares is no more than 5%;

          b.   That the stock option plan is incentive-based;

          c.   That the stock option plan does not allow for discounted stock options;

          d.   For mature companies, that the stock option plan does not
               constitute more than 5% of the outstanding shares at the time of approval;

          e.   For growth companies, that the stock option plan does not
               constitute more than 10% of the outstanding shares at the time of approval.

313.      401K EMPLOYEE BENEFIT PLANS: OpCap will generally vote for management proposals to implement a 401(k) savings plan for its employees.

                                        6

COMPENSATION RELATED (CONTINUED)
--------------------------------------------------------------------------------

314.      GOLDEN PARACHUTES: OpCap will generally vote for management proposals that require shareholder approval of golden parachutes and will vote for management proposals to limit golden parachutes.

315.      DIRECTOR FEES: OpCap will generally vote for management proposals to award directors fees unless the amounts are excessive relative to similar industries and country.

316.      PENSION FUND CREDITS: OpCap will generally vote against management proposals that include pension fund credits in earnings when determining executive compensation.

CAPITAL STRUCTURE
--------------------------------------------------------------------------------

417.      AUTHORIZATION OF ADDITIONAL COMMON STOCK: OpCap will generally vote for management proposals to increase the authorization of common stock if a clear and legitimate business purpose is stated and the increase in authorization does not exceed 100% of shares currently authorized.
          OpCap will generally vote against management proposals to increase the authorized common stock if it will carry preemptive rights or supervoting rights.

          OpCap will generally vote for management proposals to increase common share authorization for a stock split as long as authorized shares following the split do not exceed 100% of existing authorized shares.

418.      AUTHORIZATION OF ADDITIONAL PREFERRED STOCK: OpCap will generally vote for management proposals to create a new class of preferred stock or for proposals to allow for the issuance of additional shares of preferred stock unless:

          a.   The proposal is for the issuance of blank check preferred stock;

          b.   The issuance of preferred stock is greater than 50% of current issued capital;

          c.   The newly created preferred stock would have unspecified rights,
               i.e. voting, conversion, dividend distribution rights;

          d.   The additional preferred shares will be used as part of a
               takeover defense.

419.      ISSUANCE OF ADDITIONAL DEBT: OpCap will generally vote for management proposals to issue additional debt provided that the company's debt-to-equity ratio is between zero and one hundred percent.

          OpCap will evaluate proposals on a case-by-case basis where the debt-to-equity ratio is greater than one hundred percent and will use comparisons to similar industry standards.

                                        7

CAPITAL STRUCTURE (CONTINUED)
--------------------------------------------------------------------------------

420.      REDUCTION OF SHARES: OpCap will generally vote for management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stocks, provided that such proposals offer a clear and legitimate business purpose.

          OpCap will generally vote for management proposals to implement a reverse stock split provided that management proportionately reduces the authorized shares that are in the corporate charter.

421.      SHARE REPURCHASE PROGRAMS: OpCap will generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

422.      PREEMPTIVE RIGHTS: OpCap will generally vote for management proposals to eliminate preemptive rights.

423.      ADJUSTMENTS TO PAR VALUE OF COMMON STOCK: OpCap will generally vote for management proposals to reduce the par value of common stock.

424.      DEBT RESTRUCTURINGS: OpCap will evaluate debt restructuring management proposals (involving additional common and/or preferred share issuances) on a case-by-case basis. OpCap will generally consider the following criteria:

          a.   Reasonableness of the dilution;

          b.   The impact that the restructuring and determining if it will be beneficial to existing shareholders;

          c.   The threat of bankruptcy.

CORPORATE TRANSACTIONS
--------------------------------------------------------------------------------

513.      MERGERS AND ACQUISITIONS: OpCap will evaluate merger and acquisition management proposals on a case-by-case basis. OpCap will generally consider the following factors:

          a.   Anticipated financial and operating benefits;

          b.   Offer price (cost vs. premium);

          c.   Prospects of the combined companies;

          d.   How the deal was negotiated:

          e.   Changes in corporate governance and their impact on shareholder rights;

          f.   Corporate restructuring;

          g.   Spin-offs;

          h.   Asset sales;

          i.   Liquidations;

          j.   Rights of appraisal.

                                        8

CORPORATE TRANSACTIONS (CONTINUED)
--------------------------------------------------------------------------------

514.      ASSET SALES: OpCap will evaluate asset sale management proposals on a case-by-case basis by generally assessing the impact on the balance sheet / working capital and value received for the asset.

515.      CHANGING CORPORATE NAME: OpCap will generally vote for management proposals regarding corporate name changes.

516.      CORPORATE RESTRUCTURINGS: OpCap will evaluate corporate restructuring management proposals on a case-by-case basis which would include minority squeeze outs, leveraged buyouts, spin-offs, liquidations, and asset sales.

517.      LIQUIDATIONS: OpCap will evaluate liquidation proposals by management on a case-by-case basis and will review management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

518.      SPIN-OFFS: OpCap will evaluate spin-off proposals on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS
--------------------------------------------------------------------------------

605.      GREENMAIL: OpCap will generally vote for management proposals to prohibit payment of greenmail, defined as the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder's agreement not to acquire the target company. OpCap will generally vote against management proposals to adopt anti-takeover greenmail provisions.

606.      POISON PILLS: A poison pill is a strategic move by a takeover-target to make its stock less attractive. A target company with a "pill"
          (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs.

          OpCap will evaluate poison pill management proposals on a case-by-case basis by considering the following factors:

          a.   Best interest of the existing shareholders;

          b.   The current salaries of the target companies' officers;

          c.   Repurchase price for the shares by the target company;

          d.   Amount of cash invested in target company;

          e.   Percentage of ownership by target company management;

          f.   Perks for target company senior management;

          g.   Attitude toward tax deferral benefiting target company
               management;

          j.   Target company's employee expenses.

--------------------------------------------------------------------------------

                                        9

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS (CONTINUED)
--------------------------------------------------------------------------------

          OpCap will generally vote for management proposals to require shareholder ratification of poison pills or that request the board of directors to redeem poison pills.

609.      SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENTS: OpCap will generally vote for management proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions or other business combinations and will generally vote against management proposals to require a supermajority vote on such matters.

610.      CLASSIFIED BOARDS: OpCap will generally vote for management proposals to eliminate a classified board of directors and will generally vote against management proposals to classify the board.

611.      FAIR PRICE PROVISIONS: OpCap will generally vote for management proposals to adopt or amend fair price provisions provided that the proposal does not include a shareholder vote requirement that exceeds the majority of disinterested shares.

608.      UNEQUAL VOTING RIGHTS: OpCap will generally vote against management proposals for dual class exchange offers and dual class
          recapitalizations.

607.      REINCORPORATION/EXEMPTION FROM TAKEOVER LAWS: On a case-by-case basis,
          OpCap will evaluate management proposals to opt out of state/country takeover laws and management proposals to reincorporate into a state which has more stringent anti-takeover and related provisions.

OTHER
--------------------------------------------------------------------------------

909.      ANNUAL MEETINGS: OpCap will generally vote for management proposals that relate to the conduct of the annual meeting except those proposals which relate to the "transaction of such other business which may come before the meeting".

910.      CONFIDENTIAL VOTING, INDEPENDENT TABULATIONS AND INSPECTIONS: OpCap
          will generally vote for management proposals to adopt confidential voting, use independent tabulators, and use independent election inspectors. OpCap will generally vote against management proposals to repeal such provisions.

911.      DISGORGEMENT PROVISIONS: Disgorgement provisions stipulate that an acquirer pay back profits from the sale of stock purchased two years prior to achieving control status. OpCap will evaluate proposals to opt out of such provisions on a case-by-case basis.

                                       10

OTHER (CONTINUED)
--------------------------------------------------------------------------------

912.      MUTUAL FUND ISSUES: OpCap will evaluate the following mutual fund issues on a case-by-case basis:

          k.   Approve the merger of the funds;

          l.   Approve investment advisory agreement;

          m.   Change in fundamental investment policy;

          n.   Approve/amend sub-advisory agreement;

          o.   Approve conversion from closed-end to open-end fund.

909.      SHARE-BLOCKING: OpCap will generally not vote proxies in countries where there is "share-blocking."

910.      SHARES OUT ON LOAN: Proxies are not available to be voted when shares are out on loan through client securities lending programs with their custodians.

                                       11

GUIDELINES FOR VOTING ON SHAREHOLDER PROPOSALS

OPCAP WILL GENERALLY VOTE ON SHAREHOLDER PROPOSALS AS FOLLOWS:

AUDITOR RELATED
--------------------------------------------------------------------------------

SP-107.   RATIFICATION OF AUDITORS: OpCap will generally vote for shareholder proposals to require shareholder ratification of auditors.

SP-108.   INDEPENDENCE OF AUDITORS: OpCap will generally vote against shareholder proposals with respect to prohibiting auditors from engaging in non-audit services.

SP-109.   AUDIT FIRM ROTATION: OpCap will generally vote against shareholder proposals asking for audit firm rotation.

BOARD OF DIRECTORS
--------------------------------------------------------------------------------

SP-217.   MINIMUM DIRECTOR STOCK OWNERSHIP: OpCap will generally vote against shareholder proposals requiring directors to own a certain number of shares in order to qualify as a director or to remain on the board.

SP-218.   BOARD INDEPENDENCE: OpCap will generally vote for shareholder proposals that require the board of directors to be comprised of a majority of independent or unaffiliated directors.

SP-219.   AGE LIMITS: OpCap will generally vote against shareholder proposals to impose a mandatory retirement age for directors.

SP-220.   CUMULATIVE VOTING: OpCap will evaluate shareholder proposals regarding cumulative voting on a case-by-case basis.

SP-221.   DIRECTOR DUTIES AND STAKEHOLDER LAWS: OpCap will generally vote against shareholder proposals to allow the board of directors to consider the interests of stakeholders (constituencies other than shareholders), unless such proposals are considered in the context of the company's commitment to shareholders.

SP-222.   DIRECTOR ATTENDANCE AT ANNUAL MEETINGS: OpCap will generally vote against shareholder proposals for mandatory director attendance at the annual shareholder meeting.

SP-223.   KEY COMMITTEE COMPOSITION: OpCap will generally vote for shareholder proposals that require all members of the compensation and nominating committees be comprised of independent or unaffiliated directors.

                                       12

BOARD OF DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------

SP-224.   LIMIT DIRECTOR TENURE: OpCap will generally vote against shareholder proposals to limit the tenure of outside directors.

COMPENSATION RELATED
--------------------------------------------------------------------------------

SP-315.   HOLDING PERIODS: OpCap will generally vote against shareholder proposals that require companies to adopt full tenure stock holding periods for executives.

SP-316.   FUTURE STOCK OPTION AWARDS: OpCap will generally vote against shareholder proposals to ban future stock option grants to executives.

SP-317.   ACCOUNTING TREATMENT OF STOCK OPTION AWARDS: OpCap will generally vote for shareholder proposals requesting that stock options be expensed.

SP-318.   GOLDEN PARACHUTES: OpCap will generally vote for shareholder proposals to require shareholder approval of golden parachutes and will vote against shareholder proposals that would set limits on golden parachutes.

SP-319.   LIMITS ON EXECUTIVE AND DIRECTOR COMPENSATION: OpCap will generally vote against shareholder proposals to limit executive and director compensation.

SP-320.   REQUESTS FOR ADDITIONAL DISCLOSURE OF EXECUTIVE COMPENSATION: OpCap
          will generally vote against shareholder proposals that require additional disclosure for executive and director compensation above and beyond the disclosure required by the Securities and Exchange
          Commission ("SEC") regulations.

SP-321.   REPORTS ON EXECUTIVE RETIREMENT BENEFITS (DEFERRED COMPENSATION,
          SPLIT-DOLLAR LIFE INSURANCE, SERPS, AND PENSION BENEFITS): OpCap will generally vote for shareholder proposals that require companies to report on their executive retirement benefits provided that any cost with such reporting is within reason.

CAPITAL STRUCTURE
--------------------------------------------------------------------------------

SP-405.   PREEMPTIVE RIGHTS: OpCap will generally vote against shareholder proposals that seek preemptive rights.

SP-406.   AUTHORIZATION OF BLANK CHECK PREFERRED STOCK: OpCap will generally vote for shareholder proposals that require shareholder approval prior to the issuance of blank check preferred stock.

                                       13

CORPORATE TRANSACTIONS
--------------------------------------------------------------------------------

SP-503.   RIGHTS OF APPRAISAL: OpCap will generally vote against shareholder proposals to provide rights of appraisal to dissenting shareholders.

ANTI-TAKEOVER DEFENSES AND RELATED PROPOSALS
--------------------------------------------------------------------------------

SP-613.   GREENMAIL: OpCap will generally vote for shareholder proposals to prohibit payment of greenmail.

SP-614.   POISON PILLS: OpCap will generally vote for shareholder proposals to require shareholder ratification of poison pills. OpCap will generally vote on a case-by-case basis on shareholder proposals that request the board of directors to redeem poison pill provisions.

SP-615.   SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENTS: OpCap will generally vote for shareholder proposals to modify or rescind existing supermajority vote requirements to amend the charters or bylaws as well as approve mergers, acquisitions, and other business combinations.

SP-616.   CLASSIFIED BOARDS: OpCap will generally vote for shareholder proposals to repeal classified boards and elect all directors annually and will vote against shareholder proposals to classify the board.

SP-617.   FAIR PRICE PROVISIONS: OpCap will generally vote for shareholder proposals to adopt or lower the shareholder vote requirements with respect to existing fair price provisions.

SP-618.   EQUAL ACCESS: OpCap will generally vote for shareholder proposals to allow shareholders equal access to management's proxy material so they can evaluate and propose voting recommendations on proxy proposals and director nominees.

SP-607.   REINCORPORATION/EXEMPTION FROM TAKEOVER LAWS: On a case-by-case basis,
          OpCap will evaluate shareholder proposals to opt out of state/country takeover laws and shareholder proposals to reincorporate into a state which has more stringent anti-takeover and related provisions.

PROXY CONTEST DEFENSES
--------------------------------------------------------------------------------

SP-707.   SHAREHOLDERS' RIGHT TO CALL SPECIAL MEETINGS: OpCap will generally vote against shareholder proposals to grant shareholders' the ability to call special meetings.

SP-708.   SHAREHOLDER ACTION BY WRITTEN CONSENT: OpCap will generally vote against shareholder proposals to permit shareholders to take action by written consent.

                                       14

PROXY CONTEST DEFENSES (CONTINUED)
--------------------------------------------------------------------------------

SP-709.   SHAREHOLDERS' ABILITY TO REMOVE OR ELECT DIRECTORS: OpCap will generally vote against shareholder proposals to restore shareholder ability to remove directors with or without cause. OpCap will generally vote against shareholder proposals that permit shareholders to elect directors to fill board vacancies.

SOCIAL AND ENVIRONMENTAL ISSUES
--------------------------------------------------------------------------------

SP-809.   ENVIRONMENTAL ISSUES / CERES PRINCIPLES: OpCap will generally vote against shareholder proposals that request issuers to file the CERES principles.

SP-810.   NORTHERN IRELAND (MACBRIDE PRINCIPLES): OpCap will generally vote against shareholder proposals that are aimed at anti-Catholic discrimination within Northern Ireland as outlined in the MacBride
          Principles.

SP-811.   SOUTH AFRICA (STATEMENT OF PRINCIPLES): OpCap will generally vote against shareholder proposals that pertain to promoting the welfare of black employees within companies that operate in South Africa.

SP-812.   OTHER POLITICAL/SOCIAL/SPECIAL INTEREST ISSUES: OpCap will generally vote against shareholder proposals on restrictions that relate to social, political, or special interest issues (examples: nuclear power, Mexico, animal testing, tobacco industry, or equal employment opportunities) that may effect the operations and competitiveness of the issuer or which may have a significant financial impact to the shareholders.

OTHER
--------------------------------------------------------------------------------

SP-907.   ANNUAL MEETINGS: OpCap will generally vote against shareholder proposals to change the time or place of annual meetings.

SP-908.   CONFIDENTIAL VOTING, INDEPENDENT TABULATIONS AND INSPECTIONS: OpCap
          will generally vote for shareholder proposals to adopt confidential voting, use independent tabulators, and use independent election inspectors. OpCap will vote against shareholder proposals to repeal such provisions.

SP-909.   ABSTENTION VOTES: OpCap will generally vote for shareholder proposals recommending that votes to "abstain" not be considered votes "cast" at an annual or special meeting unless required by state law.

                                       15

OTHER (CONTINUED)
--------------------------------------------------------------------------------

SP-910.   EXISTING DUAL CLASS COMPANIES: OpCap will generally vote against shareholder proposals asking for a report to shareholders on the financial impact of its dual class voting structure and will vote for shareholder proposals to submit a dual class voting structure to a shareholder vote.

SP-911.   SPECIAL REPORTS/ADDITIONAL DISCLOSURE: OpCap will generally vote against shareholder proposals that require disclosure reports on the impact of certain issues to the overall business if the issuer and the shareholders.

SP-912.   LACK OF INFORMATION: OpCap generally will vote against proposals if there is a lack of information to make an informed voting decision.

SP-907.   SHAREHOLDER ADVISORY COMMITTEE: OpCap will generally vote against shareholder proposals to establish shareholder advisory committees.

                                       16

PART C: Other Information

Item 23 Exhibits:

        (a)(1)  Declaration of Trust - Previously filed with Post-Effective
                Amendment No. 3.

        (a)(2)  Amendment to Declaration of Trust dated September 1, 1994 -
                Previously filed with Post Effective Amendment No. 3.

        (a)(3)  Amendment to Declaration of Trust dated September 16, 1994 -
                Previously filed with Post-Effective Amendment No. 3.

        (a)(4)  Amendment to Declaration of Trust dated April 22, 1996 -
                Previously filed with Post-Effective Amendment No. 2.

        (a)(5)  Amendment to Declaration of Trust dated March 14, 2003 -
                Previously filed with Post-Effective Amendment No. 19.

        (b)     By-Laws of Registrant - Previously filed with Post-Effective
                Amendment No. 3.

        (c)     Articles VI, VIII, IX and X of the Declaration of Trust and
                Article III of the Bylaws - Previously filed with Post
                Effective Amendment No. 10.

        (d)(1)  Investment Advisory Agreement with OpCap Advisors. - Previously filed with Post-Effective Amendment No. 8.

        (d)(2)  Amendment to Investment Advisory Agreement with OpCap Advisors
                LLC, dated February 4, 2002 - Previously filed with
                Post-Effective Amendment No. 18.

        (d)(3)  Portfolio Management Agreement with PIMCO Equity Advisors -
                Previously filed with Post-Effective Amendment No. 12.

        (d)(4)  Novation of Portfolio Management Agreement with PIMCO Equity
                Advisors, dated February 4, 2002 - Previously filed with
                Post-Effective Amendment No. 18.

        (d)(5)  Portfolio Management Agreement with PIMCO - Previously filed with Post-Effective Amendment No. 12.

                                      C-1

        (d)(6)  Amendment to Portfolio Management Agreement with PIMCO, dated
                February 4, 2002 - Previously filed with Post-Effective
                Amendment No. 18.

        (d)(7)  Form of Portfolio Management Agreement with NFJ Investment
                Group L.P., dated April 1, 2003 - Previously filed with
                Post-Effective Amendment No. 21.

        (d)(8)  Portfolio Management Agreement with Oppenheimer Capital LLC, dated February 8, 2005 - filed herewith.

        (e)     Distributors Agreement. - Previously filed with Post-Effective
                Amendment No. 8.

        (e)(1)  Amendment to Distributors Agreement, dated February 4, 2002 -
                Previously filed with Post-Effective Amendment No. 18.

        (f)     Retirement Plan for Non-Interested Trustees or Directors. -
                Previously filed with Post Effective Amendment No. 9.

        (g)     Custody Agreement - Previously filed with Post-Effective
                Amendment No. 3.

        (h)(1)  Participation Agreement for American Enterprise Life Company -
                Previously filed with Post-Effective Amendment No. 3.

        (h)(2)  Amendment No. 1 to Participation Agreement for American
                Enterprise Life Insurance Company. - Previously filed with
                Post-Effective Amendment No. 8.

        (h)(3)  Participation Agreement for Connecticut General Life Insurance
                Company and amendment dated August 30, 1996 - Previously filed with Post-Effective Amendment No. 3.

        (h)(4)  Participation Agreement for IL Annuity and Insurance Company-
                Previously filed with Post-Effective Amendment No. 2.

        (h)(5)  Participation Agreement for Connecticut General Life Insurance
                Company (Separate Account T3)-Previously filed with
                Post-Effective Amendment No. 2.

        (h)(6)  Fund Participation Agreement for CIGNA Life Insurance Company
                dated September 5, 1996 - Previously filed with Post-Effective
                Amendment No. 3.

                                      C-2

        (h)(7)  Amendment to Fund Participation Agreement for Connecticut
                General Life Insurance Company dated April 23, 1997 -
                Previously filed with Post-Effective Amendment No. 5.

        (h)(8)  Participation Agreement for Providentmutual Life dated
                September 16, 1994 - Previously filed with Post-Effective
                Amendment No. 4.

        (h)(9)  Participation Agreement for PRUCO Life Insurance Company of
                Arizona dated July 1, 1996 - Previously filed with
                Post-Effective Amendment No. 4.

        (h)(10) Participation Agreement for PRUCO Life Insurance Company of New
                Jersey dated January 1, 1997 - Previously filed with
                Post-Effective Amendment No. 4.

        (h)(11) Participation Agreement for Prudential Insurance Company of
                America - Previously filed with Post-Effective Amendment No. 4.

        (h)(12) Participation Agreement for MONY Life Insurance Company of
                America and The Mutual Life Insurance Company of New York dated as of September 16, 1994 - Previously filed with Post-Effective
                Amendment No. 7.

        (h)(13) Participation Agreement for ReliaStar Life Insurance Company
                dated August 8, 1997 - Previously filed with Post-Effective
                Amendment No. 7.

        (h)(14) Participation Agreement for ReliaStar Bankers Security Life
                Insurance Company dated August 8, 1997 - Previously filed with
                Post-Effective Amendment No. 7.

        (h)(15) Participation Agreement for Northern Life Insurance Company
                dated August 8, 1997 - Previously filed with Post-Effective
                Amendment No. 7.

        (h)(16) Participation Agreement for American Centurion Life Insurance
                Assurance Company - Previously filed with Post-Effective
                Amendment No. 7.

        (h)(17) Participation Agreement for Sun Life Assurance Company of
                Canada (U.S.) dated as of February 17, 1998 - Previously filed with Post-Effective Amendment No. 8.

        (h)(18) Participation Agreement for Transamerica Life Insurance Company
                of New York dated December 15, 1997 - Previously filed with
                Post-Effective Amendment No. 8.

                                      C-3

        (h)(19) Participation Agreement for Transamerica Occidental Life
                Insurance Company dated December 15, 1997 - Previously filed with Post-Effective Amendment No. 8.

        (h)(20) Participation Agreement for Transamerica Life and Annuity
                Company dated December 15, 1997 - Previously filed with
                Post-Effective Amendment No. 8.

        (h)(21) Amendment No. 2 dated August 21, 1998 to Participation
                Agreement for American Enterprise Life Insurance Company, dated
                February 21, 1995. - Previously filed with Post Effective
                Amendment No. 9.

        (h)(22) Participation Agreement for Lincoln National Life Insurance,
                dated May 15, 1998 and amendment thereto dated October 7, 1998.
                - Previously filed with Post Effective Amendment No. 9.

        (h)(23) Participation Agreement for First Providian Life and Health
                Insurance Company, dated November 1, 1996. - Previously filed with Post Effective Amendment No. 9.

        (h)(24) Participation Agreement for Providian Life and Health Insurance
                Company, dated September 16, 1994. - Previously filed with Post
                Effective Amendment No. 9.

        (h)(25) Amendment dated September 1, 1998 to Participation Agreement of
                August 8, 1997 for ReliaStar Life Insurance Company of New York
                (formerly ReliaStar Bankers Life Insurance Company). -
                Previously filed with Post Effective Amendment No. 9.

        (h)(26) Amendment dated October 14, 1998 to Participation Agreement dated September 17, 1997 for American Centurion Life Insurance
                Company. - Previously filed with Post Effective Amendment No.
                9.

        (h)(27) Amendment dated December 1, 1998 to Participation Agreement of
                February 17, 1998 for Sun Life Assurance Company of Canada
                (U.S.). - Previously filed with Post Effective Amendment No. 9.

        (h)(28) Participation Agreement for Travelers Insurance Company dated
                May 1, 1998. - Previously filed with Post Effective Amendment
                No. 9.

        (h)(29) Amendment dated January 1, 1999 to Participation Agreement with
                Transamerica Occidental Life Insurance Company. - Previously
                filed with Post Effective Amendment No. 10.

                                      C-4

        (h)(30) Amendment dated September 8, 1998 to Participation Agreement with Transamerica Life Insurance and Annuity Company. -
                Previously filed with Post Effective Amendment No. 10.

        (h)(31) Participation Agreement dated September 30, 1999 with Lincoln
                Benefit Life Company - Previously filed with Post Effective
                Amendment No. 11.

        (h)(32) Amendment dated May 1, 2000 to Participation Agreement with
                Lincoln Life & Annuity Company - Previously filed with Post
                Effective Amendment No. 13.

        (h)(33) Form of Participation Agreement with Great-West Life & Annuity
                Insurance Company - Previously filed with Post-Effective
                Amendment No. 17.

        (h)(34) Form of Participation Agreement with Allstate Life Insurance
                Company - Previously filed with Post-Effective Amendment No.
                18.

        (h)(35) Form of Participation Agreement with Equitable Life Assurance
                Society of the United States - Previously filed with
                Post-Effective Amendment No. 19.

        (h)(36) Participation Agreement with Merrill Lynch Life Insurance
                Company - previously filed with Post-Effective Amendment No.
                21.

        (h)(37) Participation Agreement with Merrill Lynch Life Insurance
                Company of New York - previously filed with Post-Effective
                Amendment No. 21.

        (h)(38) Participation Agreement with Midland National Life Insurance
                Company - filed herewith.

        (i)     Opinion and consent of counsel as to the legality of the
                securities being registered, indicating whether they will when sold be legally issued, fully paid and non-assessable -
                Previously filed with Post-Effective Amendment No. 3.

        (j)(1)  Consent of Independent Auditors - filed herewith.

        (j)(2)  Powers of Attorney - previously filed with Post-Effective
                Amendment No. 21.

        (k)     Not Applicable.

                                      C-5

        (l)     Agreement relating to initial capital - Previously filed with
                Post-Effective Amendment No. 3.

        (m)     Not Applicable.

        (n)     Financial Data Schedules - Previously filed on March 10, 2005 on Form N-CSR.

        (o)     Not Applicable.

        (p)(1)  OCC Accumulation Trust - Code of Ethics - Previously filed with
                Post-Effective Amendment No. 15.

        (p)(2)  OpCap Advisors LLC, Oppenheimer Capital LLC, PEA Capital LLC
                and OCC Distributors Code of Ethics - filed herewith.

        (p)(3)  Pacific Investment Management Company Revised Code of Ethics -
                filed herewith.

Item 24. Persons Controlled by or Under Common Control with Registrant

          No person is presently controlled by or under common control with the
          Registrant.

Item 25. Indemnification

               Pursuant to Article V, Sec. 5.3 of the Registrant's Declaration
          of Trust, the Trustees shall provide for indemnification by the Trust of any present or former trustee, officer or agent in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being, or having been, a trustee, officer or agent of the Trust. The Trust By-Laws provide that, in other than derivative or shareholder suits, trustees, officers and/or agents will be indemnified against expenses of actions or omissions if the actions or omissions complained of were in good faith and reasonably believed to be in and not opposed to the best interests of the Trust, or, if a criminal action, the accused had no cause to believe his conduct was unlawful.

               In derivative and shareholder actions, such trustee, officer and/or agent shall be indemnified against expenses except where liability arises by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties as described in Section
          17(h) and (i) of the Investment Company Act of 1940. Either Trustees
          not a party to the action, shareholders or independent legal counsel by written opinion may, in appropriate circumstances, decide questions of indemnification under the By-Laws.

                                      C-6

               The Trust may purchase insurance insuring its officers and trustees against certain liabilities in their capacity as such, and insuring the Trust against any payments which it is obligated to make to such persons under any foregoing indemnification provisions.

               Insofar as indemnification for liability arising under the
          Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

          See "Management of the Fund" in the Prospectus and "Investment
          Management and Other Services" in the Additional Statement regarding the business of the investment adviser. Set forth below is information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of the investment adviser and the sub-advisers.

The information relating to OpCap Advisors LLC is incorporated by reference to its Form ADV previously filed electronically on the IARD system.

The information relating to Oppenheimer Capital LLC is incorporate by reference to its Form ADV previously filed electronically on the IARD system.

The information relating to PEA Capital LLC is incorporated by reference to its
Form ADV previously filed electronically on the IARD system.

The information relating to Pacific Investment Management Company LLC is incorporated by reference to its Form ADV previously filed electronically on the
IARD system.

The information relating to NFJ Investment Group L.P. is incorporated by reference to its Form ADV previously filed electronically on the IARD system.

Item 27. Principal Underwriter

                                      C-7

          (a)  OCC Distributors acts as principal underwriter for the
               Registrant.

          (b)  Set forth below is certain information pertaining to the partners and officers of OCC Distributors, Registrant's Principal
               Underwriter; the Principal Business Address of each is 1345
               Avenue of the Americas, New York, New York 10105-4800.

                   Positions and Offices with     Positions and Offices
Name               Underwriter                    with Registrant
----------------   ----------------------------   ---------------------
Francis C. Poli    Chief Executive Officer and    None
                   Secretary

John C. Maney      Chief Financial Officer        None

Colleen Martin     Financial Principal            None

David J. Ungar     Financial Principal            None

Vinh T. Nguyen     Vice President and
                   Controller                     None

Stewart A. Smith   Vice President and Assistant   None
                   Secretary

          (c)  Not applicable.

Item 28. Location of Required Records -- Rule 31a-1
         (Except those maintained by Custodian and Transfer Agent)

         OpCap Advisors LLC
         1345 Avenue of the Americas
         New York, NY 10105-4800

Item 29. Management Services

         Not Applicable.

Item 30. Undertakings

         Not applicable.

                                      C-8

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the
Investment Company Act of 1940, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the
City of New York, and State of New York on the 20th day of April, 2005.

                                         Premier VIT

                                         /s/ Brian S. Shlissel
                                         ---------------------------------------
                                         Brian S. Shlissel, President & Trustee

Attest:

/s/ Thomas J. Fuccillo
--------------------------------------
Thomas J. Fuccillo, Secretary

     Pursuant to the requirements of the Securities Act of 1933 this registration statement has been signed below by the following persons in the capacities and on the date indicated:

     Premier VIT

                                              Date
                                              ----

/s/ Brian S. Shlissel                    April 20, 2005
--------------------------------------
Brian S. Shlissel, President & Trustee

/s/ Paul Y. Clinton                      April 20, 2005
--------------------------------------
Paul Y. Clinton, Trustee

/s/ Thomas W. Courtney                   April 20, 2005
--------------------------------------
Thomas W. Courtney, Trustee

/s/ Lacy B. Herrmann                     April 20, 2005
--------------------------------------
Lacy B. Herrmann, Trustee

/s/ V. Lee Barnes                        April 20, 2005
--------------------------------------
V. Lee Barnes, Trustee

/s/ Theodore T. Mason                    April 20, 2005
--------------------------------------
Theodore T. Mason, Trustee

                                   PREMIER VIT

                                INDEX TO EXHIBITS

Exhibit No.
-----------
              (d)(8)  Portfolio Management Agreement with Oppenheimer Capital
                      LLC
              (h)(38) Participation Agreement with Midland National Life
                      Insurance Company
              (j)(1)  Consent of Independent Registered Public Accounting Firm
              (p)(2)  Code of Ethics of OpCap Advisors LLC, Oppenheimer Capital
                      LLC, PEA Capital LLC, NFJ Investment Group L.P. and OCC
                      Distributors LLC
              (p)(3)  Code of Ethics of Pacific Investment Management Company
                      LLC